SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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TRANSAMERICA FUNDS

TRANSAMERICA SERIES TRUST

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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TRANSAMERICA FUNDS

TRANSAMERICA SERIES TRUST

570 Carillon Parkway

St. Petersburg, Florida 33716-1294

March 12, 2014

Dear Shareholder or Contract Holder:

A special meeting of shareholders of, or, as applicable, contract holders investing in (together, the “Shareholders”) each series of Transamerica Funds and Transamerica Series Trust identified below (each series, a “Fund” and collectively, the “Funds”) will be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 570 Carillon Parkway, St. Petersburg, Florida 33716, on April 11, 2014, at 4:00 p.m. (Eastern time) for Transamerica Series Trust, and on April 28, 2014, at 4:00 p.m. (Eastern time) for Transamerica Funds.

At the special meeting, you are being asked to vote on one or more of the following proposals to:

Approve a new sub-adviser for Transamerica Multi-Manager Alternative Strategies Portfolio. Shareholders are being asked to approve a new sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM.

Approve a new sub-adviser for Transamerica Opportunistic Allocation. Shareholders are being asked to approve a new sub-advisory agreement with AUIM.

Approve a new sub-adviser for Transamerica Asset Allocation – Conservative VP. Shareholders are being asked to approve a new sub-advisory agreement with AUIM.

Approve a new sub-adviser for Transamerica Asset Allocation – Moderate VP. Shareholders are being asked to approve a new sub-advisory agreement with AUIM.

Approve a new sub-adviser for Transamerica Asset Allocation – Moderate Growth VP. Shareholders are being asked to approve a new sub-advisory agreement with AUIM.

Approve a new sub-adviser for Transamerica Asset Allocation – Growth VP. Shareholders are being asked to approve a new sub-advisory agreement with AUIM.

Approve a new sub-adviser for Transamerica International Moderate Growth VP. Shareholders are being asked to approve a new sub-advisory agreement with AUIM.

Approve a new sub-adviser for Transamerica Multi-Manager Alternative Strategies VP. Shareholders are being asked to approve a new sub-advisory agreement with AUIM.

Approve a new sub-adviser for Transamerica ING Conservative Allocation VP. Shareholders are being asked to approve a new sub-advisory agreement with AUIM.

Approve a new sub-adviser for Transamerica ING Moderate Growth Allocation VP. Shareholders are being asked to approve a new sub-advisory agreement with AUIM.

Approve a new sub-adviser for Transamerica ING Balanced Allocation VP. Shareholders are being asked to approve a new sub-advisory agreement with AUIM.

We are seeking your approval of these proposals through the enclosed joint proxy statement, which we invite you to review closely.

Importantly, the Board of Trustees has considered the proposal for each Fund listed above and has determined it is in the best interest of each respective Fund, and unanimously recommends that you vote “FOR” the proposal with respect to your Fund. However, before you vote, please read the full text of the proxy statement for an explanation of the proposal with respect to your Fund.

Whether or not you plan to attend the meeting in person and regardless of how many shares you own or the size of the interest you hold, your vote is important to us. By responding promptly, you will save the expense of additional follow-up mailings and solicitations. Please vote today.

Voting is quick and easy. You may vote your shares or interests by telephone, via the Internet or by simply completing and signing the enclosed proxy card (your ballot), and mailing it in the accompanying postage-paid return envelope.

If you have any questions about a proposal, please call Computershare Fund Services (“Computershare”) toll-free at 1-866-438-2987.

Sincerely,

Thomas A. Swank

President and Chief Executive Officer

IMPORTANT INFORMATION FOR SHAREHOLDERS

Please read the full text of the enclosed joint proxy statement.

Below is a brief overview of the proposals to be voted on. Your vote is important.

QUESTIONS AND ANSWERS

Q.	Why am I receiving the joint proxy statement?

A.

As a shareholder of one or more Transamerica mutual funds or as a contract holder who invests in one or more Transamerica mutual funds through a variable annuity contract or variable life insurance policy (each shareholder and contract holder referred to herein as a “Shareholder”), you are being asked to vote “FOR” one or more of the following proposals that have been approved by your Fund’s Board of Trustees.

Proposal I: Approve a New Sub-Adviser for Transamerica Multi-Manager Alternative Strategies Portfolio (the “Multi-Manager Alternative Strategies Portfolio”): Shareholders are being asked to vote on a new sub-advisory agreement with a new sub-adviser, Aegon USA Investment Management, LLC (“AUIM”), as part of an internal organizational restructuring involving AUIM and Transamerica Asset Management, Inc. (“TAM”), who serves as investment adviser to the Multi-Manager Alternative Strategies Portfolio. AUIM is affiliated with TAM. In connection with the proposed addition of a sub-adviser, there will be no change to the Multi-Manager Alternative Strategies Portfolio’s portfolio manager, objective, investment strategies, or risks.

Proposal II: Approve a New Sub-Adviser for Transamerica Opportunistic Allocation (“Opportunistic Allocation”): Shareholders are being asked to vote on a new sub-advisory agreement with a new sub-adviser, AUIM, as part of the internal restructuring involving AUIM and TAM, who serves as investment adviser to Opportunistic Allocation. AUIM is affiliated with TAM. In connection with the proposed addition of a sub-adviser, there will be no change to Opportunistic Allocation’s portfolio manager, objective, investment strategies, or risks.

Proposal III: Approve a New Sub-Adviser for Transamerica Asset Allocation – Conservative VP (“Asset Allocation – Conservative VP”): Shareholders are being asked to vote on a new sub-advisory agreement with a new sub-adviser, AUIM, as part of the internal restructuring involving AUIM and TAM, who serves as investment adviser to Asset-Allocation – Conservative VP. AUIM is affiliated with TAM. In connection with the proposed addition of a sub-adviser, there will be no change to Asset Allocation – Conservative VP’s portfolio manager, objective, investment strategies, or risks.

Proposal IV: Approve a New Sub-Adviser for Transamerica Asset Allocation – Moderate VP (“Asset Allocation – Moderate VP”): Shareholders are being asked to vote on a new sub-advisory agreement with a new sub-adviser, AUIM, as part of the internal restructuring involving AUIM and TAM, who serves as investment adviser to Asset Allocation – Moderate VP. AUIM is affiliated with TAM. In connection with the proposed addition of a sub-adviser, there will be no change to Asset Allocation – Moderate VP’s portfolio manager, objective, investment strategies, or risks.

Proposal V: Approve a New Sub-Adviser for Transamerica Asset Allocation – Moderate Growth VP (“Asset Allocation – Moderate Growth VP”): Shareholders are being asked to vote on a new sub-advisory agreement with a new sub-adviser, AUIM, as part of the internal restructuring involving AUIM and TAM, who serves as investment adviser to Asset Allocation – Moderate Growth VP. AUIM is affiliated with TAM. In connection with the proposed addition of a sub-adviser, there will be no change to Asset Allocation – Moderate Growth VP’s portfolio manager, objective, investment strategies, or risks.

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Proposal VI: Approve a New Sub-Adviser for Transamerica Asset Allocation – Growth VP (“Asset Allocation – Growth VP”): Shareholders are being asked to vote on a new sub-advisory agreement with a new sub-adviser, AUIM, as part of the internal restructuring involving AUIM and TAM, who serves as investment adviser to Asset Allocation – Growth VP. AUIM is affiliated with TAM. In connection with the proposed addition of a sub-adviser, there will be no change to Asset Allocation – Growth VP’s portfolio manager, objective, investment strategies, or risks.

Proposal VII: Approve a New Sub-Adviser for Transamerica International Moderate Growth VP (“International Moderate Growth VP”): Shareholders are being asked to vote on a new sub-advisory agreement with a new sub-adviser, AUIM, as part of the internal restructuring involving AUIM and TAM, who serves as investment adviser to International Moderate Growth VP. AUIM is affiliated with TAM. In connection with the proposed addition of a sub-adviser, there will be no change to International Moderate Growth VP’s portfolio manager, objective, investment strategies, or risks.

Proposal VIII: Approve a New Sub-Adviser for Transamerica Multi-Manager Alternative Strategies VP (“Multi-Manager Alternative Strategies VP”): Shareholders are being asked to vote on a new sub-advisory agreement with a new sub-adviser, AUIM, as part of the internal restructuring involving AUIM and TAM, who serves as investment adviser to Multi-Manager Alternative Strategies VP. AUIM is affiliated with TAM. In connection with the proposed addition of a sub-adviser, there will be no change to Multi-Manager Alternative Strategies VP’s portfolio manager, objective, investment strategies, or risks.

Proposal IX: Approve a New Sub-Adviser for Transamerica ING Conservative Allocation VP (“ING Conservative Allocation VP”): Shareholders are being asked to vote on a new sub-advisory agreement with a new sub-adviser, AUIM, as part of the internal restructuring involving AUIM and TAM, who serves as investment adviser to ING Conservative Allocation VP. AUIM is affiliated with TAM. In connection with the proposed addition of a sub-adviser, there will be no change to ING Conservative Allocation VP’s portfolio manager, objective, investment strategies, or risks.

Proposal X: Approve a New Sub-Adviser for Transamerica ING Moderate Growth Allocation VP (“ING Moderate Growth Allocation VP”): Shareholders are being asked to vote on a new sub-advisory agreement with a new sub-adviser, AUIM, as part of the internal restructuring involving AUIM and TAM, who serves as investment adviser to ING Moderate Growth Allocation VP. AUIM is affiliated with TAM. In connection with the proposed addition of a sub-adviser, there will be no change to ING Moderate Growth Allocation VP’s portfolio manager, objective, investment strategies, or risks.

Proposal XI: Approve a New Sub-Adviser for Transamerica ING Balanced Allocation VP (“ING Balanced Allocation VP”): Shareholders are being asked to vote on a new sub-advisory agreement with a new sub-adviser, AUIM, as part of the internal restructuring involving AUIM and TAM, who serves as investment adviser to ING Balanced Allocation VP. AUIM is affiliated with TAM. In connection with the proposed addition of a sub-adviser, there will be no change to ING Balanced Allocation VP’s portfolio manager, objective, investment strategies, or risks.

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Q.	Why am I being asked to vote on these proposals?

A.

You are being asked to vote on proposals that require the approval of shareholders of each Fund. The enclosed joint proxy statement and proxy card identify the proposals you are being ask to approve. Your Fund’s Board has approved the proposals, believes they are in Shareholders’ best interests and recommends you vote “FOR” each of the proposals with respect to your Fund.

Q.	Will my vote make a difference?

A.

Your vote is very important and can make a difference in the governance of the Funds, no matter how many shares you own or the interests you hold. Your vote can help ensure that the proposals recommended by the Board can be implemented. We encourage all Shareholders to participate in the governance of their Funds.

Q.	Who is paying for the preparation, printing and mailing of the joint proxy statement and solicitation of proxies?

A.

It is anticipated that the total cost of preparing, printing and mailing the joint proxy statement and soliciting proxies will be approximately $270,000, which will be shared by TAM and each of the Funds. TAM will bear approximately $135,000 of the total cost. The Funds’ share will be allocated among the Funds on the basis of their respective net assets, except when direct costs can reasonably be attributed to one or more particular Funds.

Q.	Who do I call if I have questions?

A.	If you need more information, or have any questions about voting, please call Computershare Fund Services, the Funds’ proxy solicitor, at 1-866-438-2987.

Q.	How do I vote my interests?

A.

You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you can vote your shares or interests by signing and dating the enclosed proxy card, and mailing it in the enclosed postage-paid envelope.

You may also attend the meeting and vote in person. However, even if you intend to do so, we encourage you to provide voting instructions by one of the methods described above.

Q.	Who is AUIM?

A.

AUIM, located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, is a registered investment adviser. AUIM, an affiliate of TAM, is a wholly owned, indirect subsidiary of Aegon N.V., a Netherlands corporation and publicly traded international insurance group. AUIM has asset management capabilities across the fixed income spectrum and has access to global resources and the ability to tap expertise across Aegon’s entire organization. AUIM currently sub-advises other funds in the Transamerica mutual fund complex. As of December 31, 2013, AUIM had approximately 400 professionals collectively managing $113 billion in assets under management.

PLEASE CAST YOUR VOTE NOW.

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TRANSAMERICA FUNDS

TRANSAMERICA SERIES TRUST

570 Carillon Parkway

St. Petersburg, Florida 33716-1294

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

to be held on April 11 and April 28, 2014

Please take notice that a special meeting of shareholders of, or, as applicable, contract holders investing in (together, the “Shareholders”), each series of Transamerica Funds and Transamerica Series Trust identified below (each series, a “Fund” and collectively, the “Funds”) will be held at the offices of Transamerica Asset Management, Inc., 570 Carillon Parkway, St. Petersburg, Florida 33716, on April 11, 2013, at 4:00 p.m. (Eastern time) for Transamerica Series Trust, and on April 28, 2014, at 4:00 p.m. (Eastern time) for Transamerica Funds, to consider and vote on the following proposals:

I.	To approve a new sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”) (to be voted on for Transamerica Multi-Manager Alternative Strategies Portfolio);

II.	To approve a new sub-advisory agreement with AUIM (to be voted on for Transamerica Opportunistic Allocation);

III.	To approve a new sub-advisory agreement with AUIM (to be voted on for Transamerica Asset Allocation – Conservative VP);

IV.	To approve a new sub-advisory agreement with AUIM (to be voted on for Transamerica Asset Allocation – Moderate VP);

V.	To approve a new sub-advisory agreement with AUIM (to be voted on for Transamerica Asset Allocation – Moderate Growth VP); and

VI.	To approve a new sub-advisory agreement with AUIM (to be voted on for Transamerica Asset Allocation – Growth VP); and

VII.	To approve a new sub-advisory agreement with AUIM (to be voted on for Transamerica International Moderate Growth VP); and

VIII.	To approve a new sub-advisory agreement with AUIM (to be voted on for Transamerica Multi-Manager Alternative Strategies VP); and

IX.	To approve a new sub-advisory agreement with AUIM (to be voted on for Transamerica ING Conservative Allocation VP); and

X.	To approve a new sub-advisory agreement with AUIM (to be voted on for Transamerica ING Moderate Growth Allocation VP); and

XI.	To approve a new sub-advisory agreement with AUIM (to be voted on for Transamerica ING Balanced Allocation VP); and

XII.	To transact such other business as may properly come before the special meeting and any adjournments or postponements thereof.

I

After careful consideration of each proposal, the Board of each Fund listed above approved Proposals I-XI and recommends that Shareholders vote “FOR” the proposal for each respective Fund.

Each shareholder of record of each Fund at the close of business on February 7, 2014 is entitled to notice of and to vote at the special meeting and any adjournments or postponements thereof.

By Order of the Boards,

Dennis P. Gallagher
Vice President, General Counsel and Secretary

March 12, 2014

II

SHAREHOLDERS ARE INVITED TO ATTEND THE SPECIAL MEETINGS IN PERSON. HOWEVER, YOU MAY VOTE PRIOR TO THE SPECIAL MEETINGS BY TELEPHONE, VIA THE INTERNET OR BY RETURNING YOUR COMPLETED PROXY CARD. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

The proxy materials will be available to review on your Fund’s website at:

https://www.transamericainvestments.com/TridionImages/Transamerica-Trusts-AUIM-Proxy-Statement-2014.pdf

until at least July, 31, 2014. A paper or email copy of the proxy materials may be obtained, without charge, by contacting the Funds’ proxy solicitor, Computershare Fund Services at 1-866-438-2987.

YOU CAN HELP YOUR FUND AVOID THE EXPENSE OF FURTHER PROXY SOLICITATION BY PROMPTLY VOTING YOUR SHARES OR INTERESTS USING ONE OF THREE CONVENIENT METHODS: (A) BY CALLING THE TOLL-FREE NUMBER AS DESCRIBED IN THE ENCLOSED PROXY CARD; (B) BY ACCESSING THE INTERNET WEBSITE AS DESCRIBED IN THE ENCLOSED PROXY CARD; OR (C) BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

III

Funds Holding Special Meetings on April 11, 2014

Transamerica Series Trust

Transamerica Asset Allocation – Conservative VP

Transamerica Asset Allocation – Moderate VP

Transamerica Asset Allocation – Moderate Growth VP

Transamerica Asset Allocation – Growth VP

Transamerica International Moderate Growth VP

Transamerica Multi-Manager Alternative Strategies VP

Transamerica ING Conservative Allocation VP

Transamerica ING Moderate Growth Allocation VP

Transamerica ING Balanced Allocation VP

Funds Holding Special Meetings on April 28, 2014

Transamerica Funds

Transamerica Multi-Manager Alternative Strategies Portfolio

Transamerica Opportunistic Allocation

IV

TRANSAMERICA FUNDS

TRANSAMERICA SERIES TRUST

570 Carillon Parkway

St. Petersburg, Florida 33716-1294

JOINT PROXY STATEMENT

Introduction

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees (the “Board” and each member of a Board, a “Board Member”) of each of the Transamerica Funds (“TF”) and Transamerica Series Trust (“TST”) funds listed in the accompanying Notice of Special Meeting of Shareholders (each, a “Fund” and, collectively, the “Funds”). The proxies are being solicited for use at a special meeting of shareholders of, or, as applicable, contract holders investing in (together, the “Shareholders”), each Fund to be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 570 Carillon Parkway, St. Petersburg, Florida 33716, on April 11, 2014, at 4:00 p.m. (Eastern time) for Transamerica Series Trust, and on April 28, 2014, at 4:00 p.m. (Eastern time) for Transamerica Funds (for each Fund, a “Special Meeting”), and at any and all adjournments or postponements thereof. The Special Meetings will be held for the purposes set forth in the accompanying Notice of Special Meetings of Shareholders.

The Board of each of TF and TST (each, an “Investment Company”) has determined that the use of this Joint Proxy Statement for each Fund’s Special Meeting is in the best interests of the Fund and its respective Shareholders in light of the similar matters being considered and voted on by the Shareholders with respect to each of the Funds. This Joint Proxy Statement and the accompanying materials, or a Notice of Internet Availability of Proxy Materials for TF Shareholders, are being first mailed by the Boards to Shareholders on or about March 12, 2014.

Each of TF and TST is organized as a Delaware statutory trust. Funds that are series of TST are offered to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. For purposes of this Joint Proxy Statement, the term “Shareholder” (when used to refer to the beneficial holder of ownership interests in the Fund) shall also be deemed to include holders of variable annuity contracts and variable life insurance policies.

In certain cases, for ease of comprehension, the term “Fund” is used in this Joint Proxy Statement where it may be more precise to refer to the “Investment Company” of which the Fund is a series. In addition, for purposes of convenience in this Joint Proxy Statement, shareholders or contract holders have been together defined as “Shareholders,” as noted above and the shares or beneficial interests that they hold in the Funds are sometimes referred to as “interests.”

You are being asked to vote at the Special Meeting of each Fund in which you held interests as of the close of business on February 7, 2014 (the “Record Date”). Each shareholder of record of a Fund at the close of business on the Record Date is entitled to one vote for each dollar of net asset value of the Fund represented by the shareholder’s shares of the applicable Fund (with proportional fractional votes for fractional shares). The net assets and total number of shares of each Fund at the close of business on the Record Date is shown in Appendix A.

The Fund with respect to which your vote is being solicited is named on the proxy card included with this Joint Proxy Statement. If you have the right to vote with respect to more than one Fund as of the Record Date, you may receive more than one proxy card. Please sign, date and return each proxy card, or if you prefer to provide voting instructions by telephone or over the Internet, please vote on the proposals with respect to each applicable Fund. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identity, provide access to the voting sites and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to a Fund’s Special Meeting will be voted at that Special Meeting. On the matters coming before each Special Meeting as to which a holder has specified a choice on that holder’s proxy, the holder’s shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to one or more proposals, the shares will be voted “FOR” each such proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Special Meetings.

Shareholders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to any or all proposals at any time before a vote is taken on a proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary at the principal executive offices of the Fund at the address above), by delivering a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Special Meeting, however, will not revoke any previously executed proxy. If you hold your shares through a bank or other intermediary or if you are the holder of a variable annuity contract or variable life insurance policy (as discussed below), please consult your bank or intermediary or your participating insurance company regarding your ability to revoke voting instructions after such instructions have been provided.

Quorum, Vote Required and Manner of Voting Proxies

Quorum

A quorum of shareholders is required to take action at each Special Meeting. For the purposes of taking action on Proposals I through XI, shareholders entitled to vote and present in person or by proxy representing at least thirty percent (30%) of the voting power of each respective Fund shall constitute a quorum at a Special Meeting.

Only proxies that are voted, abstentions and “broker non-votes” will be counted toward establishing a quorum. “Broker non-votes” are shares held by a broker or nominee as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter.

In the absence of a quorum, a Special Meeting may be adjourned by the motion of the person presiding at the Special Meeting. If a quorum is present but sufficient votes to approve a proposal are not received, a Special Meeting may be adjourned by the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting. The persons named as proxies may, at their discretion, vote those proxies in favor of an adjournment of a Special Meeting. A vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received.

Vote Required

Proposal I. Approval of Proposal I requires the vote of a “majority of the outstanding voting securities” of the Transamerica Multi-Manager Alternative Strategies Portfolio within the meaning of the 1940 Act, which is defined as the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities of the Fund that are present or represented by proxy at the Special Meeting if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the voting power of the outstanding securities of the Fund (a “1940 Act Majority Vote”).

Proposal II. Approval of Proposal II requires a 1940 Act Majority Vote of the shareholders of Transamerica Opportunistic Allocation.

Proposal III. Approval of Proposal III requires a 1940 Act Majority Vote of the shareholders of Transamerica Asset Allocation – Conservative VP.

Proposal IV. Approval of Proposal IV requires a 1940 Act Majority Vote of the shareholders of Transamerica Asset Allocation – Moderate VP.

Proposal V. Approval of Proposal V requires a 1940 Act Majority Vote of the shareholders of Transamerica Asset Allocation – Moderate Growth VP.

Proposal VI. Approval of Proposal VI requires a 1940 Act Majority Vote of the shareholders of Transamerica Asset Allocation – Growth VP.

Proposal VII. Approval of Proposal VII requires a 1940 Act Majority Vote of the shareholders of Transamerica International Moderate Growth VP.

Proposal VIII. Approval of Proposal VIII requires a 1940 Act Majority Vote of the shareholders of Transamerica Multi-Manager Alternative Strategies VP.

Proposal IX. Approval of Proposal IX requires a 1940 Act Majority Vote of the shareholders of Transamerica ING Conservative Allocation VP.

Proposal X. Approval of Proposal X requires a 1940 Act Majority Vote of the shareholders of Transamerica ING Moderate Growth Allocation VP.

Proposal XI. Approval of Proposal XI requires a 1940 Act Majority Vote of the shareholders of Transamerica ING Balanced Allocation VP.

Assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote.

Manner of Voting

The Funds expect that, before the Special Meetings, broker-dealer firms holding shares of each Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. The New York Stock Exchange (the “NYSE”) may take the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer or client’s shares with respect to each Proposal.

If you hold shares in a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or the distributor of the Fund, the service agent may be the record Shareholder of your shares. At the Special Meetings, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions or in the same proportion as those shares for which the Fund receives voting instructions from other Shareholders. This practice is sometimes called “proportional voting” or “echo voting.”

In the case of shares of Funds (such as the Funds that are series of TST) that are not offered to the public, but only sold to certain asset allocation portfolios and to variable annuity separate accounts established by insurance companies (including Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Monumental Life Insurance Company, Transamerica Advisors

Life Insurance Company of New York and Transamerica Advisors Life Insurance Company (collectively, the “Insurance Companies”)) to fund variable annuity contracts and variable life insurance policies, ownership of the shares is legally vested in the separate accounts. The Insurance Companies will vote shares held by these separate accounts in a manner consistent with voting instructions timely received from the Shareholders of the variable annuity contracts and variable life insurance policies used to fund the accounts. A signed proxy card or other authorization by a Shareholder that does not specify how the Shareholder’s interest should be voted on a proposal may be deemed an instruction to vote such interest in favor of the applicable proposal. The Insurance Companies will use proportional voting to vote shares held by separate accounts for which no timely instructions are received from the Shareholders of variable annuity contracts and variable life insurance policies. The Insurance Companies do not require that a specified number of owners of variable annuity contracts and variable life insurance policies submit voting instructions before the Insurance Companies will vote the shares of the Funds held by their respective separate accounts at the Special Meetings. As a result, a small number of owners of variable annuity contracts and variable life insurance policies could determine how the Insurance Companies vote, if other owners fail to vote. Other participating insurance companies may follow similar voting procedures.

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer, service agent or participating insurance company specific instructions as to how you want your shares to be voted.

A signed proxy card or other authorization by a beneficial owner of shares in a Fund that does not specify how the beneficial owner’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the applicable proposal.

If you have any questions about the proposals or about voting, please call Computershare Fund Services at 1-866-438-2987.

PROPOSAL I — APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT

To approve a new sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”) (to be voted on for Transamerica Multi-Manager Alternative Strategies Portfolio).

This Proposal I is to be voted on by shareholders of Transamerica Multi-Manager Alternative Strategies Portfolio (for purposes of this proposal, the “Fund”).

At the Special Meeting, Shareholders will be asked to approve a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between Transamerica Asset Management, Inc. (“TAM”), the Fund’s investment adviser, and AUIM, the Fund’s proposed new sub-adviser, as part of an internal restructuring of TAM. AUIM is an affiliate of TAM. In connection with the proposed addition of a sub-adviser, there will be no change to the Fund’s portfolio manager(s), objective, investment strategies, or risks.

A general description of the proposed New Sub-Advisory Agreement is included below. The Board approved the New Sub-Advisory Agreement at an in-person meeting held on January 22 and 23, 2014. Shareholder approval of the New Sub-Advisory Agreement must also be obtained, and the Board has authorized seeking such approval. The form of the New Sub-Advisory Agreement is included in Appendix B.

The Fund has an investment advisory agreement with TAM, which was last approved by shareholders on December 21, 2012 when certain changes were made to standardize terms across all the investment advisory agreements for funds in the Transamerica fund complex. The Board last approved the investment advisory agreement at an in-person meeting held on January 22 and 23, 2014 when it was revised to describe in greater detail the services provided by TAM to the Fund. Pursuant to the investment advisory agreement, TAM is responsible for providing investment advisory services, including management, supervision and investment research and advice, to the Fund and is authorized to enter into contracts with one or more sub-advisers to perform certain duties of TAM under the investment advisory agreement. The Fund currently does not have a sub-adviser. TAM has recommended, and the Board has approved (subject to shareholder approval), the appointment of AUIM as a sub-adviser to the Fund because the Fund’s portfolio manager - currently an employee of TAM - is transitioning his functions to AUIM as a result of the internal restructuring. TAM will oversee AUIM and monitor its provision of portfolio management services and investment performance. TAM is entitled to receive investment advisory fees for its service as investment adviser to the Fund. The advisory fee is calculated based on the average daily net assets of the Fund. The Fund paid TAM $1,086,155 in advisory fees after waivers or reimbursements, if any, for the fiscal year ended October 31, 2013. If this Proposal I is approved, TAM, not the Fund, will pay AUIM a sub-advisory fee out of the investment advisory fee it receives from the Fund. There will be no change operating expenses. Although the Fund may rely on an Order from the Securities and Exchange Commission (the “SEC”) that permits TAM, subject to certain conditions, and without the approval of Shareholders, to employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser, Shareholder approval of this Proposal I is being sought because AUIM is an affiliate of TAM.

The appointment of AUIM is not expected to result in any material changes in the nature or the level of investment advisory services provided to the Fund. While TAM currently provides all of the investment advisory services to the Fund itself, certain of those services will be transitioned to AUIM when the Fund’s portfolio manager becomes an employee of AUIM instead of TAM, as a result of the restructuring. TAM will continue to provide investment advisory services to the Fund, including, among other things: the design, development and ongoing review and evaluation of the Fund, its investment strategy, compliance program, valuation process and proxy voting process; the ongoing oversight and analysis of portfolio trading and risk management; preparation of the Fund’s prospectus and other disclosure materials; and the ongoing oversight and monitoring of AUIM. The Fund’s objective, investment strategies and risks will not change.

AUIM has asset management capabilities across the fixed income spectrum, a depth of research and management staff, and resources that will enable it to implement the investment strategies of the Fund. As noted above, the portfolio manager primarily responsible for determining what securities and other investments and instruments are purchased, retained, sold or exchanged by the Fund, will continue to serve in that role as an employee of AUIM, rather than of TAM. In addition, the Fund will benefit from AUIM’s ability to leverage the experience, scale, depth of talent and institutional resources of AUIM. TAM recommended the appointment of AUIM as sub-adviser to the Board based on the desire to ensure continuity of service following the restructuring, as well as an overall assessment of AUIM’s capabilities. If the New Sub-Advisory Agreement with AUIM is approved, the Fund’s assets will continue to be invested in the same manner that they are currently invested.

General Description of Sub-Advisory Agreement

Set forth below is a general description of certain terms of the New Sub-Advisory Agreement. A copy of the form of New Sub-Advisory Agreement is attached to this Joint Proxy Statement as Appendix B, and you should refer to Appendix B for the complete terms of the New Sub-Advisory Agreement.

Investment Management Services. The New Sub-Advisory Agreement provides that, subject to the supervision of the Fund’s Board Members and of TAM, the sub-adviser will regularly provide the Fund, with respect to that portion of a Fund’s assets allocated to it by TAM, with investment research, advice, management and supervision, will furnish a continuous investment program for the allocated assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and any written restrictions or limitations from TAM or the Fund, will determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund, and will implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any other specific policies adopted by the Fund’s Board and disclosed to the sub-adviser and any written instructions and directions the Board or TAM provides to the sub-adviser.

Under the Fund’s New Sub-Advisory Agreement, the sub-adviser is authorized to place orders pursuant to its investment determinations with respect to the allocated assets either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures of the Fund’s Board that may modify or restrict the sub-adviser’s authority regarding the execution of the Fund’s portfolio transactions provided in the Agreement and applicable law, the sub-adviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the sub-adviser or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars.” The sub-adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the sub-adviser and its affiliates have with respect to accounts over which they exercise investment discretion.

The New Sub-Advisory Agreement further provides that, unless TAM advises the sub-adviser in writing that the right to vote proxies has been expressly reserved to TAM or the Investment Companies or otherwise delegated to another party, the sub-adviser will exercise voting rights pertaining to its allocated portion of the Fund’s assets in accordance with the sub-adviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The New Sub-Advisory Agreement further provides that the sub-adviser will furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

The New Sub-Advisory Agreement provides that the sub-adviser will monitor the security valuations of the assets allocated to it and that if the sub-adviser believes that the carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the sub-adviser will notify TAM promptly. In addition, the sub-adviser will be available to consult with TAM in the event of a pricing problem and to participate in the Fund’s valuation committee meetings.

Fees. Under the New Sub-Advisory Agreement, TAM will pay the sub-adviser a fee out of the investment advisory fee TAM receives from the Fund.

Under the New Sub-Advisory Agreement, if approved, TAM (not the Fund) will pay AUIM sub-advisory fees, according to the following schedule, for its services with respect to the Fund’s average daily net assets on an annual basis:

0.20% of the first $500 million

0.19% over $500 million up to $600 million

0.18% over $600 million up to $1 billion

0.17% over $1 billion up to $2 billion

0.16% in excess of $2 billion

The average daily net assets for purposes of calculating the sub-advisory fees will be determined on a combined basis with certain other Transamerica mutual funds sub-advised by AUIM.

Payment of Expenses. The New Sub-Advisory Agreement requires the sub-adviser to pay all expenses incurred by it in the performance of its duties under the Agreement and requires TAM to pay all expenses incurred by it in the performance of TAM’s duties under the Agreement. Under the New Sub-Advisory Agreement, the Fund will bear all expenses not expressly assumed by TAM or the sub-adviser incurred in the operation of the Fund and the offering of its shares. The operating expenses of the Fund are not expected to increase as a result of entering into the New Sub-Advisory Agreement.

Conflicts of Interest. The New Sub-Advisory Agreement provides that the sub-adviser will not deal with itself, or with members of the Fund’s Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the sub-adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the sub-adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time. The New Sub-Advisory Agreement specifically provides that personnel of the sub-adviser may nonetheless engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. In addition, the sub-adviser may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

The New Sub-Advisory Agreement also provides that if the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the sub-adviser are considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by the sub-adviser. In addition, if transactions of the Fund and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the sub-adviser’s policies and procedures as presented to the Board from time to time.

Limitation on Liability. Under the New Sub-Advisory Agreement, the sub-adviser assumes no responsibility other than to render the services called for by the agreement in good faith, and the sub-adviser is not liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund. The sub-adviser is not protected, however, against liability by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement. This same limitation of liability applies to affiliates of the sub-adviser who may provide services to the Fund as contemplated by the New Sub-Advisory Agreement.

Term and Continuance. If approved by shareholders of the Fund, the New Sub-Advisory Agreement for the Fund will continue in effect, unless sooner terminated as set forth therein, for two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of the Fund. Notwithstanding the foregoing, the New Sub-Advisory Agreement will be considered by the Board on the same calendar as the investment advisory agreement with TAM.

Termination. The New Sub-Advisory Agreement for the Fund provides that the Agreement may be terminated at any time, without penalty, by the Board or by the shareholders of the Fund acting by a vote of at least a majority of its outstanding voting securities. In addition, the New Sub-Advisory Agreement may be terminated by TAM upon written notice to the sub-adviser, without the payment of any penalty. The New Sub-Advisory Agreement for the Fund also provides that the sub-adviser may terminate the Agreement upon giving 90 days’ written notice to TAM. The New Sub-Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act) and may not be assigned by TAM without the consent of the sub-adviser.

Board Considerations

At a meeting of the Board of Trustees of Transamerica Funds (for purposes of this section, the “Board”) held on January 22 and 23, 2014, the Board considered the approval of the New Sub-Advisory Agreement for the Fund between TAM and AUIM, the Fund’s proposed new sub-adviser.

Following their review and consideration, the Board Members determined that the terms of the New Sub-Advisory Agreement between TAM and AUIM with respect to the Fund are reasonable and approval of the New Sub-Advisory Agreement is in the best interests of the Fund and its Shareholders. The Board, including the Independent Board Members, unanimously approved the New Sub-Advisory Agreement for an initial two-year period.

To assist the Board Members in their consideration of the New Sub-Advisory Agreement, the Board Members received in advance of their meeting certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board considered:

(a)

that TAM advised the Board Members that the appointment of AUIM is not expected to result in any diminution in the nature, extent and quality of services provided to the Fund and its shareholders, including compliance services;

(b)

that TAM proposed the new sub-adviser as part of an internal restructuring and that, in connection with the proposed addition of a sub-adviser, there will be no change to the Fund’s portfolio manager, objective, investment strategies, or risks.

(c)

that AUIM is an experienced and respected asset management firm, and that TAM believes that AUIM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund based on an assessment of the services that AUIM provides to other funds within the Transamerica mutual fund complex;

(d)	that AUIM and TAM are affiliated entities;

(e)

that in June 2013 the Board performed a full annual review of a number of sub-advisory agreements with AUIM with respect to Transamerica mutual funds not discussed herein, and determined that AUIM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Transamerica mutual fund complex;

(f)	the proposed responsibilities of AUIM for the Fund and the services expected to be provided by it;

(g)	that advisory fee rate paid by the Fund to TAM would not change;

(h)	that the proposed sub-advisory fees to be paid by TAM to AUIM are reasonable in light of the services to be provided;

(i)	that TAM recommended to the Board that AUIM be appointed as Sub-Adviser to the Fund after the internal restructuring in order to maintain continuity of the portfolio management team; and

(j)

that the Fund would bear its portion of the costs of obtaining shareholder approval of the New Sub-Advisory Agreements, such costs to be allocated on the basis of the Funds’ respective net assets except where direct costs can reasonably be attributed to a particular Fund.

Further, the Board Members, including a majority of the independent Board Members, found that the change in sub-adviser to AUIM is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which TAM and AUIM derives an inappropriate advantage.

A discussion followed that included consideration of these and other matters.

In their deliberations, the Board Members evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the considerations discussed here, among others, although they did not identify any consideration or particular information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided

In evaluating the nature, extent and quality of the services to be provided by AUIM under the New Sub-Advisory Agreement, the Board considered, among other things, information provided by TAM and AUIM regarding AUIM’s operations (including research and trading), facilities, organization and personnel of AUIM, AUIM’s ability to use its resources effectively in performing its duties under the New Sub-Advisory Agreement, and AUIM’s capabilities in implementing the investment strategies of the Fund. The Board also considered that AUIM and TAM are affiliated entities. The Board considered that TAM has advised the Board that the appointment of AUIM is not expected to result in any diminution in the nature, extent and quality of services provided to the Fund and its Shareholders, including compliance services. The Board noted that there will be no change to the Fund’s portfolio manager, objective, investment strategies, or risks as part of the internal reorganization. The Board considered that AUIM is an experienced and respected asset management firm and that TAM believes that AUIM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund based on the assessment of the services that AUIM provides to other Transamerica mutual funds. The Board Members also considered that in June 2013 they had performed a full annual review of a number of sub-advisory agreements with AUIM and had determined that AUIM has the capabilities, resources and personnel necessary to provide the sub-advisory services to the funds subject to those agreements.

Based on their review of the materials provided and the assurances they had received from TAM, the Board determined that AUIM can provide sub-advisory services that are appropriate in scope and extent in light of the investment program for the Fund and that AUIM’s appointment is not expected to adversely affect the nature, extent and quality of services provided to the Fund.

Investment Performance

The Board considered AUIM’s investment management experience, capabilities and resources, including with respect to other Transamerica mutual funds that it sub-advises within the Transamerica mutual fund complex. The Board reviewed the performance of the Fund and noted that there would be no change to the Fund’s portfolio manager, objective, investment strategies, or risks as a result of adding AUIM as a sub-adviser.

In addition, the Board Members noted that they had recently considered the performance of other funds sub-advised by AUIM as part of the full annual review of the sub-advisory agreements for those funds and, in that connection, determined that AUIM was capable of providing investment and related services that are appropriate in scope and extent in light of those funds’ operations, the competitive landscape of the investment company business and investor needs.

On the basis of this information and the Board’s assessment of the nature, extent and quality of the services to be provided by AUIM, the Board concluded that AUIM is capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies.

Advisory Fee, Sub-Advisory Fee, Cost of Services Provided and Profitability

The Board considered that the advisory fee rate payable by the Fund to TAM would not change. The Board also considered that the proposed sub-advisory fee schedule in the New Sub-Advisory Agreement and noted that the assets of the Fund would be aggregated with the assets of certain other Transamerica mutual funds sub-advised by AUIM for purposes of calculating the sub-advisory fees payable by TAM to AUIM. The Board Members noted that the Fund will not pay the sub-advisory fee. On the basis of these considerations, together with the other information it considered, the Board determined that the sub-advisory fee to be received by AUIM under the New Sub-Advisory Agreement is reasonable in light of the services to be provided.

With respect to AUIM’s costs and profitability in providing services to the Fund, the Board noted that TAM and AUIM are affiliates, and that information about AUIM’s revenues and expenses was incorporated into an analysis of the anticipated impact of the sub-adviser change on TAM’s profitability. As a result, the Board principally considered profitability information for TAM and AUIM in the aggregate.

Economies of Scale

The Board considered that the Fund’s assets would be aggregated with the assets of certain other Transamerica mutual funds sub-advised by AUIM for purposes of determining the applicable sub-advisory fee rate. The Board noted that TAM believes that the appointment of AUIM as sub-adviser has the potential to attract additional assets because of AUIM’s asset management capabilities across the fixed income spectrum. The Board Members concluded that they would have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees payable by TAM to AUIM, in the future.

Fall-Out Benefits

The Board took into consideration the character of any incidental benefits received by AUIM, including the potential for increased visibility in the marketplace as a result of AUIM’s relationship with the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, found that the change in sub-adviser to AUIM is in the best interests of the Fund and its Shareholders and does not involve a conflict of interest from which TAM or AUIM derives an inappropriate advantage. The Board, including all of the Independent Board Members, concluded that the approval of the New Sub-Advisory Agreement is in the best interests of the Fund and its Shareholders and voted to approve the New Sub-Advisory Agreement.

In the event that Shareholders do not approve the Proposal, the Board will determine the appropriate course of action with respect to the management of the Fund.

Information about the Sub-Adviser

AUIM, located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, is a registered investment adviser. AUIM, an affiliate of TAM, is a wholly owned, indirect subsidiary of Aegon N.V., a Netherlands corporation and publicly traded international insurance group. AUIM is directly owned by Aegon USA Asset Management Holding, LLC,1 which is owned by AUSA Holding Company,2 which is owned by Aegon USA, LLC.1 Aegon USA, LLC is owned by Aegon U.S. Holding Corporation,1 which is owned by Transamerica Corporation (DE).1 Transamerica Corporation (DE) is owned by The Aegon Trust,3 which is owned by Aegon International B.V. 3 AEGON International B.V. is owned by AEGON N.V.3

1.	4333 Edgewood Road NE, Cedar Rapids IA 52499, United States
2.	1111 North Charles Street, Baltimore MD 21201, United States
3.	AEGONplein 50, 2591 TV The Hague, The Netherlands

The name and principal occupation of the directors and principal executive officers (or persons performing similar functions) of the Sub-Adviser are set forth in Appendix C. The principal address of each individual as it relates to his or her duties at the Sub-Adviser is the same as that of the Sub-Adviser.

Amounts paid by the Fund to TAM, an affiliate of AUIM, during the fiscal year ended 2013 were $1,086,155. If the New Sub-Advisory Agreement had been in effect during the last fiscal year, TAM would have paid AUIM $1,102,290. The amount paid by the Fund to TAM would not have changed. TAM will continue to provide investment advisory services to the Fund, as described in this Proxy Statement. TAM, not the Fund, will pay any sub-advisory fees to AUIM under the New Sub-Advisory Agreement.

Amounts paid to TAM and to affiliates of TAM during the fiscal year ended by the Fund and the services for which the amounts were paid, if any, are disclosed in Appendix E. There were no other material payments by the Fund to AUIM, TAM, or any of their affiliates during that period.

Management Activities. AUIM does not act as adviser or sub-adviser for any other registered investment companies with investment objectives similar to the Fund.

Brokerage Information

There were no brokerage commissions incurred on security transactions placed with affiliates of the adviser or sub-adviser for the fiscal year ended December 31, 2013.

Shareholder Approval

To become effective with respect to the Fund, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund. The New Sub-Advisory Agreement was approved by the independent Board Members, separately, and by the Board of the Fund, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above.

Your Board recommends that you vote “FOR” the approval of the New Sub-Advisory Agreement.

PROPOSAL II — APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT

To approve a new sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”) (to be voted on for Transamerica Opportunistic Allocation).

This Proposal II is to be voted on by shareholders of Transamerica Opportunistic Allocation (for purposes of this proposal, the “Fund”).

At the Special Meeting, Shareholders will be asked to approve a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between Transamerica Asset Management, Inc. (“TAM”), the Fund’s investment adviser, and AUIM, the Fund’s proposed new sub-adviser, as part of an internal restructuring of TAM. AUIM is an affiliate of TAM. In connection with the proposed addition of a sub-adviser, there will be no change to the Fund’s portfolio manager(s), objective, investment strategies, or risks.

A general description of the proposed New Sub-Advisory Agreement is included below. The Board approved the New Sub-Advisory Agreement at an in-person meeting held on January 22 and 23, 2014. Shareholder approval of the New Sub-Advisory Agreement must also be obtained, and the Board has authorized seeking such approval. The form of the New Sub-Advisory Agreement is included in Appendix B.

The Fund has an investment advisory agreement with TAM, which was last approved by shareholders on November 16, 2012 when certain changes were made to standardize terms across all the investment advisory agreements for funds in the Transamerica fund complex. The Board last approved the investment advisory agreement at an in-person meeting held on January 22 and 23, 2014 when it was revised to describe in greater detail the services provided by TAM to the Fund. Pursuant to the investment advisory agreement, TAM is responsible for providing investment advisory services, including management, supervision and investment research and advice, to the Fund and is authorized to enter into contracts with one or more sub-advisers to perform certain duties of TAM under the investment advisory agreement. The Fund currently does not have a sub-adviser. TAM has recommended, and the Board has approved (subject to shareholder approval), the appointment of AUIM as a sub-adviser to the Fund because the Fund’s portfolio manager - currently an employee of TAM - is transitioning his functions to AUIM as a result of the internal restructuring. TAM will oversee AUIM and monitor its provision of portfolio management services and investment performance. TAM is entitled to receive investment advisory fees for its service as investment adviser to the Fund. The advisory fee is calculated based on the average daily net assets of the Fund. The Fund paid TAM $0 in advisory fees after waivers or reimbursements, if any, for the fiscal year ended October 31, 2013. If this Proposal II is approved, TAM, not the Fund, will pay AUIM a sub-advisory fee out of the investment advisory fee it receives from the Fund. There will be no change operating expenses. Although the Fund may rely on an Order from the Securities and Exchange Commission (the “SEC”) that permits TAM, subject to certain conditions, and without the approval of Shareholders, to employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser, Shareholder approval of this Proposal II is being sought because AUIM is an affiliate of TAM.

The appointment of AUIM is not expected to result in any material changes in the nature or the level of investment advisory services provided to the Fund. While TAM currently provides all of the investment advisory services to the Fund itself, certain of those services will be transitioned to AUIM when the Fund’s portfolio manager becomes an employee of AUIM instead of TAM, as a result of the restructuring. TAM will continue to provide investment advisory services to the Fund, including, among other things: the design, development and ongoing review and evaluation of the Fund, its investment strategy, compliance program, valuation process and proxy voting process; the ongoing oversight and analysis of portfolio trading and risk management; preparation of the Fund’s prospectus and other disclosure materials; and the ongoing oversight and monitoring of AUIM. The Fund’s objective, investment strategies and risks will not change.

AUIM has asset management capabilities across the fixed income spectrum, a depth of research and management staff, and resources that will enable it to implement the investment strategies of the Fund. As noted above, the portfolio manager primarily responsible for determining what securities and other investments and instruments are purchased, retained, sold or exchanged by the Fund, will continue to serve in that role as an employee of AUIM, rather than of TAM. In addition, the Fund will benefit from AUIM’s ability to leverage the experience, scale, depth of talent and institutional resources of AUIM. TAM recommended the appointment of AUIM as sub-adviser to the Board based on the desire to ensure continuity of service following the restructuring, as well as an overall assessment of AUIM’s capabilities. If the New Sub-Advisory Agreement with AUIM is approved, the Fund’s assets will continue to be invested in the same manner that they are currently invested.

General Description of Sub-Advisory Agreement

Set forth below is a general description of certain terms of the New Sub-Advisory Agreement. A copy of the form of New Sub-Advisory Agreement is attached to this Joint Proxy Statement as Appendix B, and you should refer to Appendix B for the complete terms of the New Sub-Advisory Agreement.

Investment Management Services. The New Sub-Advisory Agreement provides that, subject to the supervision of the Fund’s Board Members and of TAM, the sub-adviser will regularly provide the Fund, with respect to that portion of a Fund’s assets allocated to it by TAM, with investment research, advice, management and supervision, will furnish a continuous investment program for the allocated assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and any written restrictions or limitations from TAM or the Fund, will determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund, and will implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any other specific policies adopted by the Fund’s Board and disclosed to the sub-adviser and any written instructions and directions the Board or TAM provides to the sub-adviser.

Under the Fund’s New Sub-Advisory Agreement, the sub-adviser is authorized to place orders pursuant to its investment determinations with respect to the allocated assets either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures of the Fund’s Board that may modify or restrict the sub-adviser’s authority regarding the execution of the Fund’s portfolio transactions provided in the Agreement and applicable law, the sub-adviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the sub-adviser or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars.” The sub-adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the sub-adviser and its affiliates have with respect to accounts over which they exercise investment discretion.

The New Sub-Advisory Agreement further provides that, unless TAM advises the sub-adviser in writing that the right to vote proxies has been expressly reserved to TAM or the Investment Companies or otherwise delegated to another party, the sub-adviser will exercise voting rights pertaining to its allocated portion of the Fund’s assets in accordance with the sub-adviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The New Sub-Advisory Agreement further provides that the sub-adviser will furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

The New Sub-Advisory Agreement provides that the sub-adviser will monitor the security valuations of the assets allocated to it and that if the sub-adviser believes that the carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the sub-adviser will notify TAM promptly. In addition, the sub-adviser will be available to consult with TAM in the event of a pricing problem and to participate in the Fund’s valuation committee meetings.

Fees. Under the New Sub-Advisory Agreement, TAM will pay the sub-adviser a fee out of the investment advisory fee TAM receives from the Fund.

Under the New Sub-Advisory Agreement, if approved, TAM (not the Fund) will pay AUIM sub-advisory fees, according to the following schedule, for its services with respect to the Fund’s average daily net assets on an annual basis:

0.05% of the first $250 million

0.04% over $250 million up to $1 billion

0.03% in excess of $1 billion

Payment of Expenses. The New Sub-Advisory Agreement requires the sub-adviser to pay all expenses incurred by it in the performance of its duties under the Agreement and requires TAM to pay all expenses incurred by it in the performance of TAM’s duties under the Agreement. Under the New Sub-Advisory Agreement, the Fund will bear all expenses not expressly assumed by TAM or the sub-adviser incurred in the operation of the Fund and the offering of its shares. The operating expenses of the Fund are not expected to increase as a result of entering into the New Sub-Advisory Agreement.

Conflicts of Interest. The New Sub-Advisory Agreement provides that the sub-adviser will not deal with itself, or with members of the Fund’s Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the sub-adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the sub-adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time. The New Sub-Advisory Agreement specifically provides that personnel of the sub-adviser may nonetheless engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. In addition, the sub-adviser may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

The New Sub-Advisory Agreement also provides that if the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the sub-adviser are considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by the sub-adviser. In addition, if transactions of the Fund and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the sub-adviser’s policies and procedures as presented to the Board from time to time.

Limitation on Liability. Under the New Sub-Advisory Agreement, the sub-adviser assumes no responsibility other than to render the services called for by the agreement in good faith, and the sub-adviser is not liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund. The sub-adviser is not protected, however, against liability by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement. This same limitation of liability applies to affiliates of the sub-adviser who may provide services to the Fund as contemplated by the New Sub-Advisory Agreement.

Term and Continuance. If approved by shareholders of the Fund, the New Sub-Advisory Agreement for the Fund will continue in effect, unless sooner terminated as set forth therein, for two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of the Fund. Notwithstanding the foregoing, the New Sub-Advisory Agreement will be considered by the Board on the same calendar as the investment advisory agreement with TAM.

Termination. The New Sub-Advisory Agreement for the Fund provides that the Agreement may be terminated at any time, without penalty, by the Board or by the shareholders of the Fund acting by a vote of at least a majority of its outstanding voting securities. In addition, the New Sub-Advisory Agreement may be terminated by TAM upon written notice to the sub-adviser, without the payment of any penalty. The New Sub-Advisory Agreement for the Fund also provides that the sub-adviser may terminate the Agreement upon giving 90 days’ written notice to TAM. The New Sub-Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act) and may not be assigned by TAM without the consent of the sub-adviser.

Board Considerations

At a meeting of the Board of Trustees of Transamerica Funds (for purposes of this section, the “Board”) held on January 22 and 23, 2014, the Board considered the approval of the New Sub-Advisory Agreement for the Fund between TAM and AUIM, the Fund’s proposed new sub-adviser.

Following their review and consideration, the Board Members determined that the terms of the New Sub-Advisory Agreement between TAM and AUIM with respect to the Fund are reasonable and approval of the New Sub-Advisory Agreement is in the best interests of the Fund and its Shareholders. The Board, including the Independent Board Members, unanimously approved the New Sub-Advisory Agreement for an initial two-year period.

To assist the Board Members in their consideration of the New Sub-Advisory Agreement, the Board Members received in advance of their meeting certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board considered:

(a)

that TAM advised the Board Members that the appointment of AUIM is not expected to result in any diminution in the nature, extent and quality of services provided to the Fund and its shareholders, including compliance services;

(b)

that TAM proposed the new sub-adviser as part of an internal restructuring and that, in connection with the proposed addition of a sub-adviser, there will be no change to the Fund’s portfolio manager, objective, investment strategies, or risks.

(c)

that AUIM is an experienced and respected asset management firm, and that TAM believes that AUIM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund based on an assessment of the services that AUIM provides to other funds within the Transamerica mutual fund complex;

(d)	that AUIM and TAM are affiliated entities;

(e)

that in June 2013 the Board performed a full annual review of a number of sub-advisory agreements with AUIM with respect to Transamerica mutual funds not discussed herein, and determined that AUIM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Transamerica mutual fund complex;

(f)	the proposed responsibilities of AUIM for the Fund and the services expected to be provided by it;

(g)	that advisory fee rate paid by the Fund to TAM would not change;

(h)	that the proposed sub-advisory fees to be paid by TAM to AUIM are reasonable in light of the services to be provided;

(i)	that TAM recommended to the Board that AUIM be appointed as Sub-Adviser to the Fund after the internal restructuring in order to maintain continuity of the portfolio management team; and

(j)

that the Fund would bear its portion of the costs of obtaining shareholder approval of the New Sub-Advisory Agreements, such costs to be allocated on the basis of the Funds’ respective net assets except where direct costs can reasonably be attributed to a particular Fund.

Further, the Board Members, including a majority of the independent Board Members, found that the change in sub-adviser to AUIM is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which TAM and AUIM derives an inappropriate advantage.

A discussion followed that included consideration of these and other matters.

In their deliberations, the Board Members evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the considerations discussed here, among others, although they did not identify any consideration or particular information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided

In evaluating the nature, extent and quality of the services to be provided by AUIM under the New Sub-Advisory Agreement, the Board considered, among other things, information provided by TAM and AUIM regarding AUIM’s operations (including research and trading), facilities, organization and personnel of AUIM, AUIM’s ability to use its resources effectively in performing its duties under the New Sub-Advisory Agreement, and AUIM’s capabilities in implementing the investment strategies of the Fund. The Board also considered that AUIM and TAM are affiliated entities. The Board considered that TAM has advised the Board that the appointment of AUIM is not expected to result in any diminution in the nature, extent and quality of services provided to the Fund and its Shareholders, including compliance services. The Board noted that there will be no change to the Fund’s portfolio manager, objective, investment strategies, or risks as part of the internal reorganization. The Board considered that AUIM is an experienced and respected asset management firm and that TAM believes that AUIM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund based on the assessment of the services that AUIM provides to other Transamerica mutual funds. The Board Members also considered that in June 2013 they had performed a full annual review of a number of sub-advisory agreements with AUIM and had determined that AUIM has the capabilities, resources and personnel necessary to provide the sub-advisory services to the funds subject to those agreements.

Based on their review of the materials provided and the assurances they had received from TAM, the Board determined that AUIM can provide sub-advisory services that are appropriate in scope and extent in light of the investment program for the Fund and that AUIM’s appointment is not expected to adversely affect the nature, extent and quality of services provided to the Fund.

Investment Performance

The Board considered AUIM’s investment management experience, capabilities and resources, including with respect to other Transamerica mutual funds that it sub-advises within the Transamerica mutual fund complex. The Board reviewed the performance of the Fund and noted that there would be no change to the Fund’s portfolio manager, objective, investment strategies, or risks as a result of adding AUIM as a sub-adviser.

In addition, the Board Members noted that they had recently considered the performance of other funds sub-advised by AUIM as part of the full annual review of the sub-advisory agreements for those funds and, in that connection, determined that AUIM was capable of providing investment and related services that are appropriate in scope and extent in light of those funds’ operations, the competitive landscape of the investment company business and investor needs.

On the basis of this information and the Board’s assessment of the nature, extent and quality of the services to be provided by AUIM, the Board concluded that AUIM is capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies.

Sub-Advisory Fee, Cost of Services Provided and Profitability

The Board considered that the advisory fee rate payable by the Fund to TAM would not change. The Board also considered that the proposed sub-advisory fee schedule in the New Sub-Advisory Agreement and noted that the assets of the Fund would be aggregated with the assets of certain other Transamerica mutual funds sub-advised by AUIM for purposes of calculating the sub-advisory fees payable by TAM to AUIM. The Board Members noted that the Fund will not pay the sub-advisory fee. On the basis of these considerations, together with the other information it considered, the Board determined that the sub-advisory fee to be received by AUIM under the New Sub-Advisory Agreement is reasonable in light of the services to be provided.

With respect to AUIM’s costs and profitability in providing services to the Fund, the Board noted that TAM and AUIM are affiliates, and that information about AUIM’s revenues and expenses was incorporated into an analysis of the anticipated impact of the sub-adviser change on TAM’s profitability. As a result, the Board principally considered profitability information for TAM and AUIM in the aggregate.

Economies of Scale

The Board considered that the Fund’s assets would be aggregated with the assets of certain other Transamerica mutual funds sub-advised by AUIM for purposes of determining the applicable sub-advisory fee rate. The Board noted that TAM believes that the appointment of AUIM as sub-adviser has the potential to attract additional assets because of AUIM’s asset management capabilities across the fixed income spectrum. The Board Members concluded that they would have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees payable by TAM to AUIM, in the future.

Fall-Out Benefits

The Board took into consideration the character of any incidental benefits received by AUIM, including the potential for increased visibility in the marketplace as a result of AUIM’s relationship with the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, found that the change in sub-adviser to AUIM is in the best interests of the Fund and its Shareholders and does not involve a conflict of interest from which TAM or AUIM derives an inappropriate advantage. The Board, including all of the Independent Board Members, concluded that the approval of the New Sub-Advisory Agreement is in the best interests of the Fund and its Shareholders and voted to approve the New Sub-Advisory Agreement.

In the event that Shareholders do not approve the Proposal, the Board will determine the appropriate course of action with respect to the management of the Fund.

Information about the Sub-Adviser

AUIM, located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, is a registered investment adviser. AUIM, an affiliate of TAM, is a wholly owned, indirect subsidiary of Aegon N.V., a Netherlands corporation and publicly traded international insurance group. AUIM is directly owned by Aegon USA Asset Management Holding, LLC,1 which is owned by AUSA Holding Company,2 which is owned by Aegon USA, LLC.1 Aegon USA, LLC is owned by Aegon U.S. Holding Corporation,1 which is owned by Transamerica Corporation (DE).1 Transamerica Corporation (DE) is owned by The Aegon Trust,3 which is owned by Aegon International B.V. 3 AEGON International B.V. is owned by AEGON N.V.3

1.	4333 Edgewood Road NE, Cedar Rapids IA 52499, United States
2.	1111 North Charles Street, Baltimore MD 21201, United States
3.	AEGONplein 50, 2591 TV The Hague, The Netherlands

The name and principal occupation of the directors and principal executive officers (or persons performing similar functions) of the Sub-Adviser are set forth in Appendix C. The principal address of each individual as it relates to his or her duties at the Sub-Adviser is the same as that of the Sub-Adviser.

Amounts paid by the Fund to TAM, an affiliate of AUIM, during the fiscal year ended October 31, 2013 were $0. If the New Sub-Advisory Agreement had been in effect during the last fiscal year, TAM would have paid AUIM $0. The amount paid by the Fund to TAM would not have changed. TAM will continue to provide investment advisory services to the Fund, as described in this Proxy Statement. TAM, not the Fund, will pay any sub-advisory fees to AUIM under the New Sub-Advisory Agreement.

Amounts paid to TAM and to affiliates of TAM during the fiscal year ended by the Fund and the services for which the amounts were paid, if any, are disclosed in Appendix E. There were no other material payments by the Fund to AUIM, TAM, or any of their affiliates during that period. There were no other material payments by the Fund to AUIM, TAM, or any of their affiliates during that period.

Management Activities. AUIM does not act as adviser or sub-adviser for any other registered investment companies with investment objectives similar to the Fund.

Brokerage Information

There were no brokerage commissions incurred on security transactions placed with affiliates of the adviser or sub-adviser for the fiscal year ended December 31, 2013.

Shareholder Approval

To become effective with respect to the Fund, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund. The New Sub-Advisory Agreement was approved by the independent Board Members, separately, and by the Board of the Fund, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above.

Your Board recommends that you vote “FOR” the approval of the New Sub-Advisory Agreement.

PROPOSAL III — APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT

To approve a new sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”) (to be voted on for Transamerica Asset Allocation – Conservative VP).

This Proposal III is to be voted on by shareholders of Transamerica Asset Allocation – Conservative VP (for purposes of this proposal, the “Portfolio”).

At the Special Meeting, Shareholders will be asked to approve a new sub-advisory agreement (“New Sub-Advisory Agreement”) between Transamerica Asset Management, Inc. (“TAM”), the Portfolio’s investment adviser, and AUIM, the Portfolio’s proposed new sub-adviser, as part of an internal restructuring of TAM. AUIM is an affiliate of TAM. In connection with the proposed addition of a sub-adviser, there will be no change to the Portfolio’s portfolio manager(s), objective, investment strategies, or risks.

A general description of the proposed New Sub-Advisory Agreement is included below. The Board approved the New Sub-Advisory Agreement at an in-person meeting held on January 22 and 23, 2014. Shareholder approval of the New Sub-Advisory Agreement must also be obtained, and the Board has authorized seeking such approval. The form of the New Sub-Advisory Agreement is included in Appendix B.

The Portfolio has an investment advisory agreement with TAM, which was last approved by shareholders on November 16, 2012 when certain changes were made to standardize terms across all the investment advisory agreements for funds in the Transamerica fund complex. The Board last approved the investment advisory agreement at an in-person meeting held on January 22 and 23, 2014 when it was revised to describe in greater detail the services provided by TAM to the Portfolio. Pursuant to the investment advisory agreement, TAM is responsible for providing investment advisory services, including management, supervision and investment research and advice, to the Portfolio and is authorized to enter into contracts with one or more sub-advisers to perform certain duties of TAM under the investment advisory agreement. The Portfolio currently does not have a sub-adviser. TAM has recommended, and the Board has approved (subject to shareholder approval), the appointment of AUIM as a sub-adviser to the Portfolio because the Portfolio’s portfolio manager - currently an employee of TAM - is transitioning his functions to AUIM as a result of the internal restructuring. TAM will oversee AUIM and monitor its provision of portfolio management services and investment performance. TAM is entitled to receive investment advisory fees for its service as investment adviser to the Portfolio. The advisory fee is calculated based on the average daily net assets of the Portfolio. The Portfolio paid TAM $1,758,368 in advisory fees after waivers or reimbursements, if any, for the fiscal year ended December 31, 2013. If this Proposal III is approved, TAM, not the Portfolio, will pay AUIM a sub-advisory fee out of the investment advisory fee it receives from the Portfolio. There will be no change operating expenses. Although the Portfolio may rely on an Order from the Securities and Exchange Commission (the “SEC”) that permits TAM, subject to certain conditions, and without the approval of Shareholders, to employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser, Shareholder approval of this Proposal III is being sought because AUIM is an affiliate of TAM.

The appointment of AUIM is not expected to result in any material changes in the nature or the level of investment advisory services provided to the Portfolio. While TAM currently provides all of the investment advisory services to the Portfolio itself, certain of those services will be transitioned to AUIM when the Portfolio’s portfolio manager becomes an employee of AUIM instead of TAM, as a result of the restructuring. TAM will continue to provide investment advisory services to the Portfolio, including, among other things: the design, development and ongoing review and evaluation of the Portfolio, its investment strategy, compliance program, valuation process and proxy voting process; the ongoing oversight and analysis of portfolio trading and risk management; preparation of the Portfolio’s prospectus and other disclosure materials; and the ongoing oversight and monitoring of AUIM. The Portfolio’s objective, investment strategies and risks will not change.

AUIM has asset management capabilities across the fixed income spectrum, a depth of research and management staff, and resources that will enable it to implement the investment strategies of the Portfolio. As noted above, the portfolio manager primarily responsible for determining what securities and other investments and instruments are purchased, retained, sold or exchanged by the Portfolio, will continue to serve in that role as an employee of AUIM, rather than of TAM. In addition, the Portfolio will benefit from AUIM’s ability to leverage the experience, scale, depth of talent and institutional resources of AUIM. TAM recommended the appointment of AUIM as sub-adviser to the Board based on the desire to ensure continuity of service following the restructuring, as well as an overall assessment of AUIM’s capabilities. If the New Sub-Advisory Agreement with AUIM is approved, the Portfolio’s assets will continue to be invested in the same manner that they are currently invested.

General Description of Sub-Advisory Agreement

Set forth below is a general description of certain terms of the New Sub-Advisory Agreement. A copy of the form of New Sub-Advisory Agreement is attached to this Joint Proxy Statement as Appendix B, and you should refer to Appendix B for the complete terms of the New Sub-Advisory Agreement.

Investment Management Services. The New Sub-Advisory Agreement provides that, subject to the supervision of the Portfolio’s Board Members and of TAM, the sub-adviser will regularly provide the Portfolio, with respect to that portion of a Portfolio’s assets allocated to it by TAM, with investment research, advice, management and supervision, will furnish a continuous investment program for the allocated assets consistent with the Portfolio’s investment objectives, policies and restrictions, as stated in the Portfolio’s current Prospectus and Statement of Additional Information, and any written restrictions or limitations from TAM or the Portfolio, will determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Portfolio, and will implement those decisions, all subject to the provisions of the Portfolio’s governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any other specific policies adopted by the Portfolio’s Board and disclosed to the sub-adviser and any written instructions and directions the Board or TAM provides to the sub-adviser.

Under the Portfolio’s New Sub-Advisory Agreement, the sub-adviser is authorized to place orders pursuant to its investment determinations with respect to the allocated assets either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures of the Portfolio’s Board that may modify or restrict the sub-adviser’s authority regarding the execution of the Portfolio’s portfolio transactions provided in the Agreement and applicable law, the sub-adviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Portfolio and/or the other accounts over which the sub-adviser or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars.” The sub-adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the sub-adviser and its affiliates have with respect to accounts over which they exercise investment discretion.

The New Sub-Advisory Agreement further provides that, unless TAM advises the sub-adviser in writing that the right to vote proxies has been expressly reserved to TAM or the Investment Companies or otherwise delegated to another party, the sub-adviser will exercise voting rights pertaining to its allocated portion of the Portfolio’s assets in accordance with the sub-adviser’s proxy voting policies and procedures without consultation with TAM or the Portfolio. The New Sub-Advisory Agreement further provides that the sub-adviser will furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

The New Sub-Advisory Agreement provides that the sub-adviser will monitor the security valuations of the assets allocated to it and that if the sub-adviser believes that the carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the sub-adviser will notify TAM promptly. In addition, the sub-adviser will be available to consult with TAM in the event of a pricing problem and to participate in the Portfolio’s valuation committee meetings.

Fees. Under the New Sub-Advisory Agreement, TAM will pay the sub-adviser a fee out of the investment advisory fee TAM receives from the Portfolio.

Under the New Sub-Advisory Agreement, if approved, TAM (not the Portfolio) will pay AUIM sub-advisory fees, according to the following schedule, for its services with respect to the Portfolio’s average daily net assets on an annual basis:

0.08% of the first $10 billion

0.075% in excess of $10 billion

The average daily net assets for purposes of calculating the sub-advisory fees will be determined on a combined basis with certain other Transamerica mutual funds sub-advised by AUIM.

Payment of Expenses. The New Sub-Advisory Agreement requires the sub-adviser to pay all expenses incurred by it in the performance of its duties under the Agreement and requires TAM to pay all expenses incurred by it in the performance of TAM’s duties under the Agreement. Under the New Sub-Advisory Agreement, the Portfolio will bear all expenses not expressly assumed by TAM or the sub-adviser incurred in the operation of the Portfolio and the offering of its shares. The operating expenses of the Portfolio are not expected to increase as a result of entering into the New Sub-Advisory Agreement.

Conflicts of Interest. The New Sub-Advisory Agreement provides that the sub-adviser will not deal with itself, or with members of the Portfolio’s Board or any principal underwriter of the Portfolio, as principals or agents in making purchases or sales of securities or other property for the account of the Portfolio, nor will it purchase any securities from an underwriting or selling group in which the sub-adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Portfolio and another account advised by the sub-adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Portfolio from time to time. The New Sub-Advisory Agreement specifically provides that personnel of the sub-adviser may nonetheless engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. In addition, the sub-adviser may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

The New Sub-Advisory Agreement also provides that if the purchase or sale of securities consistent with the investment policies of the Portfolio or one or more other accounts of the sub-adviser are considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by the sub-adviser. In addition, if transactions of the Portfolio and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the sub-adviser’s policies and procedures as presented to the Board from time to time.

Limitation on Liability. Under the New Sub-Advisory Agreement, the sub-adviser assumes no responsibility other than to render the services called for by the agreement in good faith, and the sub-adviser is not liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio. The sub-adviser is not protected, however, against liability by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement. This same limitation of liability applies to affiliates of the sub-adviser who may provide services to the Portfolio as contemplated by the New Sub-Advisory Agreement.

Term and Continuance. If approved by shareholders of the Portfolio, the New Sub-Advisory Agreement for the Portfolio will continue in effect, unless sooner terminated as set forth therein, for two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of the Portfolio. Notwithstanding the foregoing, the New Sub-Advisory Agreement will be considered by the Board on the same calendar as the investment advisory agreement with TAM.

Termination. The New Sub-Advisory Agreement for the Portfolio provides that the Agreement may be terminated at any time, without penalty, by the Board or by the shareholders of the Portfolio acting by a vote of at least a majority of its outstanding voting securities. In addition, the New Sub-Advisory Agreement may be terminated by TAM upon written notice to the sub-adviser, without the payment of any penalty. The New Sub-Advisory Agreement for the Portfolio also provides that the sub-adviser may terminate the Agreement upon giving 90 days’ written notice to TAM. The New Sub-Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act) and may not be assigned by TAM without the consent of the sub-adviser.

Board Considerations

At a meeting of the Board of Trustees of Transamerica Series Trust (for purposes of this section, the “Board”) held on January 22 and 23, 2014, the Board considered the approval of the New Sub-Advisory Agreement for the Portfolio between TAM and AUIM, the Portfolio’s proposed new sub-adviser.

Following their review and consideration, the Board Members determined that the terms of the New Sub-Advisory Agreement between TAM and AUIM with respect to the Portfolio are reasonable and approval of the New Sub-Advisory Agreement is in the best interests of the Portfolio and its Shareholders. The Board, including the Independent Board Members, unanimously approved the New Sub-Advisory Agreement for an initial two-year period.

To assist the Board Members in their consideration of the New Sub-Advisory Agreement, the Board Members received in advance of their meeting certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board considered:

(a)

that TAM advised the Board Members that the appointment of AUIM is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its shareholders, including compliance services;

(b)

that TAM proposed the new sub-adviser as part of an internal restructuring and that, in connection with the proposed addition of a sub-adviser, there will be no change to the Portfolio’s portfolio manager, objective, investment strategies, or risks.

(c)

that AUIM is an experienced and respected asset management firm, and that TAM believes that AUIM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on an assessment of the services that AUIM provides to other funds within the Transamerica mutual fund complex;

(d)	that AUIM and TAM are affiliated entities;

(e)

that in June 2013 the Board performed a full annual review of a number of sub-advisory agreements with AUIM with respect to Transamerica mutual funds not discussed herein, and determined that AUIM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Transamerica mutual fund complex;

(f)	the proposed responsibilities of AUIM for the Portfolio and the services expected to be provided by it;

(g)	that advisory fee rate paid by the Portfolio to TAM would not increase;

(h)	that the proposed sub-advisory fees to be paid by TAM to AUIM are reasonable in light of the services to be provided;

(i)	that TAM recommended to the Board that AUIM be appointed as Sub-Adviser to the Portfolio after the internal restructuring in order to maintain continuity of the portfolio management team; and

(j)

that the Portfolio would bear its portion of the costs of obtaining shareholder approval of the New Sub-Advisory Agreements, such costs to be allocated on the basis of the Funds’ respective net assets except where direct costs can reasonably be attributed to a particular Fund.

Further, the Board Members, including a majority of the independent Board Members, found that the change in sub-adviser to AUIM is in the best interests of the Portfolio and its shareholders and does not involve a conflict of interest from which TAM and AUIM derives an inappropriate advantage.

A discussion followed that included consideration of these and other matters.

In their deliberations, the Board Members evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the considerations discussed here, among others, although they did not identify any consideration or particular information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided

In evaluating the nature, extent and quality of the services to be provided by AUIM under the New Sub-Advisory Agreement, the Board considered, among other things, information provided by TAM and AUIM regarding AUIM’s operations (including research and trading), facilities, organization and personnel of AUIM, AUIM’s ability to use its resources effectively in performing its duties under the New Sub-Advisory Agreement, and AUIM’s capabilities in implementing the investment strategies of the Portfolio. The Board also considered that AUIM and TAM are affiliated entities. The Board considered that TAM has advised the Board that the appointment of AUIM is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its Shareholders, including compliance services. The Board noted that there will be no change to the Portfolio’s portfolio manager, objective, investment strategies, or risks as part of the internal reorganization. The Board considered that AUIM is an experienced and respected asset management firm and that TAM believes that AUIM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on the assessment of the services that AUIM provides to other Transamerica mutual funds. The Board Members also considered that in June 2013 they had performed a full annual review of a number of sub-advisory agreements with AUIM and had determined that AUIM has the capabilities, resources and personnel necessary to provide the sub-advisory services to the funds subject to those agreements.

Based on their review of the materials provided and the assurances they had received from TAM, the Board determined that AUIM can provide sub-advisory services that are appropriate in scope and extent in light of the investment program for the Portfolio and that AUIM’s appointment is not expected to adversely affect the nature, extent and quality of services provided to the Portfolio.

Investment Performance

The Board considered AUIM’s investment management experience, capabilities and resources, including with respect to other Transamerica mutual funds that it sub-advises within the Transamerica mutual fund complex. The Board reviewed the performance of the Portfolio and noted that there would be no change to the Portfolio’s portfolio manager, objective, investment strategies, or risks as a result of adding AUIM as a sub-adviser.

In addition, the Board Members noted that they had recently considered the performance of other funds sub-advised by AUIM as part of the full annual review of the sub-advisory agreements for those funds and, in that connection, determined that AUIM was capable of providing investment and related services that are appropriate in scope and extent in light of those funds’ operations, the competitive landscape of the investment company business and investor needs.

On the basis of this information and the Board’s assessment of the nature, extent and quality of the services to be provided by AUIM, the Board concluded that AUIM is capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies.

Advisory Fee, Sub-Advisory Fee, Cost of Services Provided and Profitability

The Board considered that the advisory fee rate payable by the Portfolio to TAM would be amended to add a breakpoint at certain asset levels. The Board also considered that the proposed sub-advisory fee schedule in the New Sub-Advisory Agreement and noted that the assets of the Portfolio would be aggregated with the assets of certain other Transamerica mutual funds sub-advised by AUIM for purposes of calculating the sub-advisory fees payable by TAM to AUIM. The Board Members noted that the Portfolio will not pay the sub-advisory fee. On the basis of these considerations, together with the other information it considered, the Board determined that the sub-advisory fee to be received by AUIM under the New Sub-Advisory Agreement is reasonable in light of the services to be provided.

With respect to AUIM’s costs and profitability in providing services to the Portfolio, the Board noted that TAM and AUIM are affiliates, and that information about AUIM’s revenues and expenses was incorporated into an analysis of the anticipated impact of the sub-adviser change on TAM’s profitability. As a result, the Board principally considered profitability information for TAM and AUIM in the aggregate.

Economies of Scale

The Board considered that the Portfolio’s assets would be aggregated with the assets of certain other Transamerica mutual funds sub-advised by AUIM for purposes of determining the applicable sub-advisory fee rate. The Board noted that TAM believes that the appointment of AUIM as sub-adviser has the potential to attract additional assets because of AUIM’s asset management capabilities across the fixed income spectrum. The Board Members concluded that they would have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees payable by TAM to AUIM, in the future.

Fall-Out Benefits

The Board took into consideration the character of any incidental benefits received by AUIM, including the potential for increased visibility in the marketplace as a result of AUIM’s relationship with the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, found that the change in sub-adviser to AUIM is in the best interests of the Portfolio and its Shareholders and does not involve a conflict of interest from which TAM or AUIM derives an inappropriate advantage. The Board, including all of the Independent Board Members, concluded that the approval of the New Sub-Advisory Agreement is in the best interests of the Portfolio and its Shareholders and voted to approve the New Sub-Advisory Agreement.

In the event that Shareholders do not approve the Proposal, the Board will determine the appropriate course of action with respect to the management of the Portfolio.

Information about the Sub-Adviser

AUIM, located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, is a registered investment adviser. AUIM, an affiliate of TAM, is a wholly owned, indirect subsidiary of Aegon N.V., a Netherlands corporation and publicly traded international insurance group. AUIM is directly owned by Aegon USA Asset Management Holding, LLC,1 which is owned by AUSA Holding Company,2 which is owned by Aegon USA, LLC.1 Aegon USA, LLC is owned by Aegon U.S. Holding Corporation,1 which is owned by Transamerica Corporation (DE).1 Transamerica Corporation (DE) is owned by The Aegon Trust,3 which is owned by Aegon International B.V. 3 AEGON International B.V. is owned by AEGON N.V.3

1.	4333 Edgewood Road NE, Cedar Rapids IA 52499, United States
2.	1111 North Charles Street, Baltimore MD 21201, United States
3.	AEGONplein 50, 2591 TV The Hague, The Netherlands

The name and principal occupation of the directors and principal executive officers (or persons performing similar functions) of the Sub-Adviser are set forth in Appendix C. The principal address of each individual as it relates to his or her duties at the Sub-Adviser is the same as that of the Sub-Adviser.

Amounts paid by the Portfolio to TAM, an affiliate of AUIM, during the fiscal year ended December 31, 2013 were $1,758,368. If the New Sub-Advisory Agreement had been in effect during the last fiscal year, TAM would have paid AUIM $1,406,694. The amount paid by the Portfolio to TAM would not have changed. TAM will continue to provide investment advisory services to the Portfolio, as described in this Proxy Statement. TAM, not the Portfolio, will pay any sub-advisory fees to AUIM under the New Sub-Advisory Agreement.

Amounts paid to TAM and to affiliates of TAM during the fiscal year ended by the Portfolio and the services for which the amounts were paid, if any, are disclosed in Appendix E. There were no other material payments by the Portfolio to AUIM, TAM, or any of their affiliates during that period.

Management Activities. AUIM does not act as adviser or sub-adviser for any other registered investment companies with investment objectives similar to the Portfolio.

Brokerage Information

There were no brokerage commissions incurred on security transactions placed with affiliates of the adviser or sub-adviser for the fiscal year ended December 31, 2013.

Shareholder Approval

To become effective with respect to the Portfolio, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Portfolio. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Portfolio that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Portfolio are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Portfolio. The New Sub-Advisory Agreement was approved by the independent Board Members, separately, and by the Board of the Portfolio, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above.

Your Board recommends that you vote “FOR” the approval of the New Sub-Advisory Agreement.

PROPOSAL IV — APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT

To approve a new sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”) (to be voted on for Transamerica Asset Allocation – Moderate VP).

This Proposal IV is to be voted on by shareholders of Transamerica Asset Allocation – Moderate VP (for purposes of this proposal, the “Portfolio”).

At the Special Meeting, Shareholders will be asked to approve a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between Transamerica Asset Management, Inc. (“TAM”), the Portfolio’s investment adviser, and AUIM, the Portfolio’s proposed new sub-adviser, as part of an internal restructuring of TAM. AUIM is an affiliate of TAM. In connection with the proposed addition of a sub-adviser, there will be no change to the Portfolio’s portfolio manager(s), objective, investment strategies, or risks.

A general description of the proposed New Sub-Advisory Agreement is included below. The Board approved the New Sub-Advisory Agreement at an in-person meeting held on January 22 and 23, 2014. Shareholder approval of the New Sub-Advisory Agreement must also be obtained, and the Board has authorized seeking such approval. The form of the New Sub-Advisory Agreement is included in Appendix B.

The Portfolio has an investment advisory agreement with TAM, which was last approved by shareholders on November 16, 2012 when certain changes were made to standardize terms across all the investment advisory agreements for funds in the Transamerica fund complex. The Board last approved the investment advisory agreement at an in-person meeting held on January 22 and 23, 2014 when it was revised to describe in greater detail the services provided by TAM to the Portfolio. Pursuant to the investment advisory agreement, TAM is responsible for providing investment advisory services, including management, supervision and investment research and advice, to the Portfolio and is authorized to enter into contracts with one or more sub-advisers to perform certain duties of TAM under the investment advisory agreement. The Portfolio currently does not have a sub-adviser. TAM has recommended, and the Board has approved (subject to shareholder approval), the appointment of AUIM as a sub-adviser to the Portfolio because the Portfolio’s portfolio manager - currently an employee of TAM - is transitioning his functions to AUIM as a result of the internal restructuring. TAM will oversee AUIM and monitor its provision of portfolio management services and investment performance. TAM is entitled to receive investment advisory fees for its service as investment adviser to the Portfolio. The advisory fee is calculated based on the average daily net assets of the Portfolio. The Portfolio paid TAM $4,959,524 in advisory fees after waivers or reimbursements, if any, for the fiscal year ended December 31, 2013. If this Proposal IV is approved, TAM, not the Portfolio, will pay AUIM a sub-advisory fee out of the investment advisory fee it receives from the Portfolio. There will be no change operating expenses. Although the Portfolio may rely on an Order from the Securities and Exchange Commission (the “SEC”) that permits TAM, subject to certain conditions, and without the approval of Shareholders, to employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser, Shareholder approval of this Proposal IV is being sought because AUIM is an affiliate of TAM.

The appointment of AUIM is not expected to result in any material changes in the nature or the level of investment advisory services provided to the Portfolio. While TAM currently provides all of the investment advisory services to the Portfolio itself, certain of those services will be transitioned to AUIM when the Portfolio’s portfolio manager becomes an employee of AUIM instead of TAM, as a result of the restructuring. TAM will continue to provide investment advisory services to the Portfolio, including, among other things: the design, development and ongoing review and evaluation of the Portfolio, its investment strategy, compliance program, valuation process and proxy voting process; the ongoing oversight and analysis of portfolio trading and risk management; preparation of the Portfolio’s prospectus and other disclosure materials; and the ongoing oversight and monitoring of AUIM. The Portfolio’s objective, investment strategies and risks will not change.

AUIM has asset management capabilities across the fixed income spectrum, a depth of research and management staff, and resources that will enable it to implement the investment strategies of the Portfolio. As noted above, the portfolio manager primarily responsible for determining what securities and other investments and instruments are purchased, retained, sold or exchanged by the Portfolio, will continue to serve in that role as an employee of AUIM, rather than of TAM. In addition, the Portfolio will benefit from AUIM’s ability to leverage the experience, scale, depth of talent and institutional resources of AUIM. TAM recommended the appointment of AUIM as sub-adviser to the Board based on the desire to ensure continuity of service following the restructuring, as well as an overall assessment of AUIM’s capabilities. If the New Sub-Advisory Agreement with AUIM is approved, the Portfolio’s assets will continue to be invested in the same manner that they are currently invested.

General Description of Sub-Advisory Agreement

Set forth below is a general description of certain terms of the New Sub-Advisory Agreement. A copy of the form of New Sub-Advisory Agreement is attached to this Joint Proxy Statement as Appendix B, and you should refer to Appendix B for the complete terms of the New Sub-Advisory Agreement.

Investment Management Services. The New Sub-Advisory Agreement provides that, subject to the supervision of the Portfolio’s Board Members and of TAM, the sub-adviser will regularly provide the Portfolio, with respect to that portion of a Portfolio’s assets allocated to it by TAM, with investment research, advice, management and supervision, will furnish a continuous investment program for the allocated assets consistent with the Portfolio’s investment objectives, policies and restrictions, as stated in the Portfolio’s current Prospectus and Statement of Additional Information, and any written restrictions or limitations from TAM or the Portfolio, will determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Portfolio, and will implement those decisions, all subject to the provisions of the Portfolio’s governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any other specific policies adopted by the Portfolio’s Board and disclosed to the sub-adviser and any written instructions and directions the Board or TAM provides to the sub-adviser.

Under the Portfolio’s New Sub-Advisory Agreement, the sub-adviser is authorized to place orders pursuant to its investment determinations with respect to the allocated assets either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures of the Portfolio’s Board that may modify or restrict the sub-adviser’s authority regarding the execution of the Portfolio’s portfolio transactions provided in the Agreement and applicable law, the sub-adviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Portfolio and/or the other accounts over which the sub-adviser or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars.” The sub-adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the sub-adviser and its affiliates have with respect to accounts over which they exercise investment discretion.

The New Sub-Advisory Agreement further provides that, unless TAM advises the sub-adviser in writing that the right to vote proxies has been expressly reserved to TAM or the Investment Companies or otherwise delegated to another party, the sub-adviser will exercise voting rights pertaining to its allocated portion of the Portfolio’s assets in accordance with the sub-adviser’s proxy voting policies and procedures without consultation with TAM or the Portfolio. The New Sub-Advisory Agreement further provides that the sub-adviser will furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

The New Sub-Advisory Agreement provides that the sub-adviser will monitor the security valuations of the assets allocated to it and that if the sub-adviser believes that the carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the sub-adviser will notify TAM promptly. In addition, the sub-adviser will be available to consult with TAM in the event of a pricing problem and to participate in the Portfolio’s valuation committee meetings.

Fees. Under the New Sub-Advisory Agreement, TAM will pay the sub-adviser a fee out of the investment advisory fee TAM receives from the Portfolio.

Under the New Sub-Advisory Agreement, if approved, TAM (not the Portfolio) will pay AUIM sub-advisory fees, according to the following schedule, for its services with respect to the Portfolio’s average daily net assets on an annual basis:

0.08% of the first $10 billion

0.075% in excess of $10 billion

The average daily net assets for purposes of calculating the sub-advisory fees will be determined on a combined basis with certain other Transamerica mutual funds sub-advised by AUIM.

Payment of Expenses. The New Sub-Advisory Agreement requires the sub-adviser to pay all expenses incurred by it in the performance of its duties under the Agreement and requires TAM to pay all expenses incurred by it in the performance of TAM’s duties under the Agreement. Under the New Sub-Advisory Agreement, the Portfolio will bear all expenses not expressly assumed by TAM or the sub-adviser incurred in the operation of the Portfolio and the offering of its shares. The operating expenses of the Portfolio are not expected to increase as a result of entering into the New Sub-Advisory Agreement.

Conflicts of Interest. The New Sub-Advisory Agreement provides that the sub-adviser will not deal with itself, or with members of the Portfolio’s Board or any principal underwriter of the Portfolio, as principals or agents in making purchases or sales of securities or other property for the account of the Portfolio, nor will it purchase any securities from an underwriting or selling group in which the sub-adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Portfolio and another account advised by the sub-adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Portfolio from time to time. The New Sub-Advisory Agreement specifically provides that personnel of the sub-adviser may nonetheless engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. In addition, the sub-adviser may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

The New Sub-Advisory Agreement also provides that if the purchase or sale of securities consistent with the investment policies of the Portfolio or one or more other accounts of the sub-adviser are considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by the sub-adviser. In addition, if transactions of the Portfolio and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the sub-adviser’s policies and procedures as presented to the Board from time to time.

Limitation on Liability. Under the New Sub-Advisory Agreement, the sub-adviser assumes no responsibility other than to render the services called for by the agreement in good faith, and the sub-adviser is not liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio. The sub-adviser is not protected, however, against liability by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement. This same limitation of liability applies to affiliates of the sub-adviser who may provide services to the Portfolio as contemplated by the New Sub-Advisory Agreement.

Term and Continuance. If approved by shareholders of the Portfolio, the New Sub-Advisory Agreement for the Portfolio will continue in effect, unless sooner terminated as set forth therein, for two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of the Portfolio. Notwithstanding the foregoing, the New Sub-Advisory Agreement will be considered by the Board on the same calendar as the investment advisory agreement with TAM.

Termination. The New Sub-Advisory Agreement for the Portfolio provides that the Agreement may be terminated at any time, without penalty, by the Board or by the shareholders of the Portfolio acting by a vote of at least a majority of its outstanding voting securities. In addition, the New Sub-Advisory Agreement may be terminated by TAM upon written notice to the sub-adviser, without the payment of any penalty. The New Sub-Advisory Agreement for the Portfolio also provides that the sub-adviser may terminate the Agreement upon giving 90 days’ written notice to TAM. The New Sub-Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act) and may not be assigned by TAM without the consent of the sub-adviser.

Board Considerations

At a meeting of the Board of Trustees of Transamerica Series Trust (for purposes of this section, the “Board”) held on January 22 and 23, 2014, the Board considered the approval of the New Sub-Advisory Agreement for the Portfolio between TAM and AUIM, the Portfolio’s proposed new sub-adviser.

Following their review and consideration, the Board Members determined that the terms of the New Sub-Advisory Agreement between TAM and AUIM with respect to the Portfolio are reasonable and approval of the New Sub-Advisory Agreement is in the best interests of the Portfolio and its Shareholders. The Board, including the Independent Board Members, unanimously approved the New Sub-Advisory Agreement for an initial two-year period.

To assist the Board Members in their consideration of the New Sub-Advisory Agreement, the Board Members received in advance of their meeting certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board considered:

(a)

that TAM advised the Board Members that the appointment of AUIM is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its shareholders, including compliance services;

(b)

that TAM proposed the new sub-adviser as part of an internal restructuring and that, in connection with the proposed addition of a sub-adviser, there will be no change to the Portfolio’s portfolio manager, objective, investment strategies, or risks.

(c)

that AUIM is an experienced and respected asset management firm, and that TAM believes that AUIM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on an assessment of the services that AUIM provides to other funds within the Transamerica mutual fund complex;

(d)	that AUIM and TAM are affiliated entities;

(e)

that in June 2013 the Board performed a full annual review of a number of sub-advisory agreements with AUIM with respect to Transamerica mutual funds not discussed herein, and determined that AUIM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Transamerica mutual fund complex;

(f)	the proposed responsibilities of AUIM for the Portfolio and the services expected to be provided by it;

(g)	that advisory fee rate paid by the Portfolio to TAM would not increase;

(h)	that the proposed sub-advisory fees to be paid by TAM to AUIM are reasonable in light of the services to be provided;

(i)	that TAM recommended to the Board that AUIM be appointed as Sub-Adviser to the Portfolio after the internal restructuring in order to maintain continuity of the portfolio management team; and

(j)

that the Portfolio would bear its portion of the costs of obtaining shareholder approval of the New Sub-Advisory Agreements, such costs to be allocated on the basis of the Funds’ respective net assets except where direct costs can reasonably be attributed to a particular Fund.

Further, the Board Members, including a majority of the independent Board Members, found that the change in sub-adviser to AUIM is in the best interests of the Portfolio and its shareholders and does not involve a conflict of interest from which TAM and AUIM derives an inappropriate advantage.

A discussion followed that included consideration of these and other matters.

In their deliberations, the Board Members evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the considerations discussed here, among others, although they did not identify any consideration or particular information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided

In evaluating the nature, extent and quality of the services to be provided by AUIM under the New Sub-Advisory Agreement, the Board considered, among other things, information provided by TAM and AUIM regarding AUIM’s operations (including research and trading), facilities, organization and personnel of AUIM, AUIM’s ability to use its resources effectively in performing its duties under the New Sub-Advisory Agreement, and AUIM’s capabilities in implementing the investment strategies of the Portfolio. The Board also considered that AUIM and TAM are affiliated entities. The Board considered that TAM has advised the Board that the appointment of AUIM is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its Shareholders, including compliance services. The Board noted that there will be no change to the Portfolio’s portfolio manager, objective, investment strategies, or risks as part of the internal reorganization. The Board considered that AUIM is an experienced and respected asset management firm and that TAM believes that AUIM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on the assessment of the services that AUIM provides to other Transamerica mutual funds. The Board Members also considered that in June 2013 they had performed a full annual review of a number of sub-advisory agreements with AUIM and had determined that AUIM has the capabilities, resources and personnel necessary to provide the sub-advisory services to the funds subject to those agreements.

Based on their review of the materials provided and the assurances they had received from TAM, the Board determined that AUIM can provide sub-advisory services that are appropriate in scope and extent in light of the investment program for the Portfolio and that AUIM’s appointment is not expected to adversely affect the nature, extent and quality of services provided to the Portfolio.

Investment Performance

The Board considered AUIM’s investment management experience, capabilities and resources, including with respect to other Transamerica mutual funds that it sub-advises within the Transamerica mutual fund complex. The Board reviewed the performance of the Portfolio and noted that there would be no change to the Portfolio’s portfolio manager, objective, investment strategies, or risks as a result of adding AUIM as a sub-adviser.

In addition, the Board Members noted that they had recently considered the performance of other funds sub-advised by AUIM as part of the full annual review of the sub-advisory agreements for those funds and, in that connection, determined that AUIM was capable of providing investment and related services that are appropriate in scope and extent in light of those funds’ operations, the competitive landscape of the investment company business and investor needs.

On the basis of this information and the Board’s assessment of the nature, extent and quality of the services to be provided by AUIM, the Board concluded that AUIM is capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies.

Advisory Fee, Sub-Advisory Fee, Cost of Services Provided and Profitability

The Board considered that the advisory fee rate payable by the Portfolio to TAM would be amended to add a breakpoint at certain asset levels. The Board also considered that the proposed sub-advisory fee schedule in the New Sub-Advisory Agreement and noted that the assets of the Portfolio would be aggregated with the assets of certain other Transamerica mutual funds sub-advised by AUIM for purposes of calculating the sub-advisory fees payable by TAM to AUIM. The Board Members noted that the Portfolio will not pay the sub-advisory fee. On the basis of these considerations, together with the other information it considered, the Board determined that the sub-advisory fee to be received by AUIM under the New Sub-Advisory Agreement is reasonable in light of the services to be provided.

With respect to AUIM’s costs and profitability in providing services to the Portfolio, the Board noted that TAM and AUIM are affiliates, and that information about AUIM’s revenues and expenses was incorporated into an analysis of the anticipated impact of the sub-adviser change on TAM’s profitability. As a result, the Board principally considered profitability information for TAM and AUIM in the aggregate.

Economies of Scale

The Board considered that the Portfolio’s assets would be aggregated with the assets of certain other Transamerica mutual funds sub-advised by AUIM for purposes of determining the applicable sub-advisory fee rate. The Board noted that TAM believes that the appointment of AUIM as sub-adviser has the potential to attract additional assets because of AUIM’s asset management capabilities across the fixed income spectrum. The Board Members concluded that they would have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees payable by TAM to AUIM, in the future.

Fall-Out Benefits

The Board took into consideration the character of any incidental benefits received by AUIM, including the potential for increased visibility in the marketplace as a result of AUIM’s relationship with the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, found that the change in sub-adviser to AUIM is in the best interests of the Portfolio and its Shareholders and does not involve a conflict of interest from which TAM or AUIM derives an inappropriate advantage. The Board, including all of the Independent Board Members, concluded that the approval of the New Sub-Advisory Agreement is in the best interests of the Portfolio and its Shareholders and voted to approve the New Sub-Advisory Agreement.

In the event that Shareholders do not approve the Proposal, the Board will determine the appropriate course of action with respect to the management of the Portfolio.

Information about the Sub-Adviser

AUIM, located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, is a registered investment adviser. AUIM, an affiliate of TAM, is a wholly owned, indirect subsidiary of Aegon N.V., a Netherlands corporation and publicly traded international insurance group. AUIM is directly owned by Aegon USA Asset Management Holding, LLC,1 which is owned by AUSA Holding Company,2 which is owned by Aegon USA, LLC.1 Aegon USA, LLC is owned by Aegon U.S. Holding Corporation,1 which is owned by Transamerica Corporation (DE).1 Transamerica Corporation (DE) is owned by The Aegon Trust,3 which is owned by Aegon International B.V. 3 AEGON International B.V. is owned by AEGON N.V.3

1.	4333 Edgewood Road NE, Cedar Rapids IA 52499, United States
2.	1111 North Charles Street, Baltimore MD 21201, United States
3.	AEGONplein 50, 2591 TV The Hague, The Netherlands

The name and principal occupation of the directors and principal executive officers (or persons performing similar functions) of the Sub-Adviser are set forth in Appendix C. The principal address of each individual as it relates to his or her duties at the Sub-Adviser is the same as that of the Sub-Adviser.

Amounts paid by the Portfolio to TAM, an affiliate of AUIM, during the fiscal year ended December 31, 2013 were $4,959,524. If the New Sub-Advisory Agreement had been in effect during the last fiscal year, TAM would have paid AUIM $3,967,620. The amount paid by the Portfolio to TAM would not have changed. TAM will continue to provide investment advisory services to the Portfolio, as described in this Proxy Statement. TAM, not the Portfolio, will pay any sub-advisory fees to AUIM under the New Sub-Advisory Agreement.

Amounts paid to TAM and to affiliates of TAM during the fiscal year ended by the Portfolio and the services for which the amounts were paid, if any, are disclosed in Appendix E. There were no other material payments by the Portfolio to AUIM, TAM, or any of their affiliates during that period.

Management Activities. AUIM does not act as adviser or sub-adviser for any other registered investment companies with investment objectives similar to the Portfolio.

Brokerage Information

There were no brokerage commissions incurred on security transactions placed with affiliates of the adviser or sub-adviser for the fiscal year ended December 31, 2013.

Shareholder Approval

To become effective with respect to the Portfolio, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Portfolio. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Portfolio that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Portfolio are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Portfolio. The New Sub-Advisory Agreement was approved by the independent Board Members, separately, and by the Board of the Portfolio, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above.

Your Board recommends that you vote “FOR” the approval of the New Sub-Advisory Agreement.

PROPOSAL V — APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT

To approve a new sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”) (to be voted on for Transamerica Asset Allocation – Moderate Growth VP).

This Proposal V is to be voted on by shareholders of Transamerica Asset Allocation – Moderate Growth VP (for purposes of this proposal, the “Portfolio”).

At the Special Meeting, Shareholders will be asked to approve a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between Transamerica Asset Management, Inc. (“TAM”), the Portfolio’s investment adviser, and AUIM, the Portfolio’s proposed new sub-adviser, as part of an internal restructuring of TAM. AUIM is an affiliate of TAM. In connection with the proposed addition of a sub-adviser, there will be no change to the Portfolio’s portfolio manager(s), objective, investment strategies, or risks.

A general description of the proposed New Sub-Advisory Agreement is included below. The Board approved the New Sub-Advisory Agreement at an in-person meeting held on January 22 and 23, 2014. Shareholder approval of the New Sub-Advisory Agreement must also be obtained, and the Board has authorized seeking such approval. The form of the New Sub-Advisory Agreement is included in Appendix B.

The Portfolio has an investment advisory agreement with TAM, which was last approved by shareholders on November 16, 2012 when certain changes were made to standardize terms across all the investment advisory agreements for funds in the Transamerica fund complex. The Board last approved the investment advisory agreement at an in-person meeting held on January 22 and 23, 2014 when it was revised to describe in greater detail the services provided by TAM to the Portfolio. Pursuant to the investment advisory agreement, TAM is responsible for providing investment advisory services, including management, supervision and investment research and advice, to the Portfolio and is authorized to enter into contracts with one or more sub-advisers to perform certain duties of TAM under the investment advisory agreement. The Portfolio currently does not have a sub-adviser. TAM has recommended, and the Board has approved (subject to shareholder approval), the appointment of AUIM as a sub-adviser to the Portfolio because the Portfolio’s portfolio manager - currently an employee of TAM - is transitioning his functions to AUIM as a result of the internal restructuring. TAM will oversee AUIM and monitor its provision of portfolio management services and investment performance. TAM is entitled to receive investment advisory fees for its service as investment adviser to the Portfolio. The advisory fee is calculated based on the average daily net assets of the Portfolio. The Portfolio paid TAM $5,162,550 in advisory fees after waivers or reimbursements, if any, for the fiscal year ended December 31, 2013. If this Proposal V is approved, TAM, not the Portfolio, will pay AUIM a sub-advisory fee out of the investment advisory fee it receives from the Portfolio. There will be no change operating expenses. Although the Portfolio may rely on an Order from the Securities and Exchange Commission (the “SEC”) that permits TAM, subject to certain conditions, and without the approval of Shareholders, to employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser, Shareholder approval of this Proposal V is being sought because AUIM is an affiliate of TAM.

The appointment of AUIM is not expected to result in any material changes in the nature or the level of investment advisory services provided to the Portfolio. While TAM currently provides all of the investment advisory services to the Portfolio itself, certain of those services will be transitioned to AUIM when the Portfolio’s portfolio manager becomes an employee of AUIM instead of TAM, as a result of the restructuring. TAM will continue to provide investment advisory services to the Portfolio, including, among other things: the design, development and ongoing review and evaluation of the Portfolio, its investment strategy, compliance program, valuation process and proxy voting process; the ongoing oversight and analysis of portfolio trading and risk management; preparation of the Portfolio’s prospectus and other disclosure materials; and the ongoing oversight and monitoring of AUIM. The Portfolio’s objective, investment strategies and risks will not change.

AUIM has asset management capabilities across the fixed income spectrum, a depth of research and management staff, and resources that will enable it to implement the investment strategies of the Portfolio As noted above, the portfolio manager primarily responsible for determining what securities and other investments and instruments are purchased, retained, sold or exchanged by the Portfolio, will continue to serve in that role as an employee of AUIM, rather than of TAM. In addition, the Portfolio will benefit from AUIM’s ability to leverage the experience, scale, depth of talent and institutional resources of AUIM. TAM recommended the appointment of AUIM as sub-adviser to the Board based on the desire to ensure continuity of service following the restructuring, as well as an overall assessment of AUIM’s capabilities. If the New Sub-Advisory Agreement with AUIM is approved, the Portfolio’s assets will continue to be invested in the same manner that they are currently invested.

General Description of Sub-Advisory Agreement

Set forth below is a general description of certain terms of the New Sub-Advisory Agreement. A copy of the form of New Sub-Advisory Agreement is attached to this Joint Proxy Statement as Appendix B, and you should refer to Appendix B for the complete terms of the New Sub-Advisory Agreement.

Investment Management Services. The New Sub-Advisory Agreement provides that, subject to the supervision of the Portfolio’s Board Members and of TAM, the sub-adviser will regularly provide the Portfolio, with respect to that portion of a Portfolio’s assets allocated to it by TAM, with investment research, advice, management and supervision, will furnish a continuous investment program for the allocated assets consistent with the Portfolio’s investment objectives, policies and restrictions, as stated in the Portfolio’s current Prospectus and Statement of Additional Information, and any written restrictions or limitations from TAM or the Portfolio, will determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Portfolio, and will implement those decisions, all subject to the provisions of the Portfolio’s governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any other specific policies adopted by the Portfolio’s Board and disclosed to the sub-adviser and any written instructions and directions the Board or TAM provides to the sub-adviser.

Under the Portfolio’s New Sub-Advisory Agreement, the sub-adviser is authorized to place orders pursuant to its investment determinations with respect to the allocated assets either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures of the Portfolio’s Board that may modify or restrict the sub-adviser’s authority regarding the execution of the Portfolio’s portfolio transactions provided in the Agreement and applicable law, the sub-adviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Portfolio and/or the other accounts over which the sub-adviser or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars.” The sub-adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the sub-adviser and its affiliates have with respect to accounts over which they exercise investment discretion.

The New Sub-Advisory Agreement further provides that, unless TAM advises the sub-adviser in writing that the right to vote proxies has been expressly reserved to TAM or the Investment Companies or otherwise delegated to another party, the sub-adviser will exercise voting rights pertaining to its allocated portion of the Portfolio’s assets in accordance with the sub-adviser’s proxy voting policies and procedures without consultation with TAM or the Portfolio. The New Sub-Advisory Agreement further provides that the sub-adviser will furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

The New Sub-Advisory Agreement provides that the sub-adviser will monitor the security valuations of the assets allocated to it and that if the sub-adviser believes that the carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the sub-adviser will notify TAM promptly. In addition, the sub-adviser will be available to consult with TAM in the event of a pricing problem and to participate in the Portfolio’s valuation committee meetings.

Fees. Under the New Sub-Advisory Agreement, TAM will pay the sub-adviser a fee out of the investment advisory fee TAM receives from the Portfolio.

Under the New Sub-Advisory Agreement, if approved, TAM (not the Portfolio) will pay AUIM sub-advisory fees, according to the following schedule, for its services with respect to the Portfolio’s average daily net assets on an annual basis:

0.08% of the first $10 billion

0.075% in excess of $10 billion

The average daily net assets for purposes of calculating the sub-advisory fees will be determined on a combined basis with certain other Transamerica mutual funds sub-advised by AUIM.

Payment of Expenses. The New Sub-Advisory Agreement requires the sub-adviser to pay all expenses incurred by it in the performance of its duties under the Agreement and requires TAM to pay all expenses incurred by it in the performance of TAM’s duties under the Agreement. Under the New Sub-Advisory Agreement, the Portfolio will bear all expenses not expressly assumed by TAM or the sub-adviser incurred in the operation of the Portfolio and the offering of its shares. The operating expenses of the Portfolio are not expected to increase as a result of entering into the New Sub-Advisory Agreement.

Conflicts of Interest. The New Sub-Advisory Agreement provides that the sub-adviser will not deal with itself, or with members of the Portfolio’s Board or any principal underwriter of the Portfolio, as principals or agents in making purchases or sales of securities or other property for the account of the Portfolio, nor will it purchase any securities from an underwriting or selling group in which the sub-adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Portfolio and another account advised by the sub-adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Portfolio from time to time. The New Sub-Advisory Agreement specifically provides that personnel of the sub-adviser may nonetheless engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. In addition, the sub-adviser may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

The New Sub-Advisory Agreement also provides that if the purchase or sale of securities consistent with the investment policies of the Portfolio or one or more other accounts of the sub-adviser are considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by the sub-adviser. In addition, if transactions of the Portfolio and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the sub-adviser’s policies and procedures as presented to the Board from time to time.

Limitation on Liability. Under the New Sub-Advisory Agreement, the sub-adviser assumes no responsibility other than to render the services called for by the agreement in good faith, and the sub-adviser is not liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio. The sub-adviser is not protected, however, against liability by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement. This same limitation of liability applies to affiliates of the sub-adviser who may provide services to the Portfolio as contemplated by the New Sub-Advisory Agreement.

Term and Continuance. If approved by shareholders of the Portfolio, the New Sub-Advisory Agreement for the Portfolio will continue in effect, unless sooner terminated as set forth therein, for two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of the Portfolio. Notwithstanding the foregoing, the New Sub-Advisory Agreement will be considered by the Board on the same calendar as the investment advisory agreement with TAM.

Termination. The New Sub-Advisory Agreement for the Portfolio provides that the Agreement may be terminated at any time, without penalty, by the Board or by the shareholders of the Portfolio acting by a vote of at least a majority of its outstanding voting securities. In addition, the New Sub-Advisory Agreement may be terminated by TAM upon written notice to the sub-adviser, without the payment of any penalty. The New Sub-Advisory Agreement for the Portfolio also provides that the sub-adviser may terminate the Agreement upon giving 90 days’ written notice to TAM. The New Sub-Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act) and may not be assigned by TAM without the consent of the sub-adviser.

Board Considerations

At a meeting of the Board of Trustees of Transamerica Series Trust (for purposes of this section, the “Board”) held on January 22 and 23, 2014, the Board considered the approval of the New Sub-Advisory Agreement for the Portfolio between TAM and AUIM, the Portfolio’s proposed new sub-adviser.

Following their review and consideration, the Board Members determined that the terms of the New Sub-Advisory Agreement between TAM and AUIM with respect to the Portfolio are reasonable and approval of the New Sub-Advisory Agreement is in the best interests of the Portfolio and its Shareholders. The Board, including the Independent Board Members, unanimously approved the New Sub-Advisory Agreement for an initial two-year period.

To assist the Board Members in their consideration of the New Sub-Advisory Agreement, the Board Members received in advance of their meeting certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board considered:

(a)

that TAM advised the Board Members that the appointment of AUIM is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its shareholders, including compliance services;

(b)

that TAM proposed the new sub-adviser as part of an internal restructuring and that, in connection with the proposed addition of a sub-adviser, there will be no change to the Portfolio’s portfolio manager, objective, investment strategies, or risks.

(c)

that AUIM is an experienced and respected asset management firm, and that TAM believes that AUIM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on an assessment of the services that AUIM provides to other funds within the Transamerica mutual fund complex;

(d)	that AUIM and TAM are affiliated entities;

(e)

that in June 2013 the Board performed a full annual review of a number of sub-advisory agreements with AUIM with respect to Transamerica mutual funds not discussed herein, and determined that AUIM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Transamerica mutual fund complex;

(f)	the proposed responsibilities of AUIM for the Portfolio and the services expected to be provided by it;

(g)	that advisory fee rate paid by the Portfolio to TAM would not increase;

(h)	that the proposed sub-advisory fees to be paid by TAM to AUIM are reasonable in light of the services to be provided;

(i)	that TAM recommended to the Board that AUIM be appointed as Sub-Adviser to the Portfolio after the internal restructuring in order to maintain continuity of the portfolio management team; and

(j)

that the Portfolio would bear its portion of the costs of obtaining shareholder approval of the New Sub-Advisory Agreements, such costs to be allocated on the basis of the Funds’ respective net assets except where direct costs can reasonably be attributed to a particular Fund.

Further, the Board Members, including a majority of the independent Board Members, found that the change in sub-adviser to AUIM is in the best interests of the Portfolio and its shareholders and does not involve a conflict of interest from which TAM and AUIM derives an inappropriate advantage.

A discussion followed that included consideration of these and other matters.

In their deliberations, the Board Members evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the considerations discussed here, among others, although they did not identify any consideration or particular information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided

In evaluating the nature, extent and quality of the services to be provided by AUIM under the New Sub-Advisory Agreement, the Board considered, among other things, information provided by TAM and AUIM regarding AUIM’s operations (including research and trading), facilities, organization and personnel of AUIM, AUIM’s ability to use its resources effectively in performing its duties under the New Sub-Advisory Agreement, and AUIM’s capabilities in implementing the investment strategies of the Portfolio. The Board also considered that AUIM and TAM are affiliated entities. The Board considered that TAM has advised the Board that the appointment of AUIM is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its Shareholders, including compliance services. The Board noted that there will be no change to the Portfolio’s portfolio manager, objective, investment strategies, or risks as part of the internal reorganization. The Board considered that AUIM is an experienced and respected asset management firm and that TAM believes that AUIM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on the assessment of the services that AUIM provides to other Transamerica mutual funds. The Board Members also considered that in June 2013 they had performed a full annual review of a number of sub-advisory agreements with AUIM and had determined that AUIM has the capabilities, resources and personnel necessary to provide the sub-advisory services to the funds subject to those agreements.

Based on their review of the materials provided and the assurances they had received from TAM, the Board determined that AUIM can provide sub-advisory services that are appropriate in scope and extent in light of the investment program for the Portfolio and that AUIM’s appointment is not expected to adversely affect the nature, extent and quality of services provided to the Portfolio.

Investment Performance

The Board considered AUIM’s investment management experience, capabilities and resources, including with respect to other Transamerica mutual funds that it sub-advises within the Transamerica mutual fund complex. The Board reviewed the performance of the Portfolio and noted that there would be no change to the Portfolio’s portfolio manager, objective, investment strategies, or risks as a result of adding AUIM as a sub-adviser.

In addition, the Board Members noted that they had recently considered the performance of other funds sub-advised by AUIM as part of the full annual review of the sub-advisory agreements for those funds and, in that connection, determined that AUIM was capable of providing investment and related services that are appropriate in scope and extent in light of those funds’ operations, the competitive landscape of the investment company business and investor needs.

On the basis of this information and the Board’s assessment of the nature, extent and quality of the services to be provided by AUIM, the Board concluded that AUIM is capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies.

Advisory Fee, Sub-Advisory Fee, Cost of Services Provided and Profitability

The Board considered that the advisory fee rate payable by the Portfolio to TAM would be amended to add a breakpoint at certain asset levels. The Board also considered that the proposed sub-advisory fee schedule in the New Sub-Advisory Agreement and noted that the assets of the Portfolio would be aggregated with the assets of certain other Transamerica mutual funds sub-advised by AUIM for purposes of calculating the sub-advisory fees payable by TAM to AUIM. The Board Members noted that the Portfolio will not pay the sub-advisory fee. On the basis of these considerations, together with the other information it considered, the Board determined that the sub-advisory fee to be received by AUIM under the New Sub-Advisory Agreement is reasonable in light of the services to be provided.

With respect to AUIM’s costs and profitability in providing services to the Portfolio, the Board noted that TAM and AUIM are affiliates, and that information about AUIM’s revenues and expenses was incorporated into an analysis of the anticipated impact of the sub-adviser change on TAM’s profitability. As a result, the Board principally considered profitability information for TAM and AUIM in the aggregate.

Economies of Scale

The Board considered that the Portfolio’s assets would be aggregated with the assets of certain other Transamerica mutual funds sub-advised by AUIM for purposes of determining the applicable sub-advisory fee rate. The Board noted that TAM believes that the appointment of AUIM as sub-adviser has the potential to attract additional assets because of AUIM’s asset management capabilities across the fixed income spectrum. The Board Members concluded that they would have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees payable by TAM to AUIM, in the future.

Fall-Out Benefits

The Board took into consideration the character of any incidental benefits received by AUIM, including the potential for increased visibility in the marketplace as a result of AUIM’s relationship with the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, found that the change in sub-adviser to AUIM is in the best interests of the Portfolio and its Shareholders and does not involve a conflict of interest from which TAM or AUIM derives an inappropriate advantage. The Board, including all of the Independent Board Members, concluded that the approval of the New Sub-Advisory Agreement is in the best interests of the Portfolio and its Shareholders and voted to approve the New Sub-Advisory Agreement.

In the event that Shareholders do not approve the Proposal, the Board will determine the appropriate course of action with respect to the management of the Portfolio.

Information about the Sub-Adviser

AUIM, located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, is a registered investment adviser. AUIM, an affiliate of TAM, is a wholly owned, indirect subsidiary of Aegon N.V., a Netherlands corporation and publicly traded international insurance group. AUIM is directly owned by Aegon USA Asset Management Holding, LLC,1 which is owned by AUSA Holding Company,2 which is owned by Aegon USA, LLC.1 Aegon USA, LLC is owned by Aegon U.S. Holding Corporation,1 which is owned by Transamerica Corporation (DE).1 Transamerica Corporation (DE) is owned by The Aegon Trust,3 which is owned by Aegon International B.V. 3 AEGON International B.V. is owned by AEGON N.V.3

1.	4333 Edgewood Road NE, Cedar Rapids IA 52499, United States
2.	1111 North Charles Street, Baltimore MD 21201, United States
3.	AEGONplein 50, 2591 TV The Hague, The Netherlands

The name and principal occupation of the directors and principal executive officers (or persons performing similar functions) of the Sub-Adviser are set forth in Appendix C. The principal address of each individual as it relates to his or her duties at the Sub-Adviser is the same as that of the Sub-Adviser.

Amounts paid by the Portfolio to TAM, an affiliate of AUIM, during the fiscal year ended December 31, 2013 were $5,162,550. If the New Sub-Advisory Agreement had been in effect during the last fiscal year, TAM would have paid AUIM $4,130,040. The amount paid by the Portfolio to TAM would not have changed. TAM will continue to provide investment advisory services to the Portfolio, as described in this Proxy Statement. TAM, not the Portfolio, will pay any sub-advisory fees to AUIM under the New Sub-Advisory Agreement.

Amounts paid to TAM and to affiliates of TAM during the fiscal year ended by the Portfolio and the services for which the amounts were paid, if any, are disclosed in Appendix E. There were no other material payments by the Portfolio to AUIM, TAM, or any of their affiliates during that period.

Management Activities. AUIM does not act as adviser or sub-adviser for any other registered investment companies with investment objectives similar to the Portfolio.

Brokerage Information

There were no brokerage commissions incurred on security transactions placed with affiliates of the adviser or sub-adviser for the fiscal year ended December 31, 2013.

Shareholder Approval

To become effective with respect to the Portfolio, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Portfolio. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Portfolio that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Portfolio are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Portfolio. The New Sub-Advisory Agreement was approved by the independent Board Members, separately, and by the Board of the Portfolio, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above.

Your Board recommends that you vote “FOR” the approval of the New Sub-Advisory Agreement.

PROPOSAL VI — APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT

To approve a new sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”) (to be voted on for Transamerica Asset Allocation – Growth VP).

This Proposal VI is to be voted on by shareholders of Transamerica Asset Allocation – Growth VP (for purposes of this proposal, the “Portfolio”).

At the Special Meeting, Shareholders will be asked to approve a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between Transamerica Asset Management, Inc. (“TAM”), the Portfolio’s investment adviser, and AUIM, the Portfolio’s proposed new sub-adviser, as part of an internal restructuring of TAM. AUIM is an affiliate of TAM. In connection with the proposed addition of a sub-adviser, there will be no change to the Portfolio’s portfolio manager(s), objective, investment strategies, or risks.

A general description of the proposed New Sub-Advisory Agreement is included below. The Board approved the New Sub-Advisory Agreement at an in-person meeting held on January 22 and 23, 2014. Shareholder approval of the New Sub-Advisory Agreement must also be obtained, and the Board has authorized seeking such approval. The form of the New Sub-Advisory Agreement is included in Appendix B.

The Portfolio has an investment advisory agreement with TAM, which was last approved by shareholders on November 16, 2012 when certain changes were made to standardize terms across all the investment advisory agreements for funds in the Transamerica fund complex. The Board last approved the investment advisory agreement at an in-person meeting held on January 22 and 23, 2014 when it was revised to describe in greater detail the services provided by TAM to the Portfolio. Pursuant to the investment advisory agreement, TAM is responsible for providing investment advisory services, including management, supervision and investment research and advice, to the Portfolio and is authorized to enter into contracts with one or more sub-advisers to perform certain duties of TAM under the investment advisory agreement. The Portfolio currently does not have a sub-adviser. TAM has recommended, and the Board has approved (subject to shareholder approval), the appointment of AUIM as a sub-adviser to the Portfolio because the Portfolio’s portfolio manager - currently an employee of TAM - is transitioning his functions to AUIM as a result of the internal restructuring. TAM will oversee AUIM and monitor its provision of portfolio management services and investment performance. TAM is entitled to receive investment advisory fees for its service as investment adviser to the Portfolio. The advisory fee is calculated based on the average daily net assets of the Portfolio. The Portfolio paid TAM $1,053,267 in advisory fees after waivers or reimbursements, if any, for the fiscal year ended December 31, 2013. If this Proposal VI is approved, TAM, not the Portfolio, will pay AUIM a sub-advisory fee out of the investment advisory fee it receives from the Portfolio. There will be no change operating expenses. Although the Portfolio may rely on an Order from the Securities and Exchange Commission (the “SEC”) that permits TAM, subject to certain conditions, and without the approval of Shareholders, to employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser, Shareholder approval of this Proposal VI is being sought because AUIM is an affiliate of TAM.

The appointment of AUIM is not expected to result in any material changes in the nature or the level of investment advisory services provided to the Portfolio. While TAM currently provides all of the investment advisory services to the Portfolio itself, certain of those services will be transitioned to AUIM when the Portfolio’s portfolio manager becomes an employee of AUIM instead of TAM, as a result of the restructuring. TAM will continue to provide investment advisory services to the Portfolio, including, among other things: the design, development and ongoing review and evaluation of the Portfolio, its investment strategy, compliance program, valuation process and proxy voting process; the ongoing oversight and analysis of portfolio trading and risk management; preparation of the Portfolio’s prospectus and other disclosure materials; and the ongoing oversight and monitoring of AUIM. The Portfolio’s objective, investment strategies and risks will not change.

AUIM has asset management capabilities across the fixed income spectrum, a depth of research and management staff, and resources that will enable it to implement the investment strategies of the Portfolio As noted above, the portfolio manager primarily responsible for determining what securities and other investments and instruments are purchased, retained, sold or exchanged by the Portfolio, will continue to serve in that role as an employee of AUIM, rather than of TAM. In addition, the Portfolio will benefit from AUIM’s ability to leverage the experience, scale, depth of talent and institutional resources of AUIM. TAM recommended the appointment of AUIM as sub-adviser to the Board based on the desire to ensure continuity of service following the restructuring, as well as an overall assessment of AUIM’s capabilities. If the New Sub-Advisory Agreement with AUIM is approved, the Portfolio’s assets will continue to be invested in the same manner that they are currently invested.

General Description of Sub-Advisory Agreement

Set forth below is a general description of certain terms of the New Sub-Advisory Agreement. A copy of the form of New Sub-Advisory Agreement is attached to this Joint Proxy Statement as Appendix B, and you should refer to Appendix B for the complete terms of the New Sub-Advisory Agreement.

Investment Management Services. The New Sub-Advisory Agreement provides that, subject to the supervision of the Portfolio’s Board Members and of TAM, the sub-adviser will regularly provide the Portfolio, with respect to that portion of a Portfolio’s assets allocated to it by TAM, with investment research, advice, management and supervision, will furnish a continuous investment program for the allocated assets consistent with the Portfolio’s investment objectives, policies and restrictions, as stated in the Portfolio’s current Prospectus and Statement of Additional Information, and any written restrictions or limitations from TAM or the Portfolio, will determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Portfolio, and will implement those decisions, all subject to the provisions of the Portfolio’s governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any other specific policies adopted by the Portfolio’s Board and disclosed to the sub-adviser and any written instructions and directions the Board or TAM provides to the sub-adviser.

Under the Portfolio’s New Sub-Advisory Agreement, the sub-adviser is authorized to place orders pursuant to its investment determinations with respect to the allocated assets either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures of the Portfolio’s Board that may modify or restrict the sub-adviser’s authority regarding the execution of the Portfolio’s portfolio transactions provided in the Agreement and applicable law, the sub-adviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Portfolio and/or the other accounts over which the sub-adviser or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars.” The sub-adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the sub-adviser and its affiliates have with respect to accounts over which they exercise investment discretion.

The New Sub-Advisory Agreement further provides that, unless TAM advises the sub-adviser in writing that the right to vote proxies has been expressly reserved to TAM or the Investment Companies or otherwise delegated to another party, the sub-adviser will exercise voting rights pertaining to its allocated portion of the Portfolio’s assets in accordance with the sub-adviser’s proxy voting policies and procedures without consultation with TAM or the Portfolio. The New Sub-Advisory Agreement further provides that the sub-adviser will furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

The New Sub-Advisory Agreement provides that the sub-adviser will monitor the security valuations of the assets allocated to it and that if the sub-adviser believes that the carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the sub-adviser will notify TAM promptly. In addition, the sub-adviser will be available to consult with TAM in the event of a pricing problem and to participate in the Portfolio’s valuation committee meetings.

Fees. Under the New Sub-Advisory Agreement, TAM will pay the sub-adviser a fee out of the investment advisory fee TAM receives from the Portfolio.

Under the New Sub-Advisory Agreement, if approved, TAM (not the Portfolio) will pay AUIM sub-advisory fees, according to the following schedule, for its services with respect to the Portfolio’s average daily net assets on an annual basis:

0.08% of the first $10 billion

0.075% in excess of $10 billion

The average daily net assets for purposes of calculating the sub-advisory fees will be determined on a combined basis with certain other Transamerica mutual funds sub-advised by AUIM.

Payment of Expenses. The New Sub-Advisory Agreement requires the sub-adviser to pay all expenses incurred by it in the performance of its duties under the Agreement and requires TAM to pay all expenses incurred by it in the performance of TAM’s duties under the Agreement. Under the New Sub-Advisory Agreement, the Portfolio will bear all expenses not expressly assumed by TAM or the sub-adviser incurred in the operation of the Portfolio and the offering of its shares. The operating expenses of the Portfolio are not expected to increase as a result of entering into the New Sub-Advisory Agreement.

Conflicts of Interest. The New Sub-Advisory Agreement provides that the sub-adviser will not deal with itself, or with members of the Portfolio’s Board or any principal underwriter of the Portfolio, as principals or agents in making purchases or sales of securities or other property for the account of the Portfolio, nor will it purchase any securities from an underwriting or selling group in which the sub-adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Portfolio and another account advised by the sub-adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Portfolio from time to time. The New Sub-Advisory Agreement specifically provides that personnel of the sub-adviser may nonetheless engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. In addition, the sub-adviser may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

The New Sub-Advisory Agreement also provides that if the purchase or sale of securities consistent with the investment policies of the Portfolio or one or more other accounts of the sub-adviser are considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by the sub-adviser. In addition, if transactions of the Portfolio and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the sub-adviser’s policies and procedures as presented to the Board from time to time.

Limitation on Liability. Under the New Sub-Advisory Agreement, the sub-adviser assumes no responsibility other than to render the services called for by the agreement in good faith, and the sub-adviser is not liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio. The sub-adviser is not protected, however, against liability by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement. This same limitation of liability applies to affiliates of the sub-adviser who may provide services to the Portfolio as contemplated by the New Sub-Advisory Agreement.

Term and Continuance. If approved by shareholders of the Portfolio, the New Sub-Advisory Agreement for the Portfolio will continue in effect, unless sooner terminated as set forth therein, for two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of the Portfolio. Notwithstanding the foregoing, the New Sub-Advisory Agreement will be considered by the Board on the same calendar as the investment advisory agreement with TAM.

Termination. The New Sub-Advisory Agreement for the Portfolio provides that the Agreement may be terminated at any time, without penalty, by the Board or by the shareholders of the Portfolio acting by a vote of at least a majority of its outstanding voting securities. In addition, the New Sub-Advisory Agreement may be terminated by TAM upon written notice to the sub-adviser, without the payment of any penalty. The New Sub-Advisory Agreement for the Portfolio also provides that the sub-adviser may terminate the Agreement upon giving 90 days’ written notice to TAM. The New Sub-Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act) and may not be assigned by TAM without the consent of the sub-adviser.

Board Considerations

At a meeting of the Board of Trustees of Transamerica Series Trust (for purposes of this section, the “Board”) held on January 22 and 23, 2014, the Board considered the approval of the New Sub-Advisory Agreement for the Portfolio between TAM and AUIM, the Portfolio’s proposed new sub-adviser.

Following their review and consideration, the Board Members determined that the terms of the New Sub-Advisory Agreement between TAM and AUIM with respect to the Portfolio are reasonable and approval of the New Sub-Advisory Agreement is in the best interests of the Portfolio and its Shareholders. The Board, including the Independent Board Members, unanimously approved the New Sub-Advisory Agreement for an initial two-year period.

To assist the Board Members in their consideration of the New Sub-Advisory Agreement, the Board Members received in advance of their meeting certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board considered:

(a)

that TAM advised the Board Members that the appointment of AUIM is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its shareholders, including compliance services;

(b)

that TAM proposed the new sub-adviser as part of an internal restructuring and that, in connection with the proposed addition of a sub-adviser, there will be no change to the Portfolio’s portfolio manager, objective, investment strategies, or risks.

(c)

that AUIM is an experienced and respected asset management firm, and that TAM believes that AUIM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on an assessment of the services that AUIM provides to other funds within the Transamerica mutual fund complex;

(d)	that AUIM and TAM are affiliated entities;

(e)

that in June 2013 the Board performed a full annual review of a number of sub-advisory agreements with AUIM with respect to Transamerica mutual funds not discussed herein, and determined that AUIM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Transamerica mutual fund complex;

(f)	the proposed responsibilities of AUIM for the Portfolio and the services expected to be provided by it;

(g)	that advisory fee rate paid by the Portfolio to TAM would not increase;

(h)	that the proposed sub-advisory fees to be paid by TAM to AUIM are reasonable in light of the services to be provided;

(i)	that TAM recommended to the Board that AUIM be appointed as Sub-Adviser to the Portfolio after the internal restructuring in order to maintain continuity of the portfolio management team; and

(j)

that the Portfolio would bear its portion of the costs of obtaining shareholder approval of the New Sub-Advisory Agreements, such costs to be allocated on the basis of the Funds’ respective net assets except where direct costs can reasonably be attributed to a particular Fund.

Further, the Board Members, including a majority of the independent Board Members, found that the change in sub-adviser to AUIM is in the best interests of the Portfolio and its shareholders and does not involve a conflict of interest from which TAM and AUIM derives an inappropriate advantage.

A discussion followed that included consideration of these and other matters.

In their deliberations, the Board Members evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the considerations discussed here, among others, although they did not identify any consideration or particular information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided

In evaluating the nature, extent and quality of the services to be provided by AUIM under the New Sub-Advisory Agreement, the Board considered, among other things, information provided by TAM and AUIM regarding AUIM’s operations (including research and trading), facilities, organization and personnel of AUIM, AUIM’s ability to use its resources effectively in performing its duties under the New Sub-Advisory Agreement, and AUIM’s capabilities in implementing the investment strategies of the Portfolio. The Board also considered that AUIM and TAM are affiliated entities. The Board considered that TAM has advised the Board that the appointment of AUIM is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its Shareholders, including compliance services. The Board noted that there will be no change to the Portfolio’s portfolio manager, objective, investment strategies, or risks as part of the internal reorganization. The Board considered that AUIM is an experienced and respected asset management firm and that TAM believes that AUIM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on the assessment of the services that AUIM provides to other Transamerica mutual funds. The Board Members also considered that in June 2013 they had performed a full annual review of a number of sub-advisory agreements with AUIM and had determined that AUIM has the capabilities, resources and personnel necessary to provide the sub-advisory services to the funds subject to those agreements.

Based on their review of the materials provided and the assurances they had received from TAM, the Board determined that AUIM can provide sub-advisory services that are appropriate in scope and extent in light of the investment program for the Portfolio and that AUIM’s appointment is not expected to adversely affect the nature, extent and quality of services provided to the Portfolio.

Investment Performance

The Board considered AUIM’s investment management experience, capabilities and resources, including with respect to other Transamerica mutual funds that it sub-advises within the Transamerica mutual fund complex. The Board reviewed the performance of the Portfolio and noted that there would be no change to the Portfolio’s portfolio manager, objective, investment strategies, or risks as a result of adding AUIM as a sub-adviser.

In addition, the Board Members noted that they had recently considered the performance of other funds sub-advised by AUIM as part of the full annual review of the sub-advisory agreements for those funds and, in that connection, determined that AUIM was capable of providing investment and related services that are appropriate in scope and extent in light of those funds’ operations, the competitive landscape of the investment company business and investor needs.

On the basis of this information and the Board’s assessment of the nature, extent and quality of the services to be provided by AUIM, the Board concluded that AUIM is capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies.

Advisory Fee, Sub-Advisory Fee, Cost of Services Provided and Profitability

The Board considered that the advisory fee rate payable by the Portfolio to TAM would be amended to add a breakpoint at certain asset levels. The Board also considered that the proposed sub-advisory fee schedule in the New Sub-Advisory Agreement and noted that the assets of the Portfolio would be aggregated with the assets of certain other Transamerica mutual funds sub-advised by AUIM for purposes of calculating the sub-advisory fees payable by TAM to AUIM. The Board Members noted that the Portfolio will not pay the sub-advisory fee. On the basis of these considerations, together with the other information it considered, the Board determined that the sub-advisory fee to be received by AUIM under the New Sub-Advisory Agreement is reasonable in light of the services to be provided.

With respect to AUIM’s costs and profitability in providing services to the Portfolio, the Board noted that TAM and AUIM are affiliates, and that information about AUIM’s revenues and expenses was incorporated into an analysis of the anticipated impact of the sub-adviser change on TAM’s profitability. As a result, the Board principally considered profitability information for TAM and AUIM in the aggregate.

Economies of Scale

The Board considered that the Portfolio’s assets would be aggregated with the assets of certain other Transamerica mutual funds sub-advised by AUIM for purposes of determining the applicable sub-advisory fee rate. The Board noted that TAM believes that the appointment of AUIM as sub-adviser has the potential to attract additional assets because of AUIM’s asset management capabilities across the fixed income spectrum. The Board Members concluded that they would have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees payable by TAM to AUIM, in the future.

Fall-Out Benefits

The Board took into consideration the character of any incidental benefits received by AUIM, including the potential for increased visibility in the marketplace as a result of AUIM’s relationship with the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, found that the change in sub-adviser to AUIM is in the best interests of the Portfolio and its Shareholders and does not involve a conflict of interest from which TAM or AUIM derives an inappropriate advantage. The Board, including all of the Independent Board Members, concluded that the approval of the New Sub-Advisory Agreement is in the best interests of the Portfolio and its Shareholders and voted to approve the New Sub-Advisory Agreement.

In the event that Shareholders do not approve the Proposal, the Board will determine the appropriate course of action with respect to the management of the Portfolio.

Information about the Sub-Adviser

AUIM, located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, is a registered investment adviser. AUIM, an affiliate of TAM, is a wholly owned, indirect subsidiary of Aegon N.V., a Netherlands corporation and publicly traded international insurance group. AUIM is directly owned by Aegon USA Asset Management Holding, LLC,1 which is owned by AUSA Holding Company,2 which is owned by Aegon USA, LLC.1 Aegon USA, LLC is owned by Aegon U.S. Holding Corporation,1 which is owned by Transamerica Corporation (DE).1 Transamerica Corporation (DE) is owned by The Aegon Trust,3 which is owned by Aegon International B.V. 3 AEGON International B.V. is owned by AEGON N.V.3

1.	4333 Edgewood Road NE, Cedar Rapids IA 52499, United States
2.	1111 North Charles Street, Baltimore MD 21201, United States
3.	AEGONplein 50, 2591 TV The Hague, The Netherlands

The name and principal occupation of the directors and principal executive officers (or persons performing similar functions) of the Sub-Adviser are set forth in Appendix C. The principal address of each individual as it relates to his or her duties at the Sub-Adviser is the same as that of the Sub-Adviser.

Amounts paid by the Portfolio to TAM, an affiliate of AUIM, during the fiscal year ended December 31, 2013 were $1,053,267. If the New Sub-Advisory Agreement had been in effect during the last fiscal year, TAM would have paid AUIM $842,614. The amount paid by the Portfolio to TAM would not have changed. TAM will continue to provide investment advisory services to the Portfolio, as described in this Proxy Statement. TAM, not the Portfolio, will pay any sub-advisory fees to AUIM under the New Sub-Advisory Agreement.

Amounts paid to TAM and to affiliates of TAM during the fiscal year ended by the Portfolio and the services for which the amounts were paid, if any, are disclosed in Appendix E. There were no other material payments by the Portfolio to AUIM, TAM, or any of their affiliates during that period.

Management Activities. AUIM does not act as adviser or sub-adviser for any other registered investment companies with investment objectives similar to the Portfolio.

Brokerage Information

There were no brokerage commissions incurred on security transactions placed with affiliates of the adviser or sub-adviser for the fiscal year ended December 31, 2013.

Shareholder Approval

To become effective with respect to the Portfolio, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Portfolio. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Portfolio that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Portfolio are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Portfolio. The New Sub-Advisory Agreement was approved by the independent Board Members, separately, and by the Board of the Portfolio, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above.

Your Board recommends that you vote “FOR” the approval of the New Sub-Advisory Agreement.

PROPOSAL VII — APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT

To approve a new sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”) (to be voted on for Transamerica International Moderate Growth VP).

This Proposal VII is to be voted on by shareholders of Transamerica International Moderate Growth VP (for purposes of this proposal, the “Portfolio”).

At the Special Meeting, Shareholders will be asked to approve a new sub-advisory agreement (“New Sub-Advisory Agreement”) between Transamerica Asset Management, Inc. (“TAM”), the Portfolio’s investment adviser, and AUIM, the Portfolio’s proposed new sub-adviser, as part of an internal restructuring of TAM. AUIM is an affiliate of TAM. In connection with the proposed addition of a sub-adviser, there will be no change to the Portfolio’s portfolio manager(s), objective, investment strategies, or risks.

A general description of the proposed New Sub-Advisory Agreement is included below. The Board approved the New Sub-Advisory Agreement at an in-person meeting held on January 22 and 23, 2014. Shareholder approval of the New Sub-Advisory Agreement must also be obtained, and the Board has authorized seeking such approval. The form of the New Sub-Advisory Agreement is included in Appendix B.

The Portfolio has an investment advisory agreement with TAM, which was last approved by shareholders on November 16, 2012 when certain changes were made to standardize terms across all the investment advisory agreements for funds in the Transamerica fund complex. The Board last approved the investment advisory agreement at an in-person meeting held on January 22 and 23, 2014 when it was revised to describe in greater detail the services provided by TAM to the Portfolio. Pursuant to the investment advisory agreement, TAM is responsible for providing investment advisory services, including management, supervision and investment research and advice, to the Portfolio and is authorized to enter into contracts with one or more sub-advisers to perform certain duties of TAM under the investment advisory agreement. The Portfolio currently does not have a sub-adviser. TAM has recommended, and the Board has approved (subject to shareholder approval), the appointment of AUIM as a sub-adviser to the Portfolio because the Portfolio’s portfolio manager - currently an employee of TAM - is transitioning his functions to AUIM as a result of the internal restructuring. TAM will oversee AUIM and monitor its provision of portfolio management services and investment performance. TAM is entitled to receive investment advisory fees for its service as investment adviser to the Portfolio. The advisory fee is calculated based on the average daily net assets of the Portfolio. The Portfolio paid TAM $565,173 in advisory fees after waivers or reimbursements, if any, for the fiscal year ended December 31, 2013. If this Proposal VII is approved, TAM, not the Portfolio, will pay AUIM a sub-advisory fee out of the investment advisory fee it receives from the Portfolio. There will be no change operating expenses. Although the Portfolio may rely on an Order from the Securities and Exchange Commission (the “SEC”) that permits TAM, subject to certain conditions, and without the approval of Shareholders, to employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser, Shareholder approval of this Proposal VII is being sought because AUIM is an affiliate of TAM.

The appointment of AUIM is not expected to result in any material changes in the nature or the level of investment advisory services provided to the Portfolio. While TAM currently provides all of the investment advisory services to the Portfolio itself, certain of those services will be transitioned to AUIM when the Portfolio’s portfolio manager becomes an employee of AUIM instead of TAM, as a result of the restructuring. TAM will continue to provide investment advisory services to the Portfolio, including, among other things: the design, development and ongoing review and evaluation of the Portfolio, its investment strategy, compliance program, valuation process and proxy voting process; the ongoing oversight and analysis of portfolio trading and risk management; preparation of the Portfolio’s prospectus and other disclosure materials; and the ongoing oversight and monitoring of AUIM. The Portfolio’s objective, investment strategies and risks will not change.

AUIM has asset management capabilities across the fixed income spectrum, a depth of research and management staff, and resources that will enable it to implement the investment strategies of the Portfolio As noted above, the portfolio manager primarily responsible for determining what securities and other investments and instruments are purchased, retained, sold or exchanged by the Portfolio, will continue to serve in that role as an employee of AUIM, rather than of TAM. In addition, the Portfolio will benefit from AUIM’s ability to leverage the experience, scale, depth of talent and institutional resources of AUIM. TAM recommended the appointment of AUIM as sub-adviser to the Board based on the desire to ensure continuity of service following the restructuring, as well as an overall assessment of AUIM’s capabilities. If the New Sub-Advisory Agreement with AUIM is approved, the Portfolio’s assets will continue to be invested in the same manner that they are currently invested.

General Description of Sub-Advisory Agreement

Set forth below is a general description of certain terms of the New Sub-Advisory Agreement. A copy of the form of New Sub-Advisory Agreement is attached to this Joint Proxy Statement as Appendix B, and you should refer to Appendix B for the complete terms of the New Sub-Advisory Agreement.

Investment Management Services. The New Sub-Advisory Agreement provides that, subject to the supervision of the Portfolio’s Board Members and of TAM, the sub-adviser will regularly provide the Portfolio, with respect to that portion of a Portfolio’s assets allocated to it by TAM, with investment research, advice, management and supervision, will furnish a continuous investment program for the allocated assets consistent with the Portfolio’s investment objectives, policies and restrictions, as stated in the Portfolio’s current Prospectus and Statement of Additional Information, and any written restrictions or limitations from TAM or the Portfolio, will determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Portfolio, and will implement those decisions, all subject to the provisions of the Portfolio’s governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any other specific policies adopted by the Portfolio’s Board and disclosed to the sub-adviser and any written instructions and directions the Board or TAM provides to the sub-adviser.

Under the Portfolio’s New Sub-Advisory Agreement, the sub-adviser is authorized to place orders pursuant to its investment determinations with respect to the allocated assets either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures of the Portfolio’s Board that may modify or restrict the sub-adviser’s authority regarding the execution of the Portfolio’s portfolio transactions provided in the Agreement and applicable law, the sub-adviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Portfolio and/or the other accounts over which the sub-adviser or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars.” The sub-adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the sub-adviser and its affiliates have with respect to accounts over which they exercise investment discretion.

The New Sub-Advisory Agreement further provides that, unless TAM advises the sub-adviser in writing that the right to vote proxies has been expressly reserved to TAM or the Investment Companies or otherwise delegated to another party, the sub-adviser will exercise voting rights pertaining to its allocated portion of the Portfolio’s assets in accordance with the sub-adviser’s proxy voting policies and procedures without consultation with TAM or the Portfolio. The New Sub-Advisory Agreement further provides that the sub-adviser will furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

The New Sub-Advisory Agreement provides that the sub-adviser will monitor the security valuations of the assets allocated to it and that if the sub-adviser believes that the carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the sub-adviser will notify TAM promptly. In addition, the sub-adviser will be available to consult with TAM in the event of a pricing problem and to participate in the Portfolio’s valuation committee meetings.

Fees. Under the New Sub-Advisory Agreement, TAM will pay the sub-adviser a fee out of the investment advisory fee TAM receives from the Portfolio.

Under the New Sub-Advisory Agreement, if approved, TAM (not the Portfolio) will pay AUIM sub-advisory fees, according to the following schedule, for its services with respect to the Portfolio’s average daily net assets on an annual basis:

0.08% of the first $10 billion

0.075% in excess of $10 billion

The average daily net assets for purposes of calculating the sub-advisory fees will be determined on a combined basis with certain other Transamerica mutual funds sub-advised by AUIM.

Payment of Expenses. The New Sub-Advisory Agreement requires the sub-adviser to pay all expenses incurred by it in the performance of its duties under the Agreement and requires TAM to pay all expenses incurred by it in the performance of TAM’s duties under the Agreement. Under the New Sub-Advisory Agreement, the Portfolio will bear all expenses not expressly assumed by TAM or the sub-adviser incurred in the operation of the Portfolio and the offering of its shares. The operating expenses of the Portfolio are not expected to increase as a result of entering into the New Sub-Advisory Agreement.

Conflicts of Interest. The New Sub-Advisory Agreement provides that the sub-adviser will not deal with itself, or with members of the Portfolio’s Board or any principal underwriter of the Portfolio, as principals or agents in making purchases or sales of securities or other property for the account of the Portfolio, nor will it purchase any securities from an underwriting or selling group in which the sub-adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Portfolio and another account advised by the sub-adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Portfolio from time to time. The New Sub-Advisory Agreement specifically provides that personnel of the sub-adviser may nonetheless engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. In addition, the sub-adviser may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

The New Sub-Advisory Agreement also provides that if the purchase or sale of securities consistent with the investment policies of the Portfolio or one or more other accounts of the sub-adviser are considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by the sub-adviser. In addition, if transactions of the Portfolio and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the sub-adviser’s policies and procedures as presented to the Board from time to time.

Limitation on Liability. Under the New Sub-Advisory Agreement, the sub-adviser assumes no responsibility other than to render the services called for by the agreement in good faith, and the sub-adviser is not liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio. The sub-adviser is not protected, however, against liability by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement. This same limitation of liability applies to affiliates of the sub-adviser who may provide services to the Portfolio as contemplated by the New Sub-Advisory Agreement.

Term and Continuance. If approved by shareholders of the Portfolio, the New Sub-Advisory Agreement for the Portfolio will continue in effect, unless sooner terminated as set forth therein, for two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of the Portfolio. Notwithstanding the foregoing, the New Sub-Advisory Agreement will be considered by the Board on the same calendar as the investment advisory agreement with TAM.

Termination. The New Sub-Advisory Agreement for the Portfolio provides that the Agreement may be terminated at any time, without penalty, by the Board or by the shareholders of the Portfolio acting by a vote of at least a majority of its outstanding voting securities. In addition, the New Sub-Advisory Agreement may be terminated by TAM upon written notice to the sub-adviser, without the payment of any penalty. The New Sub-Advisory Agreement for the Portfolio also provides that the sub-adviser may terminate the Agreement upon giving 90 days’ written notice to TAM. The New Sub-Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act) and may not be assigned by TAM without the consent of the sub-adviser.

Board Considerations

At a meeting of the Board of Trustees of Transamerica Series Trust (for purposes of this section, the “Board”) held on January 22 and 23, 2014, the Board considered the approval of the New Sub-Advisory Agreement for the Portfolio between TAM and AUIM, the Portfolio’s proposed new sub-adviser.

Following their review and consideration, the Board Members determined that the terms of the New Sub-Advisory Agreement between TAM and AUIM with respect to the Portfolio are reasonable and approval of the New Sub-Advisory Agreement is in the best interests of the Portfolio and its Shareholders. The Board, including the Independent Board Members, unanimously approved the New Sub-Advisory Agreement for an initial two-year period.

To assist the Board Members in their consideration of the New Sub-Advisory Agreement, the Board Members received in advance of their meeting certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board considered:

(a)

that TAM advised the Board Members that the appointment of AUIM is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its shareholders, including compliance services;

(b)

that TAM proposed the new sub-adviser as part of an internal restructuring and that, in connection with the proposed addition of a sub-adviser, there will be no change to the Portfolio’s portfolio manager, objective, investment strategies, or risks.

(c)

that AUIM is an experienced and respected asset management firm, and that TAM believes that AUIM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on an assessment of the services that AUIM provides to other funds within the Transamerica mutual fund complex;

(d)	that AUIM and TAM are affiliated entities;

(e)

that in June 2013 the Board performed a full annual review of a number of sub-advisory agreements with AUIM with respect to Transamerica mutual funds not discussed herein, and determined that AUIM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Transamerica mutual fund complex;

(f)	the proposed responsibilities of AUIM for the Portfolio and the services expected to be provided by it;

(g)	that advisory fee rate paid by the Portfolio to TAM would not increase;

(h)	that the proposed sub-advisory fees to be paid by TAM to AUIM are reasonable in light of the services to be provided;

(i)	that TAM recommended to the Board that AUIM be appointed as Sub-Adviser to the Portfolio after the internal restructuring in order to maintain continuity of the portfolio management team; and

(j)

that the Portfolio would bear its portion of the costs of obtaining shareholder approval of the New Sub-Advisory Agreements, such costs to be allocated on the basis of the Funds’ respective net assets except where direct costs can reasonably be attributed to a particular Fund.

Further, the Board Members, including a majority of the independent Board Members, found that the change in sub-adviser to AUIM is in the best interests of the Portfolio and its shareholders and does not involve a conflict of interest from which TAM and AUIM derives an inappropriate advantage.

A discussion followed that included consideration of these and other matters.

In their deliberations, the Board Members evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the considerations discussed here, among others, although they did not identify any consideration or particular information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided

In evaluating the nature, extent and quality of the services to be provided by AUIM under the New Sub-Advisory Agreement, the Board considered, among other things, information provided by TAM and AUIM regarding AUIM’s operations (including research and trading), facilities, organization and personnel of AUIM, AUIM’s ability to use its resources effectively in performing its duties under the New Sub-Advisory Agreement, and AUIM’s capabilities in implementing the investment strategies of the Portfolio. The Board also considered that AUIM and TAM are affiliated entities. The Board considered that TAM has advised the Board that the appointment of AUIM is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its Shareholders, including compliance services. The Board noted that there will be no change to the Portfolio’s portfolio manager, objective, investment strategies, or risks as part of the internal reorganization. The Board considered that AUIM is an experienced and respected asset management firm and that TAM believes that AUIM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on the assessment of the services that AUIM provides to other Transamerica mutual funds. The Board Members also considered that in June 2013 they had performed a full annual review of a number of sub-advisory agreements with AUIM and had determined that AUIM has the capabilities, resources and personnel necessary to provide the sub-advisory services to the funds subject to those agreements.

Based on their review of the materials provided and the assurances they had received from TAM, the Board determined that AUIM can provide sub-advisory services that are appropriate in scope and extent in light of the investment program for the Portfolio and that AUIM’s appointment is not expected to adversely affect the nature, extent and quality of services provided to the Portfolio.

Investment Performance

The Board considered AUIM’s investment management experience, capabilities and resources, including with respect to other Transamerica mutual funds that it sub-advises within the Transamerica mutual fund complex. The Board reviewed the performance of the Portfolio and noted that there would be no change to the Portfolio’s portfolio manager, objective, investment strategies, or risks as a result of adding AUIM as a sub-adviser.

In addition, the Board Members noted that they had recently considered the performance of other funds sub-advised by AUIM as part of the full annual review of the sub-advisory agreements for those funds and, in that connection, determined that AUIM was capable of providing investment and related services that are appropriate in scope and extent in light of those funds’ operations, the competitive landscape of the investment company business and investor needs.

On the basis of this information and the Board’s assessment of the nature, extent and quality of the services to be provided by AUIM, the Board concluded that AUIM is capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies.

Advisory Fee, Sub-Advisory Fee, Cost of Services Provided and Profitability

The Board considered that the advisory fee rate payable by the Portfolio to TAM would be amended to add a breakpoint at certain asset levels. The Board also considered that the proposed sub-advisory fee schedule in the New Sub-Advisory Agreement and noted that the assets of the Portfolio would be aggregated with the assets of certain other Transamerica mutual funds sub-advised by AUIM for purposes of calculating the sub-advisory fees payable by TAM to AUIM. The Board Members noted that the Portfolio will not pay the sub-advisory fee. On the basis of these considerations, together with the other information it considered, the Board determined that the sub-advisory fee to be received by AUIM under the New Sub-Advisory Agreement is reasonable in light of the services to be provided.

With respect to AUIM’s costs and profitability in providing services to the Portfolio, the Board noted that TAM and AUIM are affiliates, and that information about AUIM’s revenues and expenses was incorporated into an analysis of the anticipated impact of the sub-adviser change on TAM’s profitability. As a result, the Board principally considered profitability information for TAM and AUIM in the aggregate.

Economies of Scale

The Board considered that the Portfolio’s assets would be aggregated with the assets of certain other Transamerica mutual funds sub-advised by AUIM for purposes of determining the applicable sub-advisory fee rate. The Board noted that TAM believes that the appointment of AUIM as sub-adviser has the potential to attract additional assets because of AUIM’s asset management capabilities across the fixed income spectrum. The Board Members concluded that they would have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees payable by TAM to AUIM, in the future.

Fall-Out Benefits

The Board took into consideration the character of any incidental benefits received by AUIM, including the potential for increased visibility in the marketplace as a result of AUIM’s relationship with the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, found that the change in sub-adviser to AUIM is in the best interests of the Portfolio and its Shareholders and does not involve a conflict of interest from which TAM or AUIM derives an inappropriate advantage. The Board, including all of the Independent Board Members, concluded that the approval of the New Sub-Advisory Agreement is in the best interests of the Portfolio and its Shareholders and voted to approve the New Sub-Advisory Agreement.

In the event that Shareholders do not approve the Proposal, the Board will determine the appropriate course of action with respect to the management of the Portfolio.

Information about the Sub-Adviser

AUIM, located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, is a registered investment adviser. AUIM, an affiliate of TAM, is a wholly owned, indirect subsidiary of Aegon N.V., a Netherlands corporation and publicly traded international insurance group. AUIM is directly owned by Aegon USA Asset Management Holding, LLC,1 which is owned by AUSA Holding Company,2 which is owned by Aegon USA, LLC.1 Aegon USA, LLC is owned by Aegon U.S. Holding Corporation,1 which is owned by Transamerica Corporation (DE).1 Transamerica Corporation (DE) is owned by The Aegon Trust,3 which is owned by Aegon International B.V. 3 AEGON International B.V. is owned by AEGON N.V.3

1.	4333 Edgewood Road NE, Cedar Rapids IA 52499, United States
2.	1111 North Charles Street, Baltimore MD 21201, United States
3.	AEGONplein 50, 2591 TV The Hague, The Netherlands

The name and principal occupation of the directors and principal executive officers (or persons performing similar functions) of the Sub-Adviser are set forth in Appendix C. The principal address of each individual as it relates to his or her duties at the Sub-Adviser is the same as that of the Sub-Adviser.

Amounts paid by the Portfolio to TAM, an affiliate of AUIM, during the fiscal year ended December 31, 2013 were $565,173. If the New Sub-Advisory Agreement had been in effect during the last fiscal year, TAM would have paid AUIM $452,138. The amount paid by the Portfolio to TAM would not have changed. TAM will continue to provide investment advisory services to the Portfolio, as described in this Proxy Statement. TAM, not the Portfolio, will pay any sub-advisory fees to AUIM under the New Sub-Advisory Agreement.

Amounts paid to TAM and to affiliates of TAM during the fiscal year ended by the Portfolio and the services for which the amounts were paid, if any, are disclosed in Appendix E. There were no other material payments by the Portfolio to AUIM, TAM, or any of their affiliates during that period.

Management Activities. AUIM does not act as adviser or sub-adviser for any other registered investment companies with investment objectives similar to the Portfolio.

Brokerage Information

There were no brokerage commissions incurred on security transactions placed with affiliates of the adviser or sub-adviser for the fiscal year ended December 31, 2013.

Shareholder Approval

To become effective with respect to the Portfolio, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Portfolio. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Portfolio that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Portfolio are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Portfolio. The New Sub-Advisory Agreement was approved by the independent Board Members, separately, and by the Board of the Portfolio, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above.

Your Board recommends that you vote “FOR” the approval of the New Sub-Advisory Agreement.

PROPOSAL VIII — APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT

To approve a new sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”) (to be voted on for Transamerica Multi-Manager Alternative Strategies VP).

This Proposal VIII is to be voted on by shareholders of Transamerica Multi-Manager Alternative Strategies VP (for purposes of this proposal, the “Portfolio”).

At the Special Meeting, Shareholders will be asked to approve a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between Transamerica Asset Management, Inc. (“TAM”), the Portfolio’s investment adviser, and AUIM, the Portfolio’s proposed new sub-adviser, as part of an internal restructuring of TAM. AUIM is an affiliate of TAM. In connection with the proposed addition of a sub-adviser, there will be no change to the Portfolio’s portfolio manager(s), objective, investment strategies, or risks.

A general description of the proposed New Sub-Advisory Agreement is included below. The Board approved the New Sub-Advisory Agreement at an in-person meeting held on January 22 and 23, 2014. Shareholder approval of the New Sub-Advisory Agreement must also be obtained, and the Board has authorized seeking such approval. The form of the New Sub-Advisory Agreement is included in Appendix B.

The Portfolio has an investment advisory agreement with TAM, which was last approved by shareholders on November 16, 2012 when certain changes were made to standardize terms across all the investment advisory agreements for funds in the Transamerica fund complex. The Board last approved the investment advisory agreement at an in-person meeting held on January 22 and 23, 2014 when it was revised to describe in greater detail the services provided by TAM to the Portfolio. Pursuant to the investment advisory agreement, TAM is responsible for providing investment advisory services, including management, supervision and investment research and advice, to the Portfolio and is authorized to enter into contracts with one or more sub-advisers to perform certain duties of TAM under the investment advisory agreement. The Portfolio currently does not have a sub-adviser. TAM has recommended, and the Board has approved (subject to shareholder approval), the appointment of AUIM as a sub-adviser to the Portfolio because the Portfolio’s portfolio manager - currently an employee of TAM - is transitioning his functions to AUIM as a result of the internal restructuring. TAM will oversee AUIM and monitor its provision of portfolio management services and investment performance. TAM is entitled to receive investment advisory fees for its service as investment adviser to the Portfolio. The advisory fee is calculated based on the average daily net assets of the Portfolio. The Portfolio paid TAM $(20,284) in advisory fees after waivers or reimbursements, if any, for the fiscal year ended December 31, 2013. If this Proposal VIII is approved, TAM, not the Portfolio, will pay AUIM a sub-advisory fee out of the investment advisory fee it receives from the Portfolio. There will be no change operating expenses. Although the Portfolio may rely on an Order from the Securities and Exchange Commission (the “SEC”) that permits TAM, subject to certain conditions, and without the approval of Shareholders, to employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser, Shareholder approval of this Proposal VIII is being sought because AUIM is an affiliate of TAM.

The appointment of AUIM is not expected to result in any material changes in the nature or the level of investment advisory services provided to the Portfolio. While TAM currently provides all of the investment advisory services to the Portfolio itself, certain of those services will be transitioned to AUIM when the Portfolio’s portfolio manager becomes an employee of AUIM instead of TAM, as a result of the restructuring. TAM will continue to provide investment advisory services to the Portfolio, including, among other things: the design, development and ongoing review and evaluation of the Portfolio, its investment strategy, compliance program, valuation process and proxy voting process; the ongoing oversight and analysis of portfolio trading and risk management; preparation of the Portfolio’s prospectus and other disclosure materials; and the ongoing oversight and monitoring of AUIM. The Portfolio’s objective, investment strategies and risks will not change.

AUIM has asset management capabilities across the fixed income spectrum, a depth of research and management staff, and resources that will enable it to implement the investment strategies of the Portfolio As noted above, the portfolio manager primarily responsible for determining what securities and other investments and instruments are purchased, retained, sold or exchanged by the Portfolio, will continue to serve in that role as an employee of AUIM, rather than of TAM. In addition, the Portfolio will benefit from AUIM’s ability to leverage the experience, scale, depth of talent and institutional resources of AUIM. TAM recommended the appointment of AUIM as sub-adviser to the Board based on the desire to ensure continuity of service following the restructuring, as well as an overall assessment of AUIM’s capabilities. If the New Sub-Advisory Agreement with AUIM is approved, the Portfolio’s assets will continue to be invested in the same manner that they are currently invested.

General Description of Sub-Advisory Agreement

Set forth below is a general description of certain terms of the New Sub-Advisory Agreement. A copy of the form of New Sub-Advisory Agreement is attached to this Joint Proxy Statement as Appendix B, and you should refer to Appendix B for the complete terms of the New Sub-Advisory Agreement.

Investment Management Services. The New Sub-Advisory Agreement provides that, subject to the supervision of the Portfolio’s Board Members and of TAM, the sub-adviser will regularly provide the Portfolio, with respect to that portion of a Portfolio’s assets allocated to it by TAM, with investment research, advice, management and supervision, will furnish a continuous investment program for the allocated assets consistent with the Portfolio’s investment objectives, policies and restrictions, as stated in the Portfolio’s current Prospectus and Statement of Additional Information, and any written restrictions or limitations from TAM or the Portfolio, will determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Portfolio, and will implement those decisions, all subject to the provisions of the Portfolio’s governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any other specific policies adopted by the Portfolio’s Board and disclosed to the sub-adviser and any written instructions and directions the Board or TAM provides to the sub-adviser.

Under the Portfolio’s New Sub-Advisory Agreement, the sub-adviser is authorized to place orders pursuant to its investment determinations with respect to the allocated assets either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures of the Portfolio’s Board that may modify or restrict the sub-adviser’s authority regarding the execution of the Portfolio’s portfolio transactions provided in the Agreement and applicable law, the sub-adviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Portfolio and/or the other accounts over which the sub-adviser or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars.” The sub-adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the sub-adviser and its affiliates have with respect to accounts over which they exercise investment discretion.

The New Sub-Advisory Agreement further provides that, unless TAM advises the sub-adviser in writing that the right to vote proxies has been expressly reserved to TAM or the Investment Companies or otherwise delegated to another party, the sub-adviser will exercise voting rights pertaining to its allocated portion of the Portfolio’s assets in accordance with the sub-adviser’s proxy voting policies and procedures without consultation with TAM or the Portfolio. The New Sub-Advisory Agreement further provides that the sub-adviser will furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

The New Sub-Advisory Agreement provides that the sub-adviser will monitor the security valuations of the assets allocated to it and that if the sub-adviser believes that the carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the sub-adviser will notify TAM promptly. In addition, the sub-adviser will be available to consult with TAM in the event of a pricing problem and to participate in the Portfolio’s valuation committee meetings.

Fees. Under the New Sub-Advisory Agreement, TAM will pay the sub-adviser a fee out of the investment advisory fee TAM receives from the Portfolio.

Under the New Sub-Advisory Agreement, if approved, TAM (not the Portfolio) will pay AUIM sub-advisory fees, according to the following schedule, for its services with respect to the Portfolio’s average daily net assets on an annual basis:

0.20% of the first $500 million

0.19% over $500 million up to $600 million

0.18% over $600 million up to $1 billion

0.17% over $1 billion up to $2 billion

0.16% in excess of $2 billion

The average daily net assets for purposes of calculating the sub-advisory fees will be determined on a combined basis with certain other Transamerica mutual funds sub-advised by AUIM.

Payment of Expenses. The New Sub-Advisory Agreement requires the sub-adviser to pay all expenses incurred by it in the performance of its duties under the Agreement and requires TAM to pay all expenses incurred by it in the performance of TAM’s duties under the Agreement. Under the New Sub-Advisory Agreement, the Portfolio will bear all expenses not expressly assumed by TAM or the sub-adviser incurred in the operation of the Portfolio and the offering of its shares. The operating expenses of the Portfolio are not expected to increase as a result of entering into the New Sub-Advisory Agreement.

Conflicts of Interest. The New Sub-Advisory Agreement provides that the sub-adviser will not deal with itself, or with members of the Portfolio’s Board or any principal underwriter of the Portfolio, as principals or agents in making purchases or sales of securities or other property for the account of the Portfolio, nor will it purchase any securities from an underwriting or selling group in which the sub-adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Portfolio and another account advised by the sub-adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Portfolio from time to time. The New Sub-Advisory Agreement specifically provides that personnel of the sub-adviser may nonetheless engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. In addition, the sub-adviser may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

The New Sub-Advisory Agreement also provides that if the purchase or sale of securities consistent with the investment policies of the Portfolio or one or more other accounts of the sub-adviser are considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by the sub-adviser. In addition, if transactions of the Portfolio and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the sub-adviser’s policies and procedures as presented to the Board from time to time.

Limitation on Liability. Under the New Sub-Advisory Agreement, the sub-adviser assumes no responsibility other than to render the services called for by the agreement in good faith, and the sub-adviser is not liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio. The sub-adviser is not protected, however, against liability by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement. This same limitation of liability applies to affiliates of the sub-adviser who may provide services to the Portfolio as contemplated by the New Sub-Advisory Agreement.

Term and Continuance. If approved by shareholders of the Portfolio, the New Sub-Advisory Agreement for the Portfolio will continue in effect, unless sooner terminated as set forth therein, for two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of the Portfolio. Notwithstanding the foregoing, the New Sub-Advisory Agreement will be considered by the Board on the same calendar as the investment advisory agreement with TAM.

Termination. The New Sub-Advisory Agreement for the Portfolio provides that the Agreement may be terminated at any time, without penalty, by the Board or by the shareholders of the Portfolio acting by a vote of at least a majority of its outstanding voting securities. In addition, the New Sub-Advisory Agreement may be terminated by TAM upon written notice to the sub-adviser, without the payment of any penalty. The New Sub-Advisory Agreement for the Portfolio also provides that the sub-adviser may terminate the Agreement upon giving 90 days’ written notice to TAM. The New Sub-Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act) and may not be assigned by TAM without the consent of the sub-adviser.

Board Considerations

At a meeting of the Board of Trustees of Transamerica Series Trust (for purposes of this section, the “Board”) held on January 22 and 23, 2014, the Board considered the approval of the New Sub-Advisory Agreement for the Portfolio between TAM and AUIM, the Portfolio’s proposed new sub-adviser.

Following their review and consideration, the Board Members determined that the terms of the New Sub-Advisory Agreement between TAM and AUIM with respect to the Portfolio are reasonable and approval of the New Sub-Advisory Agreement is in the best interests of the Portfolio and its Shareholders. The Board, including the Independent Board Members, unanimously approved the New Sub-Advisory Agreement for an initial two-year period.

To assist the Board Members in their consideration of the New Sub-Advisory Agreement, the Board Members received in advance of their meeting certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board considered:

(a)

that TAM advised the Board Members that the appointment of AUIM is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its shareholders, including compliance services;

(b)

that TAM proposed the new sub-adviser as part of an internal restructuring and that, in connection with the proposed addition of a sub-adviser, there will be no change to the Portfolio’s portfolio manager, objective, investment strategies, or risks.

(c)

that AUIM is an experienced and respected asset management firm, and that TAM believes that AUIM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on an assessment of the services that AUIM provides to other funds within the Transamerica mutual fund complex;

(d)	that AUIM and TAM are affiliated entities;

(e)

that in June 2013 the Board performed a full annual review of a number of sub-advisory agreements with AUIM with respect to Transamerica mutual funds not discussed herein, and determined that AUIM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Transamerica mutual fund complex;

(f)	the proposed responsibilities of AUIM for the Portfolio and the services expected to be provided by it;

(g)	that advisory fee rate paid by the Portfolio to TAM would not change;

(h)	that the proposed sub-advisory fees to be paid by TAM to AUIM are reasonable in light of the services to be provided;

(i)	that TAM recommended to the Board that AUIM be appointed as Sub-Adviser to the Portfolio after the internal restructuring in order to maintain continuity of the portfolio management team; and

(j)

that the Portfolio would bear its portion of the costs of obtaining shareholder approval of the New Sub-Advisory Agreements, such costs to be allocated on the basis of the Funds’ respective net assets except where direct costs can reasonably be attributed to a particular Fund.

Further, the Board Members, including a majority of the independent Board Members, found that the change in sub-adviser to AUIM is in the best interests of the Portfolio and its shareholders and does not involve a conflict of interest from which TAM and AUIM derives an inappropriate advantage.

A discussion followed that included consideration of these and other matters.

In their deliberations, the Board Members evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the considerations discussed here, among others, although they did not identify any consideration or particular information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided

In evaluating the nature, extent and quality of the services to be provided by AUIM under the New Sub-Advisory Agreement, the Board considered, among other things, information provided by TAM and AUIM regarding AUIM’s operations (including research and trading), facilities, organization and personnel of AUIM, AUIM’s ability to use its resources effectively in performing its duties under the New Sub-Advisory Agreement, and AUIM’s capabilities in implementing the investment strategies of the Portfolio. The Board also considered that AUIM and TAM are affiliated entities. The Board considered that TAM has advised the Board that the appointment of AUIM is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its Shareholders, including compliance services. The Board noted that there will be no change to the Portfolio’s portfolio manager, objective, investment strategies, or risks as part of the internal reorganization. The Board considered that AUIM is an experienced and respected asset management firm and that TAM believes that AUIM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on the assessment of the services that AUIM provides to other Transamerica mutual funds. The Board Members also considered that in June 2013 they had performed a full annual review of a number of sub-advisory agreements with AUIM and had determined that AUIM has the capabilities, resources and personnel necessary to provide the sub-advisory services to the funds subject to those agreements.

Based on their review of the materials provided and the assurances they had received from TAM, the Board determined that AUIM can provide sub-advisory services that are appropriate in scope and extent in light of the investment program for the Portfolio and that AUIM’s appointment is not expected to adversely affect the nature, extent and quality of services provided to the Portfolio.

Investment Performance

The Board considered AUIM’s investment management experience, capabilities and resources, including with respect to other Transamerica mutual funds that it sub-advises within the Transamerica mutual fund complex. The Board reviewed the performance of the Portfolio and noted that there would be no change to the Portfolio’s portfolio manager, objective, investment strategies, or risks as a result of adding AUIM as a sub-adviser.

In addition, the Board Members noted that they had recently considered the performance of other funds sub-advised by AUIM as part of the full annual review of the sub-advisory agreements for those funds and, in that connection, determined that AUIM was capable of providing investment and related services that are appropriate in scope and extent in light of those funds’ operations, the competitive landscape of the investment company business and investor needs.

On the basis of this information and the Board’s assessment of the nature, extent and quality of the services to be provided by AUIM, the Board concluded that AUIM is capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies.

Advisory Fee, Sub-Advisory Fee, Cost of Services Provided and Profitability

The Board considered that the advisory fee rate payable by the Portfolio to TAM would not change. The Board also considered that the proposed sub-advisory fee schedule in the New Sub-Advisory Agreement and noted that the assets of the Portfolio would be aggregated with the assets of certain other Transamerica mutual funds sub-advised by AUIM for purposes of calculating the sub-advisory fees payable by TAM to AUIM. The Board Members noted that the Portfolio will not pay the sub-advisory fee. On the basis of these considerations, together with the other information it considered, the Board determined that the sub-advisory fee to be received by AUIM under the New Sub-Advisory Agreement is reasonable in light of the services to be provided.

With respect to AUIM’s costs and profitability in providing services to the Portfolio, the Board noted that TAM and AUIM are affiliates, and that information about AUIM’s revenues and expenses was incorporated into an analysis of the anticipated impact of the sub-adviser change on TAM’s profitability. As a result, the Board principally considered profitability information for TAM and AUIM in the aggregate.

Economies of Scale

The Board considered that the Portfolio’s assets would be aggregated with the assets of certain other Transamerica mutual funds sub-advised by AUIM for purposes of determining the applicable sub-advisory fee rate. The Board noted that TAM believes that the appointment of AUIM as sub-adviser has the potential to attract additional assets because of AUIM’s asset management capabilities across the fixed income spectrum. The Board Members concluded that they would have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees payable by TAM to AUIM, in the future.

Fall-Out Benefits

The Board took into consideration the character of any incidental benefits received by AUIM, including the potential for increased visibility in the marketplace as a result of AUIM’s relationship with the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, found that the change in sub-adviser to AUIM is in the best interests of the Portfolio and its Shareholders and does not involve a conflict of interest from which TAM or AUIM derives an inappropriate advantage. The Board, including all of the Independent Board Members, concluded that the approval of the New Sub-Advisory Agreement is in the best interests of the Portfolio and its Shareholders and voted to approve the New Sub-Advisory Agreement.

In the event that Shareholders do not approve the Proposal, the Board will determine the appropriate course of action with respect to the management of the Portfolio.

Information about the Sub-Adviser

AUIM, located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, is a registered investment adviser. AUIM, an affiliate of TAM, is a wholly owned, indirect subsidiary of Aegon N.V., a Netherlands corporation and publicly traded international insurance group. AUIM is directly owned by Aegon USA Asset Management Holding, LLC,1 which is owned by AUSA Holding Company,2 which is owned by Aegon USA, LLC.1 Aegon USA, LLC is owned by Aegon U.S. Holding Corporation,1 which is owned by Transamerica Corporation (DE).1 Transamerica Corporation (DE) is owned by The Aegon Trust,3 which is owned by Aegon International B.V. 3 AEGON International B.V. is owned by AEGON N.V.3

1.	4333 Edgewood Road NE, Cedar Rapids IA 52499, United States
2.	1111 North Charles Street, Baltimore MD 21201, United States
3.	AEGONplein 50, 2591 TV The Hague, The Netherlands

The name and principal occupation of the directors and principal executive officers (or persons performing similar functions) of the Sub-Adviser are set forth in Appendix C. The principal address of each individual as it relates to his or her duties at the Sub-Adviser is the same as that of the Sub-Adviser.

Amounts paid by the Portfolio to TAM, an affiliate of AUIM, during the fiscal year ended December 31, 2013 were $(20,284). If the New Sub-Advisory Agreement had been in effect during the last fiscal year, TAM would have paid AUIM $262. The amount paid by the Portfolio to TAM would not have changed. TAM will continue to provide investment advisory services to the Portfolio, as described in this Proxy Statement. TAM, not the Portfolio, will pay any sub-advisory fees to AUIM under the New Sub-Advisory Agreement.

Amounts paid to TAM and to affiliates of TAM during the fiscal year ended by the Portfolio and the services for which the amounts were paid, if any, are disclosed in Appendix E. There were no other material payments by the Portfolio to AUIM, TAM, or any of their affiliates during that period.

Management Activities. AUIM does not act as adviser or sub-adviser for any other registered investment companies with investment objectives similar to the Portfolio.

Brokerage Information

There were no brokerage commissions incurred on security transactions placed with affiliates of the adviser or sub-adviser for the fiscal year ended December 31, 2013.

Shareholder Approval

To become effective with respect to the Portfolio, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Portfolio. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Portfolio that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Portfolio are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Portfolio. The New Sub-Advisory Agreement was approved by the independent Board Members, separately, and by the Board of the Portfolio, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above.

Your Board recommends that you vote “FOR” the approval of the New Sub-Advisory Agreement.

PROPOSAL IX — APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT

To approve a new sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”) (to be voted on for Transamerica ING Conservative Allocation VP).

This Proposal IX is to be voted on by shareholders of Transamerica ING Conservative Allocation VP (for purposes of this proposal, the “Portfolio”).

At the Special Meeting, Shareholders will be asked to approve a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between Transamerica Asset Management, Inc. (“TAM”), the Portfolio’s investment adviser, and AUIM, the Portfolio’s proposed new sub-adviser, as part of an internal restructuring of TAM. AUIM is an affiliate of TAM. In connection with the proposed addition of a sub-adviser, there will be no change to the Portfolio’s portfolio manager(s), objective, investment strategies, or risks.

A general description of the proposed New Sub-Advisory Agreement is included below. The Board approved the New Sub-Advisory Agreement at an in-person meeting held on January 22 and 23, 2014. Shareholder approval of the New Sub-Advisory Agreement must also be obtained, and the Board has authorized seeking such approval. The form of the New Sub-Advisory Agreement is included in Appendix B.

The Portfolio has an investment advisory agreement with TAM, which was last approved by shareholders on November 16, 2012 when certain changes were made to standardize terms across all the investment advisory agreements for funds in the Transamerica fund complex. The Board last approved the investment advisory agreement at an in-person meeting held on January 22 and 23, 2014 when it was revised to describe in greater detail the services provided by TAM to the Portfolio. Pursuant to the investment advisory agreement, TAM is responsible for providing investment advisory services, including management, supervision and investment research and advice, to the Portfolio and is authorized to enter into contracts with one or more sub-advisers to perform certain duties of TAM under the investment advisory agreement. The Portfolio currently does not have a sub-adviser. TAM has recommended, and the Board has approved (subject to shareholder approval), the appointment of AUIM as a sub-adviser to the Portfolio because the Portfolio’s portfolio manager - currently an employee of TAM - is transitioning his functions to AUIM as a result of the internal restructuring. TAM will oversee AUIM and monitor its provision of portfolio management services and investment performance. TAM is entitled to receive investment advisory fees for its service as investment adviser to the Portfolio. The advisory fee is calculated based on the average daily net assets of the Portfolio. The Portfolio paid TAM $(16,294) in advisory fees after waivers or reimbursements, if any, for the fiscal year ended December 31, 2013. If this Proposal IX is approved, TAM, not the Portfolio, will pay AUIM a sub-advisory fee out of the investment advisory fee it receives from the Portfolio. There will be no change operating expenses. Although the Portfolio may rely on an Order from the Securities and Exchange Commission (the “SEC”) that permits TAM, subject to certain conditions, and without the approval of Shareholders, to employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser, Shareholder approval of this Proposal IX is being sought because AUIM is an affiliate of TAM.

The appointment of AUIM is not expected to result in any material changes in the nature or the level of investment advisory services provided to the Portfolio. While TAM currently provides all of the investment advisory services to the Portfolio itself, certain of those services will be transitioned to AUIM when the Portfolio’s portfolio manager becomes an employee of AUIM instead of TAM, as a result of the restructuring. TAM will continue to provide investment advisory services to the Portfolio, including, among other things: the design, development and ongoing review and evaluation of the Portfolio, its investment strategy, compliance program, valuation process and proxy voting process; the ongoing oversight and analysis of portfolio trading and risk management; preparation of the Portfolio’s prospectus and other disclosure materials; and the ongoing oversight and monitoring of AUIM. The Portfolio’s objective, investment strategies and risks will not change.

AUIM has asset management capabilities across the fixed income spectrum, a depth of research and management staff, and resources that will enable it to implement the investment strategies of the Portfolio. As noted above, the portfolio manager primarily responsible for determining what securities and other investments and instruments are purchased, retained, sold or exchanged by the Portfolio, will continue to serve in that role as an employee of AUIM, rather than of TAM. In addition, the Portfolio will benefit from AUIM’s ability to leverage the experience, scale, depth of talent and institutional resources of AUIM. TAM recommended the appointment of AUIM as sub-adviser to the Board based on the desire to ensure continuity of service following the restructuring, as well as an overall assessment of AUIM’s capabilities. If the New Sub-Advisory Agreement with AUIM is approved, the Portfolio’s assets will continue to be invested in the same manner that they are currently invested.

General Description of Sub-Advisory Agreement

Set forth below is a general description of certain terms of the New Sub-Advisory Agreement. A copy of the form of New Sub-Advisory Agreement is attached to this Joint Proxy Statement as Appendix B, and you should refer to Appendix B for the complete terms of the New Sub-Advisory Agreement.

Investment Management Services. The New Sub-Advisory Agreement provides that, subject to the supervision of the Portfolio’s Board Members and of TAM, the sub-adviser will regularly provide the Portfolio, with respect to that portion of a Portfolio’s assets allocated to it by TAM, with investment research, advice, management and supervision, will furnish a continuous investment program for the allocated assets consistent with the Portfolio’s investment objectives, policies and restrictions, as stated in the Portfolio’s current Prospectus and Statement of Additional Information, and any written restrictions or limitations from TAM or the Portfolio, will determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Portfolio, and will implement those decisions, all subject to the provisions of the Portfolio’s governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any other specific policies adopted by the Portfolio’s Board and disclosed to the sub-adviser and any written instructions and directions the Board or TAM provides to the sub-adviser.

Under the Portfolio’s New Sub-Advisory Agreement, the sub-adviser is authorized to place orders pursuant to its investment determinations with respect to the allocated assets either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures of the Portfolio’s Board that may modify or restrict the sub-adviser’s authority regarding the execution of the Portfolio’s portfolio transactions provided in the Agreement and applicable law, the sub-adviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Portfolio and/or the other accounts over which the sub-adviser or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars.” The sub-adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the sub-adviser and its affiliates have with respect to accounts over which they exercise investment discretion.

The New Sub-Advisory Agreement further provides that, unless TAM advises the sub-adviser in writing that the right to vote proxies has been expressly reserved to TAM or the Investment Companies or otherwise delegated to another party, the sub-adviser will exercise voting rights pertaining to its allocated portion of the Portfolio’s assets in accordance with the sub-adviser’s proxy voting policies and procedures without consultation with TAM or the Portfolio. The New Sub-Advisory Agreement further provides that the sub-adviser will furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

The New Sub-Advisory Agreement provides that the sub-adviser will monitor the security valuations of the assets allocated to it and that if the sub-adviser believes that the carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the sub-adviser will notify TAM promptly. In addition, the sub-adviser will be available to consult with TAM in the event of a pricing problem and to participate in the Portfolio’s valuation committee meetings.

Fees. Under the New Sub-Advisory Agreement, TAM will pay the sub-adviser a fee out of the investment advisory fee TAM receives from the Portfolio.

Under the New Sub-Advisory Agreement, if approved, TAM (not the Portfolio) will pay AUIM sub-advisory fees, according to the following schedule, for its services with respect to the Portfolio’s average daily net assets on an annual basis:

0.08% of the first $10 billion

0.075% in excess of $10 billion

The average daily net assets for purposes of calculating the sub-advisory fees will be determined on a combined basis with certain other Transamerica mutual funds sub-advised by AUIM.

Payment of Expenses. The New Sub-Advisory Agreement requires the sub-adviser to pay all expenses incurred by it in the performance of its duties under the Agreement and requires TAM to pay all expenses incurred by it in the performance of TAM’s duties under the Agreement. Under the New Sub-Advisory Agreement, the Portfolio will bear all expenses not expressly assumed by TAM or the sub-adviser incurred in the operation of the Portfolio and the offering of its shares. The operating expenses of the Portfolio are not expected to increase as a result of entering into the New Sub-Advisory Agreement.

Conflicts of Interest. The New Sub-Advisory Agreement provides that the sub-adviser will not deal with itself, or with members of the Portfolio’s Board or any principal underwriter of the Portfolio, as principals or agents in making purchases or sales of securities or other property for the account of the Portfolio, nor will it purchase any securities from an underwriting or selling group in which the sub-adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Portfolio and another account advised by the sub-adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Portfolio from time to time. The New Sub-Advisory Agreement specifically provides that personnel of the sub-adviser may nonetheless engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. In addition, the sub-adviser may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

The New Sub-Advisory Agreement also provides that if the purchase or sale of securities consistent with the investment policies of the Portfolio or one or more other accounts of the sub-adviser are considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by the sub-adviser. In addition, if transactions of the Portfolio and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the sub-adviser’s policies and procedures as presented to the Board from time to time.

Limitation on Liability. Under the New Sub-Advisory Agreement, the sub-adviser assumes no responsibility other than to render the services called for by the agreement in good faith, and the sub-adviser is not liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio. The sub-adviser is not protected, however, against liability by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement. This same limitation of liability applies to affiliates of the sub-adviser who may provide services to the Portfolio as contemplated by the New Sub-Advisory Agreement.

Term and Continuance. If approved by shareholders of the Portfolio, the New Sub-Advisory Agreement for the Portfolio will continue in effect, unless sooner terminated as set forth therein, for two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of the Portfolio. Notwithstanding the foregoing, the New Sub-Advisory Agreement will be considered by the Board on the same calendar as the investment advisory agreement with TAM.

Termination. The New Sub-Advisory Agreement for the Portfolio provides that the Agreement may be terminated at any time, without penalty, by the Board or by the shareholders of the Portfolio acting by a vote of at least a majority of its outstanding voting securities. In addition, the New Sub-Advisory Agreement may be terminated by TAM upon written notice to the sub-adviser, without the payment of any penalty. The New Sub-Advisory Agreement for the Portfolio also provides that the sub-adviser may terminate the Agreement upon giving 90 days’ written notice to TAM. The New Sub-Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act) and may not be assigned by TAM without the consent of the sub-adviser.

Board Considerations

At a meeting of the Board of Trustees of Transamerica Series Trust (for purposes of this section, the “Board”) held on January 22 and 23, 2014, the Board considered the approval of the New Sub-Advisory Agreement for the Portfolio between TAM and AUIM, the Portfolio’s proposed new sub-adviser.

Following their review and consideration, the Board Members determined that the terms of the New Sub-Advisory Agreement between TAM and AUIM with respect to the Portfolio are reasonable and approval of the New Sub-Advisory Agreement is in the best interests of the Portfolio and its Shareholders. The Board, including the Independent Board Members, unanimously approved the New Sub-Advisory Agreement for an initial two-year period.

To assist the Board Members in their consideration of the New Sub-Advisory Agreement, the Board Members received in advance of their meeting certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board considered:

(a)

that TAM advised the Board Members that the appointment of AUIM is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its shareholders, including compliance services;

(b)

that TAM proposed the new sub-adviser as part of an internal restructuring and that, in connection with the proposed addition of a sub-adviser, there will be no change to the Portfolio’s portfolio manager, objective, investment strategies, or risks.

(c)

that AUIM is an experienced and respected asset management firm, and that TAM believes that AUIM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on an assessment of the services that AUIM provides to other funds within the Transamerica mutual fund complex;

(d)	that AUIM and TAM are affiliated entities;

(e)

that in June 2013 the Board performed a full annual review of a number of sub-advisory agreements with AUIM with respect to Transamerica mutual funds not discussed herein, and determined that AUIM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Transamerica mutual fund complex;

(f)	the proposed responsibilities of AUIM for the Portfolio and the services expected to be provided by it;

(g)	that advisory fee rate paid by the Portfolio to TAM would not increase;

(h)	that the proposed sub-advisory fees to be paid by TAM to AUIM are reasonable in light of the services to be provided;

(i)	that TAM recommended to the Board that AUIM be appointed as Sub-Adviser to the Portfolio after the internal restructuring in order to maintain continuity of the portfolio management team; and

(j)

that the Portfolio would bear its portion of the costs of obtaining shareholder approval of the New Sub-Advisory Agreements, such costs to be allocated on the basis of the Funds’ respective net assets except where direct costs can reasonably be attributed to a particular Fund.

Further, the Board Members, including a majority of the independent Board Members, found that the change in sub-adviser to AUIM is in the best interests of the Portfolio and its shareholders and does not involve a conflict of interest from which TAM and AUIM derives an inappropriate advantage.

A discussion followed that included consideration of these and other matters.

In their deliberations, the Board Members evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the considerations discussed here, among others, although they did not identify any consideration or particular information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided

In evaluating the nature, extent and quality of the services to be provided by AUIM under the New Sub-Advisory Agreement, the Board considered, among other things, information provided by TAM and AUIM regarding AUIM’s operations (including research and trading), facilities, organization and personnel of AUIM, AUIM’s ability to use its resources effectively in performing its duties under the New Sub-Advisory Agreement, and AUIM’s capabilities in implementing the investment strategies of the Portfolio. The Board also considered that AUIM and TAM are affiliated entities. The Board considered that TAM has advised the Board that the appointment of AUIM is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its Shareholders, including compliance services. The Board noted that there will be no change to the Portfolio’s portfolio manager, objective, investment strategies, or risks as part of the internal reorganization. The Board considered that AUIM is an experienced and respected asset management firm and that TAM believes that AUIM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on the assessment of the services that AUIM provides to other Transamerica mutual funds. The Board Members also considered that in June 2013 they had performed a full annual review of a number of sub-advisory agreements with AUIM and had determined that AUIM has the capabilities, resources and personnel necessary to provide the sub-advisory services to the funds subject to those agreements.

Based on their review of the materials provided and the assurances they had received from TAM, the Board determined that AUIM can provide sub-advisory services that are appropriate in scope and extent in light of the investment program for the Portfolio and that AUIM’s appointment is not expected to adversely affect the nature, extent and quality of services provided to the Portfolio.

Investment Performance

The Board considered AUIM’s investment management experience, capabilities and resources, including with respect to other Transamerica mutual funds that it sub-advises within the Transamerica mutual fund complex. The Board reviewed the performance of the Portfolio and noted that there would be no change to the Portfolio’s portfolio manager, objective, investment strategies, or risks as a result of adding AUIM as a sub-adviser.

In addition, the Board Members noted that they had recently considered the performance of other funds sub-advised by AUIM as part of the full annual review of the sub-advisory agreements for those funds and, in that connection, determined that AUIM was capable of providing investment and related services that are appropriate in scope and extent in light of those funds’ operations, the competitive landscape of the investment company business and investor needs.

On the basis of this information and the Board’s assessment of the nature, extent and quality of the services to be provided by AUIM, the Board concluded that AUIM is capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies.

Advisory Fee, Sub-Advisory Fee, Cost of Services Provided and Profitability

The Board considered that the advisory fee rate payable by the Portfolio to TAM would be amended to add a breakpoint at certain asset levels. The Board also considered that the proposed sub-advisory fee schedule in the New Sub-Advisory Agreement and noted that the assets of the Portfolio would be aggregated with the assets of certain other Transamerica mutual funds sub-advised by AUIM for purposes of calculating the sub-advisory fees payable by TAM to AUIM. The Board Members noted that the Portfolio will not pay the sub-advisory fee. On the basis of these considerations, together with the other information it considered, the Board determined that the sub-advisory fee to be received by AUIM under the New Sub-Advisory Agreement is reasonable in light of the services to be provided.

With respect to AUIM’s costs and profitability in providing services to the Portfolio, the Board noted that TAM and AUIM are affiliates, and that information about AUIM’s revenues and expenses was incorporated into an analysis of the anticipated impact of the sub-adviser change on TAM’s profitability. As a result, the Board principally considered profitability information for TAM and AUIM in the aggregate.

Economies of Scale

The Board considered that the Portfolio’s assets would be aggregated with the assets of certain other Transamerica mutual funds sub-advised by AUIM for purposes of determining the applicable sub-advisory fee rate. The Board noted that TAM believes that the appointment of AUIM as sub-adviser has the potential to attract additional assets because of AUIM’s asset management capabilities across the fixed income spectrum. The Board Members concluded that they would have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees payable by TAM to AUIM, in the future.

Fall-Out Benefits

The Board took into consideration the character of any incidental benefits received by AUIM, including the potential for increased visibility in the marketplace as a result of AUIM’s relationship with the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, found that the change in sub-adviser to AUIM is in the best interests of the Portfolio and its Shareholders and does not involve a conflict of interest from which TAM or AUIM derives an inappropriate advantage. The Board, including all of the Independent Board Members, concluded that the approval of the New Sub-Advisory Agreement is in the best interests of the Portfolio and its Shareholders and voted to approve the New Sub-Advisory Agreement.

In the event that Shareholders do not approve the Proposal, the Board will determine the appropriate course of action with respect to the management of the Portfolio.

Information about the Sub-Adviser

AUIM, located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, is a registered investment adviser. AUIM, an affiliate of TAM, is a wholly owned, indirect subsidiary of Aegon N.V., a Netherlands corporation and publicly traded international insurance group. AUIM is directly owned by Aegon USA Asset Management Holding, LLC,1 which is owned by AUSA Holding Company,2 which is owned by Aegon USA, LLC.1 Aegon USA, LLC is owned by Aegon U.S. Holding Corporation,1 which is owned by Transamerica Corporation (DE).1 Transamerica Corporation (DE) is owned by The Aegon Trust,3 which is owned by Aegon International B.V. 3 AEGON International B.V. is owned by AEGON N.V.3

1.	4333 Edgewood Road NE, Cedar Rapids IA 52499, United States
2.	1111 North Charles Street, Baltimore MD 21201, United States
3.	AEGONplein 50, 2591 TV The Hague, The Netherlands

The name and principal occupation of the directors and principal executive officers (or persons performing similar functions) of the Sub-Adviser are set forth in Appendix C. The principal address of each individual as it relates to his or her duties at the Sub-Adviser is the same as that of the Sub-Adviser.

Amounts paid by the Portfolio to TAM, an affiliate of AUIM, during the fiscal year ended December 31, 2013 were $(16,294). If the New Sub-Advisory Agreement had been in effect during the last fiscal year, TAM would have paid AUIM $305. The amount paid by the Portfolio to TAM would not have changed. TAM will continue to provide investment advisory services to the Portfolio, as described in this Proxy Statement. TAM, not the Portfolio, will pay any sub-advisory fees to AUIM under the New Sub-Advisory Agreement.

Amounts paid to TAM and to affiliates of TAM during the fiscal year ended by the Portfolio and the services for which the amounts were paid, if any, are disclosed in Appendix E. There were no other material payments by the Portfolio to AUIM, TAM, or any of their affiliates during that period.

Management Activities. AUIM does not act as adviser or sub-adviser for any other registered investment companies with investment objectives similar to the Portfolio.

Brokerage Information

There were no brokerage commissions incurred on security transactions placed with affiliates of the adviser or sub-adviser for the fiscal year ended December 31, 2013.

Shareholder Approval

To become effective with respect to the Portfolio, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Portfolio. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Portfolio that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Portfolio are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Portfolio. The New Sub-Advisory Agreement was approved by the independent Board Members, separately, and by the Board of the Portfolio, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above.

Your Board recommends that you vote “FOR” the approval of the New Sub-Advisory Agreement.

PROPOSAL X — APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT

To approve a new sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”) (to be voted on for Transamerica ING Balanced Allocation VP).

This Proposal X is to be voted on by shareholders of Transamerica ING Balanced Allocation VP (for purposes of this proposal, the “Portfolio”).

At the Special Meeting, Shareholders will be asked to approve a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between Transamerica Asset Management, Inc. (“TAM”), the Portfolio’s investment adviser, and AUIM, the Portfolio’s proposed new sub-adviser, as part of an internal restructuring of TAM. AUIM is an affiliate of TAM. In connection with the proposed addition of a sub-adviser, there will be no change to the Portfolio’s portfolio manager(s), objective, investment strategies, or risks.

A general description of the proposed New Sub-Advisory Agreement is included below. The Board approved the New Sub-Advisory Agreement at an in-person meeting held on January 22 and 23, 2014. Shareholder approval of the New Sub-Advisory Agreement must also be obtained, and the Board has authorized seeking such approval. The form of the New Sub-Advisory Agreement is included in Appendix B.

The Portfolio has an investment advisory agreement with TAM, which was last approved by shareholders on November 16, 2012 when certain changes were made to standardize terms across all the investment advisory agreements for funds in the Transamerica fund complex. The Board last approved the investment advisory agreement at an in-person meeting held on January 22 and 23, 2014 when it was revised to describe in greater detail the services provided by TAM to the Portfolio. Pursuant to the investment advisory agreement, TAM is responsible for providing investment advisory services, including management, supervision and investment research and advice, to the Portfolio and is authorized to enter into contracts with one or more sub-advisers to perform certain duties of TAM under the investment advisory agreement. The Portfolio currently does not have a sub-adviser. TAM has recommended, and the Board has approved (subject to shareholder approval), the appointment of AUIM as a sub-adviser to the Portfolio because the Portfolio’s portfolio manager - currently an employee of TAM - is transitioning his functions to AUIM as a result of the internal restructuring. TAM will oversee AUIM and monitor its provision of portfolio management services and investment performance. TAM is entitled to receive investment advisory fees for its service as investment adviser to the Portfolio. The advisory fee is calculated based on the average daily net assets of the Portfolio. The Portfolio paid TAM $358 in advisory fees after waivers or reimbursements, if any, for the fiscal year ended December 31, 2013. If this Proposal X is approved, TAM, not the Portfolio, will pay AUIM a sub-advisory fee out of the investment advisory fee it receives from the Portfolio. There will be no change operating expenses. Although the Portfolio may rely on an Order from the Securities and Exchange Commission (the “SEC”) that permits TAM, subject to certain conditions, and without the approval of Shareholders, to employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser, Shareholder approval of this Proposal X is being sought because AUIM is an affiliate of TAM.

The appointment of AUIM is not expected to result in any material changes in the nature or the level of investment advisory services provided to the Portfolio. While TAM currently provides all of the investment advisory services to the Portfolio itself, certain of those services will be transitioned to AUIM when the Portfolio’s portfolio manager becomes an employee of AUIM instead of TAM, as a result of the restructuring. TAM will continue to provide investment advisory services to the Portfolio, including, among other things: the design, development and ongoing review and evaluation of the Portfolio, its investment strategy, compliance program, valuation process and proxy voting process; the ongoing oversight and analysis of portfolio trading and risk management; preparation of the Portfolio’s prospectus and other disclosure materials; and the ongoing oversight and monitoring of AUIM. The Portfolio’s objective, investment strategies and risks will not change.

AUIM has asset management capabilities across the fixed income spectrum, a depth of research and management staff, and resources that will enable it to implement the investment strategies of the Portfolio. As noted above, the portfolio manager primarily responsible for determining what securities and other investments and instruments are purchased, retained, sold or exchanged by the Portfolio, will continue to serve in that role as an employee of AUIM, rather than of TAM. In addition, the Portfolio will benefit from AUIM’s ability to leverage the experience, scale, depth of talent and institutional resources of AUIM. TAM recommended the appointment of AUIM as sub-adviser to the Board based on the desire to ensure continuity of service following the restructuring, as well as an overall assessment of AUIM’s capabilities. If the New Sub-Advisory Agreement with AUIM is approved, the Portfolio’s assets will continue to be invested in the same manner that they are currently invested.

General Description of Sub-Advisory Agreement

Set forth below is a general description of certain terms of the New Sub-Advisory Agreement. A copy of the form of New Sub-Advisory Agreement is attached to this Joint Proxy Statement as Appendix B, and you should refer to Appendix B for the complete terms of the New Sub-Advisory Agreement.

Investment Management Services. The New Sub-Advisory Agreement provides that, subject to the supervision of the Portfolio’s Board Members and of TAM, the sub-adviser will regularly provide the Portfolio, with respect to that portion of a Portfolio’s assets allocated to it by TAM, with investment research, advice, management and supervision, will furnish a continuous investment program for the allocated assets consistent with the Portfolio’s investment objectives, policies and restrictions, as stated in the Portfolio’s current Prospectus and Statement of Additional Information, and any written restrictions or limitations from TAM or the Portfolio, will determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Portfolio, and will implement those decisions, all subject to the provisions of the Portfolio’s governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any other specific policies adopted by the Portfolio’s Board and disclosed to the sub-adviser and any written instructions and directions the Board or TAM provides to the sub-adviser.

Under the Portfolio’s New Sub-Advisory Agreement, the sub-adviser is authorized to place orders pursuant to its investment determinations with respect to the allocated assets either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures of the Portfolio’s Board that may modify or restrict the sub-adviser’s authority regarding the execution of the Portfolio’s portfolio transactions provided in the Agreement and applicable law, the sub-adviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Portfolio and/or the other accounts over which the sub-adviser or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars.” The sub-adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the sub-adviser and its affiliates have with respect to accounts over which they exercise investment discretion.

The New Sub-Advisory Agreement further provides that, unless TAM advises the sub-adviser in writing that the right to vote proxies has been expressly reserved to TAM or the Investment Companies or otherwise delegated to another party, the sub-adviser will exercise voting rights pertaining to its allocated portion of the Portfolio’s assets in accordance with the sub-adviser’s proxy voting policies and procedures without consultation with TAM or the Portfolio. The New Sub-Advisory Agreement further provides that the sub-adviser will furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

The New Sub-Advisory Agreement provides that the sub-adviser will monitor the security valuations of the assets allocated to it and that if the sub-adviser believes that the carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the sub-adviser will notify TAM promptly. In addition, the sub-adviser will be available to consult with TAM in the event of a pricing problem and to participate in the Portfolio’s valuation committee meetings.

Fees. Under the New Sub-Advisory Agreement, TAM will pay the sub-adviser a fee out of the investment advisory fee TAM receives from the Portfolio.

Under the New Sub-Advisory Agreement, if approved, TAM (not the Portfolio) will pay AUIM sub-advisory fees, according to the following schedule, for its services with respect to the Portfolio’s average daily net assets on an annual basis:

0.08% of the first $10 billion

0.075% in excess of $10 billion

The average daily net assets for purposes of calculating the sub-advisory fees will be determined on a combined basis with certain other Transamerica mutual funds sub-advised by AUIM.

Payment of Expenses. The New Sub-Advisory Agreement requires the sub-adviser to pay all expenses incurred by it in the performance of its duties under the Agreement and requires TAM to pay all expenses incurred by it in the performance of TAM’s duties under the Agreement. Under the New Sub-Advisory Agreement, the Portfolio will bear all expenses not expressly assumed by TAM or the sub-adviser incurred in the operation of the Portfolio and the offering of its shares. The operating expenses of the Portfolio are not expected to increase as a result of entering into the New Sub-Advisory Agreement.

Conflicts of Interest. The New Sub-Advisory Agreement provides that the sub-adviser will not deal with itself, or with members of the Portfolio’s Board or any principal underwriter of the Portfolio, as principals or agents in making purchases or sales of securities or other property for the account of the Portfolio, nor will it purchase any securities from an underwriting or selling group in which the sub-adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Portfolio and another account advised by the sub-adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Portfolio from time to time. The New Sub-Advisory Agreement specifically provides that personnel of the sub-adviser may nonetheless engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. In addition, the sub-adviser may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

The New Sub-Advisory Agreement also provides that if the purchase or sale of securities consistent with the investment policies of the Portfolio or one or more other accounts of the sub-adviser are considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by the sub-adviser. In addition, if transactions of the Portfolio and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the sub-adviser’s policies and procedures as presented to the Board from time to time.

Limitation on Liability. Under the New Sub-Advisory Agreement, the sub-adviser assumes no responsibility other than to render the services called for by the agreement in good faith, and the sub-adviser is not liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio. The sub-adviser is not protected, however, against liability by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement. This same limitation of liability applies to affiliates of the sub-adviser who may provide services to the Portfolio as contemplated by the New Sub-Advisory Agreement.

Term and Continuance. If approved by shareholders of the Portfolio, the New Sub-Advisory Agreement for the Portfolio will continue in effect, unless sooner terminated as set forth therein, for two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of the Portfolio. Notwithstanding the foregoing, the New Sub-Advisory Agreement will be considered by the Board on the same calendar as the investment advisory agreement with TAM.

Termination. The New Sub-Advisory Agreement for the Portfolio provides that the Agreement may be terminated at any time, without penalty, by the Board or by the shareholders of the Portfolio acting by a vote of at least a majority of its outstanding voting securities. In addition, the New Sub-Advisory Agreement may be terminated by TAM upon written notice to the sub-adviser, without the payment of any penalty. The New Sub-Advisory Agreement for the Portfolio also provides that the sub-adviser may terminate the Agreement upon giving 90 days’ written notice to TAM. The New Sub-Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act) and may not be assigned by TAM without the consent of the sub-adviser.

Board Considerations

At a meeting of the Board of Trustees of Transamerica Series Trust (for purposes of this section, the “Board”) held on January 22 and 23, 2014, the Board considered the approval of the New Sub-Advisory Agreement for the Portfolio between TAM and AUIM, the Portfolio’s proposed new sub-adviser.

Following their review and consideration, the Board Members determined that the terms of the New Sub-Advisory Agreement between TAM and AUIM with respect to the Portfolio are reasonable and approval of the New Sub-Advisory Agreement is in the best interests of the Portfolio and its Shareholders. The Board, including the Independent Board Members, unanimously approved the New Sub-Advisory Agreement for an initial two-year period.

To assist the Board Members in their consideration of the New Sub-Advisory Agreement, the Board Members received in advance of their meeting certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board considered:

(a)

that TAM advised the Board Members that the appointment of AUIM is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its shareholders, including compliance services;

(b)

that TAM proposed the new sub-adviser as part of an internal restructuring and that, in connection with the proposed addition of a sub-adviser, there will be no change to the Portfolio’s portfolio manager, objective, investment strategies, or risks.

(c)

that AUIM is an experienced and respected asset management firm, and that TAM believes that AUIM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on an assessment of the services that AUIM provides to other funds within the Transamerica mutual fund complex;

(d)	that AUIM and TAM are affiliated entities;

(e)

that in June 2013 the Board performed a full annual review of a number of sub-advisory agreements with AUIM with respect to Transamerica mutual funds not discussed herein, and determined that AUIM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Transamerica mutual fund complex;

(f)	the proposed responsibilities of AUIM for the Portfolio and the services expected to be provided by it;

(g)	that advisory fee rate paid by the Portfolio to TAM would not increase;

(h)	that the proposed sub-advisory fees to be paid by TAM to AUIM are reasonable in light of the services to be provided;

(i)	that TAM recommended to the Board that AUIM be appointed as Sub-Adviser to the Portfolio after the internal restructuring in order to maintain continuity of the portfolio management team; and

(j)

that the Portfolio would bear its portion of the costs of obtaining shareholder approval of the New Sub-Advisory Agreements, such costs to be allocated on the basis of the Funds’ respective net assets except where direct costs can reasonably be attributed to a particular Fund.

Further, the Board Members, including a majority of the independent Board Members, found that the change in sub-adviser to AUIM is in the best interests of the Portfolio and its shareholders and does not involve a conflict of interest from which TAM and AUIM derives an inappropriate advantage.

A discussion followed that included consideration of these and other matters.

In their deliberations, the Board Members evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the considerations discussed here, among others, although they did not identify any consideration or particular information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided

In evaluating the nature, extent and quality of the services to be provided by AUIM under the New Sub-Advisory Agreement, the Board considered, among other things, information provided by TAM and AUIM regarding AUIM’s operations (including research and trading), facilities, organization and personnel of AUIM, AUIM’s ability to use its resources effectively in performing its duties under the New Sub-Advisory Agreement, and AUIM’s capabilities in implementing the investment strategies of the Portfolio. The Board also considered that AUIM and TAM are affiliated entities. The Board considered that TAM has advised the Board that the appointment of AUIM is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its Shareholders, including compliance services. The Board noted that there will be no change to the Portfolio’s portfolio manager, objective, investment strategies, or risks as part of the internal reorganization. The Board considered that AUIM is an experienced and respected asset management firm and that TAM believes that AUIM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on the assessment of the services that AUIM provides to other Transamerica mutual funds. The Board Members also considered that in June 2013 they had performed a full annual review of a number of sub-advisory agreements with AUIM and had determined that AUIM has the capabilities, resources and personnel necessary to provide the sub-advisory services to the funds subject to those agreements.

Based on their review of the materials provided and the assurances they had received from TAM, the Board determined that AUIM can provide sub-advisory services that are appropriate in scope and extent in light of the investment program for the Portfolio and that AUIM’s appointment is not expected to adversely affect the nature, extent and quality of services provided to the Portfolio.

Investment Performance

The Board considered AUIM’s investment management experience, capabilities and resources, including with respect to other Transamerica mutual funds that it sub-advises within the Transamerica mutual fund complex. The Board reviewed the performance of the Portfolio and noted that there would be no change to the Portfolio’s portfolio manager, objective, investment strategies, or risks as a result of adding AUIM as a sub-adviser.

In addition, the Board Members noted that they had recently considered the performance of other funds sub-advised by AUIM as part of the full annual review of the sub-advisory agreements for those funds and, in that connection, determined that AUIM was capable of providing investment and related services that are appropriate in scope and extent in light of those funds’ operations, the competitive landscape of the investment company business and investor needs.

On the basis of this information and the Board’s assessment of the nature, extent and quality of the services to be provided by AUIM, the Board concluded that AUIM is capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies.

Advisory Fee, Sub-Advisory Fee, Cost of Services Provided and Profitability

The Board considered that the advisory fee rate payable by the Portfolio to TAM would be amended to add a breakpoint at certain asset levels. The Board also considered that the proposed sub-advisory fee schedule in the New Sub-Advisory Agreement and noted that the assets of the Portfolio would be aggregated with the assets of certain other Transamerica mutual funds sub-advised by AUIM for purposes of calculating the sub-advisory fees payable by TAM to AUIM. The Board Members noted that the Portfolio will not pay the sub-advisory fee. On the basis of these considerations, together with the other information it considered, the Board determined that the sub-advisory fee to be received by AUIM under the New Sub-Advisory Agreement is reasonable in light of the services to be provided.

With respect to AUIM’s costs and profitability in providing services to the Portfolio, the Board noted that TAM and AUIM are affiliates, and that information about AUIM’s revenues and expenses was incorporated into an analysis of the anticipated impact of the sub-adviser change on TAM’s profitability. As a result, the Board principally considered profitability information for TAM and AUIM in the aggregate.

Economies of Scale

The Board considered that the Portfolio’s assets would be aggregated with the assets of certain other Transamerica mutual funds sub-advised by AUIM for purposes of determining the applicable sub-advisory fee rate. The Board noted that TAM believes that the appointment of AUIM as sub-adviser has the potential to attract additional assets because of AUIM’s asset management capabilities across the fixed income spectrum. The Board Members concluded that they would have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees payable by TAM to AUIM, in the future.

Fall-Out Benefits

The Board took into consideration the character of any incidental benefits received by AUIM, including the potential for increased visibility in the marketplace as a result of AUIM’s relationship with the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, found that the change in sub-adviser to AUIM is in the best interests of the Portfolio and its Shareholders and does not involve a conflict of interest from which TAM or AUIM derives an inappropriate advantage. The Board, including all of the Independent Board Members, concluded that the approval of the New Sub-Advisory Agreement is in the best interests of the Portfolio and its Shareholders and voted to approve the New Sub-Advisory Agreement.

In the event that Shareholders do not approve the Proposal, the Board will determine the appropriate course of action with respect to the management of the Portfolio.

Information about the Sub-Adviser

AUIM, located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, is a registered investment adviser. AUIM, an affiliate of TAM, is a wholly owned, indirect subsidiary of Aegon N.V., a Netherlands corporation and publicly traded international insurance group. AUIM is directly owned by Aegon USA Asset Management Holding, LLC,1 which is owned by AUSA Holding Company,2 which is owned by Aegon USA, LLC.1 Aegon USA, LLC is owned by Aegon U.S. Holding Corporation,1 which is owned by Transamerica Corporation (DE).1 Transamerica Corporation (DE) is owned by The Aegon Trust,3 which is owned by Aegon International B.V. 3 AEGON International B.V. is owned by AEGON N.V.3

1.	4333 Edgewood Road NE, Cedar Rapids IA 52499, United States
2.	1111 North Charles Street, Baltimore MD 21201, United States
3.	AEGONplein 50, 2591 TV The Hague, The Netherlands

The name and principal occupation of the directors and principal executive officers (or persons performing similar functions) of the Sub-Adviser are set forth in Appendix C. The principal address of each individual as it relates to his or her duties at the Sub-Adviser is the same as that of the Sub-Adviser.

Amounts paid by the Portfolio to TAM, an affiliate of AUIM, during the fiscal year ended December 31, 2013 were $358. If the New Sub-Advisory Agreement had been in effect during the last fiscal year, TAM would have paid AUIM $830. The amount paid by the Portfolio to TAM would not have changed. TAM will continue to provide investment advisory services to the Portfolio, as described in this Proxy Statement. TAM, not the Portfolio, will pay any sub-advisory fees to AUIM under the New Sub-Advisory Agreement.

Amounts paid to TAM and to affiliates of TAM during the fiscal year ended by the Portfolio and the services for which the amounts were paid, if any, are disclosed in Appendix E. There were no other material payments by the Portfolio to AUIM, TAM, or any of their affiliates during that period.

Management Activities. AUIM does not act as adviser or sub-adviser for any other registered investment companies with investment objectives similar to the Portfolio.

Brokerage Information

There were no brokerage commissions incurred on security transactions placed with affiliates of the adviser or sub-adviser for the fiscal year ended December 31, 2013.

Shareholder Approval

To become effective with respect to the Portfolio, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Portfolio. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Portfolio that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Portfolio are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Portfolio. The New Sub-Advisory Agreement was approved by the independent Board Members, separately, and by the Board of the Portfolio, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above.

Your Board recommends that you vote “FOR” the approval of the New Sub-Advisory Agreement.

PROPOSAL XI — APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT

To approve a new sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”) (to be voted on for Transamerica ING Moderate Growth VP).

This Proposal XI is to be voted on by shareholders of Transamerica ING Moderate Growth VP (for purposes of this proposal, the “Portfolio”).

At the Special Meeting, Shareholders will be asked to approve a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between Transamerica Asset Management, Inc. (“TAM”), the Portfolio’s investment adviser, and AUIM, the Portfolio’s proposed new sub-adviser, as part of an internal restructuring of TAM. AUIM is an affiliate of TAM. In connection with the proposed addition of a sub-adviser, there will be no change to the Portfolio’s portfolio manager(s), objective, investment strategies, or risks.

A general description of the proposed New Sub-Advisory Agreement is included below. The Board approved the New Sub-Advisory Agreement at an in-person meeting held on January 22 and 23, 2014. Shareholder approval of the New Sub-Advisory Agreement must also be obtained, and the Board has authorized seeking such approval. The form of the New Sub-Advisory Agreement is included in Appendix B.

The Portfolio has an investment advisory agreement with TAM, which was last approved by shareholders on November 16, 2012 when certain changes were made to standardize terms across all the investment advisory agreements for funds in the Transamerica fund complex. The Board last approved the investment advisory agreement at an in-person meeting held on January 22 and 23, 2014 when it was revised to describe in greater detail the services provided by TAM to the Portfolio. Pursuant to the investment advisory agreement, TAM is responsible for providing investment advisory services, including management, supervision and investment research and advice, to the Portfolio and is authorized to enter into contracts with one or more sub-advisers to perform certain duties of TAM under the investment advisory agreement. The Portfolio currently does not have a sub-adviser. TAM has recommended, and the Board has approved (subject to shareholder approval), the appointment of AUIM as a sub-adviser to the Portfolio because the Portfolio’s portfolio manager - currently an employee of TAM - is transitioning his functions to AUIM as a result of the internal restructuring. TAM will oversee AUIM and monitor its provision of portfolio management services and investment performance. TAM is entitled to receive investment advisory fees for its service as investment adviser to the Portfolio. The advisory fee is calculated based on the average daily net assets of the Portfolio. The Portfolio paid TAM $(10,675) in advisory fees after waivers or reimbursements, if any, for the fiscal year ended December 31, 2013. If this Proposal XI is approved, TAM, not the Portfolio, will pay AUIM a sub-advisory fee out of the investment advisory fee it receives from the Portfolio. There will be no change operating expenses. Although the Portfolio may rely on an Order from the Securities and Exchange Commission (the “SEC”) that permits TAM, subject to certain conditions, and without the approval of Shareholders, to employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser, Shareholder approval of this Proposal XI is being sought because AUIM is an affiliate of TAM.

The appointment of AUIM is not expected to result in any material changes in the nature or the level of investment advisory services provided to the Portfolio. While TAM currently provides all of the investment advisory services to the Portfolio itself, certain of those services will be transitioned to AUIM when the Portfolio’s portfolio manager becomes an employee of AUIM instead of TAM, as a result of the restructuring. TAM will continue to provide investment advisory services to the Portfolio, including, among other things: the design, development and ongoing review and evaluation of the Portfolio, its investment strategy, compliance program, valuation process and proxy voting process; the ongoing oversight and analysis of portfolio trading and risk management; preparation of the Portfolio’s prospectus and other disclosure materials; and the ongoing oversight and monitoring of AUIM. The Portfolio’s objective, investment strategies and risks will not change.

AUIM has asset management capabilities across the fixed income spectrum, a depth of research and management staff, and resources that will enable it to implement the investment strategies of the Portfolio. As noted above, the portfolio manager primarily responsible for determining what securities and other investments and instruments are purchased, retained, sold or exchanged by the Portfolio, will continue to serve in that role as an employee of AUIM, rather than of TAM. In addition, the Portfolio will benefit from AUIM’s ability to leverage the experience, scale, depth of talent and institutional resources of AUIM. TAM recommended the appointment of AUIM as sub-adviser to the Board based on the desire to ensure continuity of service following the restructuring, as well as an overall assessment of AUIM’s capabilities. If the New Sub-Advisory Agreement with AUIM is approved, the Portfolio’s assets will continue to be invested in the same manner that they are currently invested.

General Description of Sub-Advisory Agreement

Set forth below is a general description of certain terms of the New Sub-Advisory Agreement. A copy of the form of New Sub-Advisory Agreement is attached to this Joint Proxy Statement as Appendix B, and you should refer to Appendix B for the complete terms of the New Sub-Advisory Agreement.

Investment Management Services. The New Sub-Advisory Agreement provides that, subject to the supervision of the Portfolio’s Board Members and of TAM, the sub-adviser will regularly provide the Portfolio, with respect to that portion of a Portfolio’s assets allocated to it by TAM, with investment research, advice, management and supervision, will furnish a continuous investment program for the allocated assets consistent with the Portfolio’s investment objectives, policies and restrictions, as stated in the Portfolio’s current Prospectus and Statement of Additional Information, and any written restrictions or limitations from TAM or the Portfolio, will determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Portfolio, and will implement those decisions, all subject to the provisions of the Portfolio’s governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any other specific policies adopted by the Portfolio’s Board and disclosed to the sub-adviser and any written instructions and directions the Board or TAM provides to the sub-adviser.

Under the Portfolio’s New Sub-Advisory Agreement, the sub-adviser is authorized to place orders pursuant to its investment determinations with respect to the allocated assets either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures of the Portfolio’s Board that may modify or restrict the sub-adviser’s authority regarding the execution of the Portfolio’s portfolio transactions provided in the Agreement and applicable law, the sub-adviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Portfolio and/or the other accounts over which the sub-adviser or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars.” The sub-adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the sub-adviser and its affiliates have with respect to accounts over which they exercise investment discretion.

The New Sub-Advisory Agreement further provides that, unless TAM advises the sub-adviser in writing that the right to vote proxies has been expressly reserved to TAM or the Investment Companies or otherwise delegated to another party, the sub-adviser will exercise voting rights pertaining to its allocated portion of the Portfolio’s assets in accordance with the sub-adviser’s proxy voting policies and procedures without consultation with TAM or the Portfolio. The New Sub-Advisory Agreement further provides that the sub-adviser will furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

The New Sub-Advisory Agreement provides that the sub-adviser will monitor the security valuations of the assets allocated to it and that if the sub-adviser believes that the carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the sub-adviser will notify TAM promptly. In addition, the sub-adviser will be available to consult with TAM in the event of a pricing problem and to participate in the Portfolio’s valuation committee meetings.

Fees. Under the New Sub-Advisory Agreement, TAM will pay the sub-adviser a fee out of the investment advisory fee TAM receives from the Portfolio.

Under the New Sub-Advisory Agreement, if approved, TAM (not the Portfolio) will pay AUIM sub-advisory fees, according to the following schedule, for its services with respect to the Portfolio’s average daily net assets on an annual basis:

0.08% of the first $10 billion

0.075% in excess of $10 billion

The average daily net assets for purposes of calculating the sub-advisory fees will be determined on a combined basis with certain other Transamerica mutual funds sub-advised by AUIM.

Payment of Expenses. The New Sub-Advisory Agreement requires the sub-adviser to pay all expenses incurred by it in the performance of its duties under the Agreement and requires TAM to pay all expenses incurred by it in the performance of TAM’s duties under the Agreement. Under the New Sub-Advisory Agreement, the Portfolio will bear all expenses not expressly assumed by TAM or the sub-adviser incurred in the operation of the Portfolio and the offering of its shares. The operating expenses of the Portfolio are not expected to increase as a result of entering into the New Sub-Advisory Agreement.

Conflicts of Interest. The New Sub-Advisory Agreement provides that the sub-adviser will not deal with itself, or with members of the Portfolio’s Board or any principal underwriter of the Portfolio, as principals or agents in making purchases or sales of securities or other property for the account of the Portfolio, nor will it purchase any securities from an underwriting or selling group in which the sub-adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Portfolio and another account advised by the sub-adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Portfolio from time to time. The New Sub-Advisory Agreement specifically provides that personnel of the sub-adviser may nonetheless engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. In addition, the sub-adviser may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

The New Sub-Advisory Agreement also provides that if the purchase or sale of securities consistent with the investment policies of the Portfolio or one or more other accounts of the sub-adviser are considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by the sub-adviser. In addition, if transactions of the Portfolio and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the sub-adviser’s policies and procedures as presented to the Board from time to time.

Limitation on Liability. Under the New Sub-Advisory Agreement, the sub-adviser assumes no responsibility other than to render the services called for by the agreement in good faith, and the sub-adviser is not liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio. The sub-adviser is not protected, however, against liability by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement. This same limitation of liability applies to affiliates of the sub-adviser who may provide services to the Portfolio as contemplated by the New Sub-Advisory Agreement.

Term and Continuance. If approved by shareholders of the Portfolio, the New Sub-Advisory Agreement for the Portfolio will continue in effect, unless sooner terminated as set forth therein, for two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of the Portfolio. Notwithstanding the foregoing, the New Sub-Advisory Agreement will be considered by the Board on the same calendar as the investment advisory agreement with TAM.

Termination. The New Sub-Advisory Agreement for the Portfolio provides that the Agreement may be terminated at any time, without penalty, by the Board or by the shareholders of the Portfolio acting by a vote of at least a majority of its outstanding voting securities. In addition, the New Sub-Advisory Agreement may be terminated by TAM upon written notice to the sub-adviser, without the payment of any penalty. The New Sub-Advisory Agreement for the Portfolio also provides that the sub-adviser may terminate the Agreement upon giving 90 days’ written notice to TAM. The New Sub-Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act) and may not be assigned by TAM without the consent of the sub-adviser.

Board Considerations

At a meeting of the Board of Trustees of Transamerica Series Trust (for purposes of this section, the “Board”) held on January 22 and 23, 2014, the Board considered the approval of the New Sub-Advisory Agreement for the Portfolio between TAM and AUIM, the Portfolio’s proposed new sub-adviser.

Following their review and consideration, the Board Members determined that the terms of the New Sub-Advisory Agreement between TAM and AUIM with respect to the Portfolio are reasonable and approval of the New Sub-Advisory Agreement is in the best interests of the Portfolio and its Shareholders. The Board, including the Independent Board Members, unanimously approved the New Sub-Advisory Agreement for an initial two-year period.

To assist the Board Members in their consideration of the New Sub-Advisory Agreement, the Board Members received in advance of their meeting certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board considered:

(a)

that TAM advised the Board Members that the appointment of AUIM is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its shareholders, including compliance services;

(b)

that TAM proposed the new sub-adviser as part of an internal restructuring and that, in connection with the proposed addition of a sub-adviser, there will be no change to the Portfolio’s portfolio manager, objective, investment strategies, or risks.

(c)

that AUIM is an experienced and respected asset management firm, and that TAM believes that AUIM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on an assessment of the services that AUIM provides to other funds within the Transamerica mutual fund complex;

(d)	that AUIM and TAM are affiliated entities;

(e)

that in June 2013 the Board performed a full annual review of a number of sub-advisory agreements with AUIM with respect to Transamerica mutual funds not discussed herein, and determined that AUIM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Transamerica mutual fund complex;

(f)	the proposed responsibilities of AUIM for the Portfolio and the services expected to be provided by it;

(g)	that advisory fee rate paid by the Portfolio to TAM would not increase;

(h)	that the proposed sub-advisory fees to be paid by TAM to AUIM are reasonable in light of the services to be provided;

(i)	that TAM recommended to the Board that AUIM be appointed as Sub-Adviser to the Portfolio after the internal restructuring in order to maintain continuity of the portfolio management team; and

(j)

that the Portfolio would bear its portion of the costs of obtaining shareholder approval of the New Sub-Advisory Agreements, such costs to be allocated on the basis of the Funds’ respective net assets except where direct costs can reasonably be attributed to a particular Fund.

Further, the Board Members, including a majority of the independent Board Members, found that the change in sub-adviser to AUIM is in the best interests of the Portfolio and its shareholders and does not involve a conflict of interest from which TAM and AUIM derives an inappropriate advantage.

A discussion followed that included consideration of these and other matters.

In their deliberations, the Board Members evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the considerations discussed here, among others, although they did not identify any consideration or particular information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided

In evaluating the nature, extent and quality of the services to be provided by AUIM under the New Sub-Advisory Agreement, the Board considered, among other things, information provided by TAM and AUIM regarding AUIM’s operations (including research and trading), facilities, organization and personnel of AUIM, AUIM’s ability to use its resources effectively in performing its duties under the New Sub-Advisory Agreement, and AUIM’s capabilities in implementing the investment strategies of the Portfolio. The Board also considered that AUIM and TAM are affiliated entities. The Board considered that TAM has advised the Board that the appointment of AUIM is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its Shareholders, including compliance services. The Board noted that there will be no change to the Portfolio’s portfolio manager, objective, investment strategies, or risks as part of the internal reorganization. The Board considered that AUIM is an experienced and respected asset management firm and that TAM believes that AUIM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on the assessment of the services that AUIM provides to other Transamerica mutual funds. The Board Members also considered that in June 2013 they had performed a full annual review of a number of sub-advisory agreements with AUIM and had determined that AUIM has the capabilities, resources and personnel necessary to provide the sub-advisory services to the funds subject to those agreements.

Based on their review of the materials provided and the assurances they had received from TAM, the Board determined that AUIM can provide sub-advisory services that are appropriate in scope and extent in light of the investment program for the Portfolio and that AUIM’s appointment is not expected to adversely affect the nature, extent and quality of services provided to the Portfolio.

Investment Performance

The Board considered AUIM’s investment management experience, capabilities and resources, including with respect to other Transamerica mutual funds that it sub-advises within the Transamerica mutual fund complex. The Board reviewed the performance of the Portfolio and noted that there would be no change to the Portfolio’s portfolio manager, objective, investment strategies, or risks as a result of adding AUIM as a sub-adviser.

In addition, the Board Members noted that they had recently considered the performance of other funds sub-advised by AUIM as part of the full annual review of the sub-advisory agreements for those funds and, in that connection, determined that AUIM was capable of providing investment and related services that are appropriate in scope and extent in light of those funds’ operations, the competitive landscape of the investment company business and investor needs.

On the basis of this information and the Board’s assessment of the nature, extent and quality of the services to be provided by AUIM, the Board concluded that AUIM is capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies.

Advisory Fee, Sub-Advisory Fee, Cost of Services Provided and Profitability

The Board considered that the advisory fee rate payable by the Portfolio to TAM would be amended to add a breakpoint at certain asset levels. The Board also considered that the proposed sub-advisory fee schedule in the New Sub-Advisory Agreement and noted that the assets of the Portfolio would be aggregated with the assets of certain other Transamerica mutual funds sub-advised by AUIM for purposes of calculating the sub-advisory fees payable by TAM to AUIM. The Board Members noted that the Portfolio will not pay the sub-advisory fee. On the basis of these considerations, together with the other information it considered, the Board determined that the sub-advisory fee to be received by AUIM under the New Sub-Advisory Agreement is reasonable in light of the services to be provided.

With respect to AUIM’s costs and profitability in providing services to the Portfolio, the Board noted that TAM and AUIM are affiliates, and that information about AUIM’s revenues and expenses was incorporated into an analysis of the anticipated impact of the sub-adviser change on TAM’s profitability. As a result, the Board principally considered profitability information for TAM and AUIM in the aggregate.

Economies of Scale

The Board considered that the Portfolio’s assets would be aggregated with the assets of certain other Transamerica mutual funds sub-advised by AUIM for purposes of determining the applicable sub-advisory fee rate. The Board noted that TAM believes that the appointment of AUIM as sub-adviser has the potential to attract additional assets because of AUIM’s asset management capabilities across the fixed income spectrum. The Board Members concluded that they would have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees payable by TAM to AUIM, in the future.

Fall-Out Benefits

The Board took into consideration the character of any incidental benefits received by AUIM, including the potential for increased visibility in the marketplace as a result of AUIM’s relationship with the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, found that the change in sub-adviser to AUIM is in the best interests of the Portfolio and its Shareholders and does not involve a conflict of interest from which TAM or AUIM derives an inappropriate advantage. The Board, including all of the Independent Board Members, concluded that the approval of the New Sub-Advisory Agreement is in the best interests of the Portfolio and its Shareholders and voted to approve the New Sub-Advisory Agreement.

In the event that Shareholders do not approve the Proposal, the Board will determine the appropriate course of action with respect to the management of the Portfolio.

Information about the Sub-Adviser

AUIM, located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, is a registered investment adviser. AUIM, an affiliate of TAM, is a wholly owned, indirect subsidiary of Aegon N.V., a Netherlands corporation and publicly traded international insurance group. AUIM is directly owned by Aegon USA Asset Management Holding, LLC,1 which is owned by AUSA Holding Company,2 which is owned by Aegon USA, LLC.1 Aegon USA, LLC is owned by Aegon U.S. Holding Corporation,1 which is owned by Transamerica Corporation (DE).1 Transamerica Corporation (DE) is owned by The Aegon Trust,3 which is owned by Aegon International B.V. 3 AEGON International B.V. is owned by AEGON N.V.3

1.	4333 Edgewood Road NE, Cedar Rapids IA 52499, United States
2.	1111 North Charles Street, Baltimore MD 21201, United States
3.	AEGONplein 50, 2591 TV The Hague, The Netherlands

The name and principal occupation of the directors and principal executive officers (or persons performing similar functions) of the Sub-Adviser are set forth in Appendix C. The principal address of each individual as it relates to his or her duties at the Sub-Adviser is the same as that of the Sub-Adviser.

Amounts paid by the Portfolio to TAM, an affiliate of AUIM, during the fiscal year ended December 31, 2013 were $(10,675). If the New Sub-Advisory Agreement had been in effect during the last fiscal year, TAM would have paid AUIM $1,741. The amount paid by the Portfolio to TAM would not have changed. TAM will continue to provide investment advisory services to the Portfolio, as described in this Proxy Statement. TAM, not the Portfolio, will pay any sub-advisory fees to AUIM under the New Sub-Advisory Agreement.

Amounts paid to TAM and to affiliates of TAM during the fiscal year ended by the Portfolio and the services for which the amounts were paid, if any, are disclosed in Appendix E. There were no other material payments by the Portfolio to AUIM, TAM, or any of their affiliates during that period.

Management Activities. AUIM does not act as adviser or sub-adviser for any other registered investment companies with investment objectives similar to the Portfolio.

Brokerage Information

There were no brokerage commissions incurred on security transactions placed with affiliates of the adviser or sub-adviser for the fiscal year ended December 31, 2013.

Shareholder Approval

To become effective with respect to the Portfolio, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Portfolio. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Portfolio that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Portfolio are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Portfolio. The New Sub-Advisory Agreement was approved by the independent Board Members, separately, and by the Board of the Portfolio, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above.

Your Board recommends that you vote “FOR” the approval of the New Sub-Advisory Agreement.

OTHER BUSINESS

The Board Members do not know of any matters to be presented at the Special Meetings other than those set forth in this Joint Proxy Statement. If other business should properly come before a Special Meeting, including any questions as to an adjournment of postponement of the Shareholder Meeting, any such matter will be voted in accordance with the judgment of the persons named in the accompanying proxy card.

ADDITIONAL INFORMATION

Administrator, Transfer Agent and Principal Underwriter

Transamerica Fund Services, Inc. (“TFS”), the administrator of each series of TF and TST, is located at 570 Carillon Parkway, St. Petersburg, Florida 33716. TFS has outsourced the provision of certain administrative services to State Street Bank & Trust (“State Street”). TFS is also the transfer agent of each series of TF and TST. The current distributor of each series of TF and TST is Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, Colorado 80237. TAM, TFS and TCI are all affiliated due to their common ultimate ownership by Aegon, N.V.

Custodian

State Street, located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, serves as each Fund’s custodian.

Annual and Semi-Annual Reports

Shareholders of TF can find important information about the Funds in TF’s annual report dated October 31, 2013 and its semi-annual report dated April 30, 2013 which have been previously mailed to Shareholders. Shareholders of TST can find important information about the Funds in TST’s annual report dated December 31, 2012 and its semi-annual report dated June 30, 2013, which have been previously mailed to Shareholders. It is expected that the December 31, 2013 annual report for TST will be mailed on or about February 28, 2014. You may obtain copies of these reports without charge by writing to the Funds at the address shown below or by calling the Funds at (888) 233-4339.

Shareholder inquiries and transaction requests should be mailed to:

Transamerica Fund Services Inc.

P.O. Box 219945

Kansas City, MO 64121-9945

Proxy Solicitation

The solicitation of proxies will be principally conducted by the mailing of this Joint Proxy Statement beginning on or about March 12, 2014, but proxies may also be solicited by telephone and/or in person by representatives of the Funds, regular employees of TAM or its affiliate(s), or Computershare, a private proxy services firm. It is anticipated that the estimated cost of retaining Computershare is approximately $270,000. If we have not received your vote as the date of each Special Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and custodians, nominees and fiduciaries to forward proxies and proxy materials to their clients.

The cost of the Special Meetings, including the preparation and mailing of the Notice, Joint Proxy Statement and the solicitation of proxies, including reimbursement to brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies, will be shared by TAM and the Funds, and the Funds’ share will be allocated among the Funds on the basis of their respective net assets, except when direct costs can reasonably be attributed to one or more particular Funds.

Principal Shareholders

As of February 7, 2014, the outstanding shares of each Fund were as set forth in Appendix A.

As of February 7, 2014, the persons listed in Appendix D owned of record the amount of shares of the Funds indicated in Appendix D.

Shareholders Communications to the Boards

Shareholders of a Fund may mail written communications to the Fund’s Board, addressed to the care of the Secretary of the Fund, at the Funds’ address. Each Shareholder communication must (i) be in writing and be signed by the Shareholder, and (ii) identify the full name of the Fund. The Secretary is responsible for collecting, reviewing and organizing all properly submitted holder communications. Except as provided below, with respect to each properly submitted holder communication, the Secretary will either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting, or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a holder communication should not be provided to the Board because the communication, among other things, (i) does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, Shareholders or other matters relating to an investment in the Fund, or (ii) is ministerial in nature (such as a request for Fund literature, share data or financial information).

Shareholders Sharing the Same Address

As permitted by law, each Fund will deliver only one copy of this Joint Proxy Statement to Shareholders residing at the same address, unless such Shareholders have notified the Fund of their desire to receive multiple copies of the Shareholder reports and proxy statements the Fund sends. If you would like to receive an additional copy, please contact your Fund by writing to the address shown on the front page of this Joint Proxy Statement or by calling the Funds at (888) 233-4339. The Fund will then promptly deliver, upon request, a separate copy of this Joint Proxy Statement to any Shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of each Fund’s Shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Shareholder Proposals

The Funds are not required to and do not intend to hold regular annual meetings of Shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to Dennis P. Gallagher, Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Proposals relating to Funds must be received a reasonable time prior to the date of a meeting of Shareholders of the applicable Fund to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A shareholder proposal may be presented at a meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and other governing instruments.

Fiscal Year

The fiscal year end of each series of Transamerica Funds is October 31. The fiscal year end of each series of each of Transamerica Series Trust is December 31.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at any Special Meeting. However, if other matters are properly presented to a Special Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the applicable Fund.

A list of Shareholders entitled to be present and to vote at the Special Meetings will be available at the offices of the Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716 for inspection by any holder during regular business hours beginning ten days prior to the date of the Special Meetings.

Adjournment

Failure of a quorum to be present at a Special Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of a Special Meeting if a quorum is present but sufficient votes have not been received to approve a proposal, or for any other reason consistent with applicable law and the Fund’s Declaration of Trust Charter and By-Laws, including to allow for the further solicitation of proxies. Under each Fund’s By-Laws, in the absence of a quorum, a Special Meeting may be adjourned by the motion of the person presiding at the Special Meeting. If a quorum is present but sufficient votes to approve a proposal are not received, a Special Meeting may be adjourned by the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting. Any adjournment may be made with respect to any business which might have been transacted at such meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Shareholder Meeting prior to adjournment.

Information about the Funds

Each of the Funds is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov), which contains other information about the Funds.

Please submit your voting instructions promptly by signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to similarly provide voting instructions by telephone or by the Internet.

By Order of the Boards,

Dennis P. Gallagher
Vice President, General Counsel and Secretary

March 12, 2014

Appendix A

Funds’ Issued and Outstanding Interests

The following table lists the total shares outstanding and net assets of each Fund as of the Record Date.

Transamerica Series Trust	Total Shares Outstanding	Net Assets
Transamerica Asset Allocation – Conservative VP	153,506,426.60	$1,702,941,753.44
Transamerica Asset Allocation – Moderate VP	476,086,016.52	$5,630,692,261.82
Transamerica Asset Allocation – Moderate Growth VP	438,956,063.96	$5,444,151,753.27
Transamerica Asset Allocation – Growth VP	103,427,354.81	$1,127,877,678.15
Transamerica International Moderate Growth VP	65,005,220.32	$629,553,871.28
Transamerica Multi-Manager Alternative Strategies VP	19,436.40	$195,945.03
Transamerica ING Conservative Allocation VP	124,346.31	$1,264,460.86
Transamerica ING Moderate Growth Allocation VP	320,115.68	$3,482,688.40
Transamerica ING Balanced Allocation VP	780,589.99	$8,219,470.01

Transamerica Funds	Total Shares Outstanding	Net Assets
Transamerica Multi-Manager Alternative Strategies Portfolio	53,051,296.50	$532,138,412.43
Transamerica Opportunistic Allocation	102,003.76	$1,022,448.92

A-1

Appendix B

FORM OF INVESTMENT SUBADVISORY AGREEMENT

Aegon USA Investment Management, LLC

This Agreement, entered into as of             , 2014 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Aegon USA Investment Management, LLC, an Iowa limited liability company (referred to herein as the “Sub-adviser”).

TAM is the investment adviser to Transamerica Funds and Transamerica Series Trust (each a “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Sub-adviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Sub-adviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Sub-adviser to act as sub-adviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Sub-adviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2. Subadvisory Services. In its capacity as sub-adviser to the Fund, the Sub-adviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Sub-adviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Sub-adviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Sub-adviser. The Sub-adviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Sub-adviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Sub-adviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Sub-adviser from time to time, and any other specific policies adopted by the Board and disclosed to the Sub-adviser. The Sub-adviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Sub-adviser is prohibited from directly or indirectly consulting with any other sub-adviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Sub-adviser is authorized to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

The Sub-adviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Sub-adviser or its affiliates exercise investment discretion. The Sub-adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Sub-adviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)

The Fund hereby authorizes any entity or person associated with the Sub-adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Sub-adviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Sub-adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Sub-adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Sub-adviser and its directors and officers.

(d)

Unless TAM advises the Sub-adviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Sub-adviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Sub-adviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Sub-adviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)	The Sub-adviser will monitor the security valuations of the Allocated Assets. If the Sub-adviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Sub-adviser will notify TAM promptly. In addition, the Sub-adviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

3. Activities of the Sub-adviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Sub-adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Sub-adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Sub-adviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Sub-adviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Sub-adviser’s policies and procedures as presented to the Board from time to time.

4. Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Sub-adviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of Shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing Shareholders and of reports and statements to Shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Sub-adviser pursuant to this Agreement.

(c)

The Sub-adviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Sub-adviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Sub-adviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Sub-adviser with such other documents and information with regard to the Fund’s affairs as the Sub-adviser may from time to time reasonably request.

(b)

The Sub-adviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Sub-adviser relating to the services provided by the Sub-adviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6. Compensation of the Sub-adviser. As compensation for the services performed by the Sub-adviser, TAM shall pay the Sub-adviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Sub-adviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be prorated according to the ratio that the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Sub-adviser or any affiliated company of the Sub-adviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Sub-adviser’s or any affiliated company’s staff.

8. Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9. Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the Shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written notice to the Sub-adviser, without the payment of any penalty. The Sub-adviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Sub-adviser and shall not be assignable by TAM without the consent of the Sub-adviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10. Use of Name. If this Agreement is terminated with respect to the Fund and the Sub-adviser no longer serves as sub-adviser to the Fund, the Sub-adviser reserves the right to withdraw from the Trust the right to the use of its name with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and the Sub-adviser or any of its affiliates.

11. Liability of the Sub-adviser. The Sub-adviser may rely on information reasonably believed by it to be accurate and reliable. The Sub-adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Sub-adviser against any liability to TAM or the Fund to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Sub-adviser” shall include any affiliates of the Sub-adviser performing services for the Trust or the Fund contemplated hereby and the partners, Shareholders, directors, officers and employees of the Sub-adviser and such affiliates.

12. Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

13. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Sub-adviser.

14. Books and Records. The Sub-adviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-adviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Sub-adviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

15. Independent Contractor. In the performance of its duties hereunder, the Sub-adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

16. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

17. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.

18. Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:
Name:
Title:	Senior Vice President

AEGON USA INVESTMENT MANAGEMENT, LLC

By:
Name:
Title:

SCHEDULE A

Portfolio	Investment Sub-advisory Fee[1,2]

Transamerica Asset Allocation – Conservative VP3	0.08% of the first $10 billion; and
Transamerica Asset Allocation – Moderate VP3	0.075% in excess of $10 billion.
Transamerica Asset Allocation – Moderate Growth VP3
Transamerica Asset Allocation – Growth VP2
Transamerica Asset Allocation – International Moderate Growth VP3
Transamerica ING Conservative Allocation VP3
Transamerica ING Balanced Allocation VP3
Transamerica ING Moderate Growth Allocation VP3

[1]	As a percentage of average daily net assets on an annual basis.
[2]	AUIM has agreed to waive 6 basis points of their sub-advisory fee through April 30, 2015.
[3]

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Moderate VP, Transamerica Asset Allocation – Moderate Growth VP, Transamerica Asset Allocation – Growth VP, Transamerica Asset Allocation – International Moderate Growth VP, Transamerica ING Conservative Allocation VP, Transamerica ING Balanced Allocation VP and Transamerica ING Moderate Growth Allocation VP, each series of Transamerica Series Trust.

Fund	Investment Sub-advisory Fee[1]

Transamerica Multi-Manager Alternative Strategies Portfolio[2]	0.20% of the first $500 million;
Transamerica Multi-Manager Alternative Strategies VP2	0.19% from $500 million up to $600 million;
0.18% from $500 million up to $1 billion;
0.17% from $1 billion up to $2 billion; and
0.16% in excess of $2 billion.

Transamerica Opportunistic Allocation[3]	0.05% of the first $250 million;
0.04% from $250 million up to $1 billion; and
0.03% in excess of $1 billion.

[1]	As a percentage of average daily net assets on an annual basis.
[2]

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Multi-Manager Alternative Strategies Portfolio, a series of Transamerica Funds and Transamerica Multi-Manager Alternative Strategies VP, a series of Transamerica Series Trust.

[3]	AUIM has agreed to waive their sub-advisory fee until such time that the Fund becomes actively managed. This Fund has been established as a seed strategy.

Appendix C

Directors and Principal Officers of the New Sub-Adviser

Aegon USA Investment Management, LLC (“AUIM”)

Name and Position with AUIM:

Bradley J. Beman, Manager, Executive Vice President & Chief Investment Officer

David L. Blankenship, Manager, President

Kirk W. Buese, Executive Vice President – Private and Structured Finance

Daniel P. Fox, Executive Vice President – Risk Management

Jacqueline D. Griffin, Manager, Executive Vice President – General Account

Terry L. Leitch, Executive Vice President – Derivatives

Garry E. Creed, Senior Vice President

Mark E. Dunn, Senior Vice President

Robert Fitzsimmons, Senior Vice President

Michael C. Fogliano, Senior Vice President

Kevin A. Giles, Senior Vice President – New Initiatives

Darlene Greene – Senior Vice President – Human Resources

David R. Halfpap, Senior Vice President

Karen E. Hufnagel, Senior Vice President and Chief Operating Officer

Calvin W. Norris, Senior Vice President

Eric C. Perry, Senior Vice President

Stephanie M. Phelps, Manager, Senior Vice President, Treasurer and Chief Financial Officer

James K. Schaeffer, Jr., Senior Vice President

Sarvjeev S. Sidhu, Senior Vice President

Jon L. Skaggs, Senior Vice President

Douglas A. Weih, Senior Vice President

Brian Westhoff, Senior Vice President

Jeffrey A. Whitehead, Senior Vice President

John F. Bailey, Vice President

James K. Baskin, Vice President

Peter Brennan, Vice President

Matt Buchanan, Vice President

Timothy L. Carlson, Vice President

Douglas A. Dean, Vice President

Bradley D. Doyle, Vice President

Jason Felderman, Vice President

Rishi Goel, Vice President

Laurence T. Grant, Vice President

Scott P. Hassenstab, Vice President

William J. Henricksen, Vice President

Frederick B. Howard, Vice President

Paul Johnson, Vice President – Internal Communications

Stephen M. Lempa, Vice President

Clayton R. McBride, Vice President

Dennis J. Mochal, Vice President

Christopher D. Pahlke, Vice President

Michael J. Parrish, Vice President

Greg A. Podhajsky, Vice President

Joshua D. Prieskorn, Vice President

James Rich, Vice President

C-1

Michael S. Smith, Vice President

Michael A. Urban, Vice President

Xueqing (Sam) Wang, Vice President

Renee D. Montz, General Counsel and Secretary

Tracy S. Cassidy, Assistant Secretary

Sean C. Monaghan, Assistant Secretary and Counsel

Stephanie L. Steele, Assistant Treasurer

C-2

Appendix D

5% and 25% Interest Ownership

As of February 7, 2014 the following persons owned of record or beneficially 5% or more of a class of outstanding shares of each applicable Fund indicated.

Name & Address	Portfolio Name	Shares	Value	Class	Percent Owned
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Multi-Manager Alternative Strategies Portfolio	4,916,533.025	$49,411,156.90	A	26.13%
UBS WM USA 1000 Harbor Blvd 5th Floor Jersey City NJ 07310	Transamerica Multi-Manager Alternative Strategies Portfolio	4,452,626.058	$44,748,891.88	A	23.67%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-2010	Transamerica Multi-Manager Alternative Strategies Portfolio	2,160,992.894	$21,717,978.58	A	11.49%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Multi-Manager Alternative Strategies Portfolio	1,678,988.608	$16,873,835.51	A	8.92%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Manager Alternative Strategies Portfolio	989,788.217	$9,947,371.58	A	5.26%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Multi-Manager Alternative Strategies Portfolio	2,589,880.450	$25,847,006.89	C	19.09%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Manager Alternative Strategies Portfolio	2,266,970.284	$22,624,363.43	C	16.71%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Multi-Manager Alternative Strategies Portfolio	1,810,235.620	$18,066,151.49	C	13.34%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Multi-Manager Alternative Strategies Portfolio	1,515,215.945	$15,121,855.13	C	11.17%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Multi-Manager Alternative Strategies Portfolio	1,253,428.583	$12,509,217.26	C	9.24%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-2010	Transamerica Multi-Manager Alternative Strategies Portfolio	837,723.664	$8,360,482.17	C	6.17%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica Multi-Manager Alternative Strategies Portfolio	734,556.396	$7,330,872.83	C	5.41%

Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Multi-Manager Alternative Strategies Portfolio	7,942,572.941	$79,743,432.33	I	39.08%
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Manager Alternative Strategies Portfolio	4,670,299.699	$46,889,808.98	I	22.98%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Multi-Manager Alternative Strategies Portfolio	2,333,241.731	$23,425,746.98	I	11.48%
LPL Financial 9785 Towne Centre Dr San Diego CA 92121-1968	Transamerica Multi-Manager Alternative Strategies Portfolio	1,672,087.548	$16,787,758.98	I	8.23%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Multi-Manager Alternative Strategies Portfolio	1,379,906.120	$13,854,257.44	I	6.79%
TCM Division Transamerica Life Insurance Company Separate Account VA B 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Asset Allocation - Conservative VP	25,555,344.607	$285,708,752.71	INV	67.91%
TCM Division Western Reserve Life Assurance Co WRL Series Annuity Account 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Asset Allocation - Conservative VP	6,954,489.730	$77,751,195.18	INV	18.48%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co WRL Series Life Account 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Asset Allocation - Conservative VP	3,284,366.766	$36,719,220.44	INV	8.73%
TCM Division Transamerica Life Insurance Company Separate Account VA B 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Asset Allocation - Conservative VP	98,999,158.873	$1,095,920,688.72	SVC	85.44%
TCM Division Western Reserve Life Assurance Co Separate Account VA U 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Asset Allocation - Conservative VP	5,815,301.832	$64,375,391.28	SVC	5.02%
TCM Division Transamerica Life Insurance Company Separate Account VA B 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Asset Allocation - Growth VP	33,484,811.800	$365,988,992.97	INV	43.43%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co WRL Series Life Account 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Asset Allocation - Growth VP	27,196,750.031	$297,260,477.84	INV	35.28%
TCM Division Western Reserve Life Assurance Co WRL Series Annuity Account 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Asset Allocation - Growth VP	10,212,239.480	$111,619,777.52	INV	13.25%

TCM Division Transamerica Life Insurance Company Separate Account VA B 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Asset Allocation - Growth VP	16,550,003.796	$179,402,041.15	SVC	62.85%
TCM Division Western Reserve Life Assurance Co Separate Account VA U 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Asset Allocation - Growth VP	7,033,098.489	$76,238,787.62	SVC	26.71%
TCM Division Transamerica Life Insurance Company Retirement Builder Variable Annuity Account 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Asset Allocation - Growth VP	1,424,431.082	$15,440,832.93	SVC	5.41%
TCM Division Transamerica Life Insurance Company Separate Account VA B 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate Growth VP	54,960,280.116	$687,553,104.25	INV	52.91%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co WRL Series Life Account 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate Growth VP	24,386,327.560	$305,072,957.78	INV	23.47%
TCM Division Western Reserve Life Assurance Co WRL Series Annuity Account 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate Growth VP	17,438,871.366	$218,160,280.79	INV	16.79%
TCM Division Transamerica Life Insurance Company Separate Account VA B 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate Growth VP	277,517,981.450	$3,432,897,430.54	SVC	82.82%
TCM Division Western Reserve Life Assurance Co Separate Account VA U 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate Growth VP	25,513,622.120	$315,603,505.62	SVC	7.61%
TCM Division Transamerica Life Insurance Company Retirement Builder Variable Annuity Account 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate Growth VP	17,362,703.933	$214,776,647.65	SVC	5.18%
TCM Division Transamerica Life Insurance Company Separate Account VA B 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate VP	49,770,931.855	$594,264,926.35	INV	66.52%

TCM Division Western Reserve Life Assurance Co WRL Series Annuity Account 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate VP	13,471,850.795	$160,853,898.49	INV	18.01%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co WRL Series Life Account 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate VP	7,079,901.607	$84,534,025.19	INV	9.46%
TCM Division Transamerica Life Insurance Company Separate Account VA B 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate VP	354,479,368.726	$4,186,401,344.65	SVC	88.34%
TCM Division Transamerica Life Insurance Company Separate Account VA B 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica ING Balanced Allocation VP	779,106.535	$8,203,991.81	SVC	99.81%
TCM Division Transamerica Life Insurance Company Separate Account VA B 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica ING Conservative Allocation VP	110,310.075	$1,121,853.46	SVC	88.71%
AEGON Financial Partners - Florida Transamerica Asset Management, Inc. Transamerica Asset Manage - Seed 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica ING Conservative Allocation VP	12,500.000	$127,125.00	SVC	10.05%
TCM Division Transamerica Life Insurance Company Separate Account VA B 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica ING Moderate Growth Allocation VP	307,615.682	$3,346,858.62	SVC	96.10%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co WRL Series Life Account 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Moderate Growth VP	1,185,932.507	$11,574,701.27	INV	61.36%
TCM Division Western Reserve Life Assurance Co WRL Series Annuity Account 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Moderate Growth VP	572,842.708	$5,590,944.83	INV	29.64%
AEGON Financial Partners - Florida Transamerica Financial Life Ins Co Tflic Series Life Account 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Moderate Growth VP	116,859.586	$1,140,549.56	INV	6.05%
TCM Division Transamerica Life Insurance Company Separate Account VA B 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Moderate Growth VP	55,027,974.726	$532,670,795.35	SVC	87.25%

AEGON Financial Partners - Florida Transamerica Asset Management, Inc. Transamerica Asset Manage - Seed 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Multi-Manager Alternative Strategies VP	12,500.000	$126,000.00	SVC	64.32%
TCM Division Transamerica Life Insurance Company Separate Account VA B 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Multi-Manager Alternative Strategies VP	6,339.409	$63,901.24	SVC	32.62%

Any Shareholder who holds beneficially 25% or more of a fund may be deemed to control the fund until such time as it holds beneficially less than 25% of the outstanding common shares of the fund. Any Shareholder controlling a fund may be able to determine the outcome of issues that are submitted to Shareholders for vote and may be able to take action regarding the fund without the consent or approval of the other Shareholders. As of February 7, 2014, the Shareholders who held beneficially 25% or more of a fund were as follows:

Name of Investor	Fund Name	Portfolio Value	Percent Owned
TCM Division Transamerica Life Insurance Company Separate Account VA B 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Asset Allocation - Conservative VP	$1,703,455,554.96	64.34%
TCM Division Transamerica Life Insurance Company Separate Account VA B 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Asset Allocation - Growth VP	$1,128,091,051.05	32.44%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co WRL Series Life Account 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Asset Allocation - Growth VP	$1,128,091,051.05	26.35%
TCM Division Transamerica Life Insurance Company Separate Account VA B 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate Growth VP	$5,444,430,153.15	63.05%
TCM Division Transamerica Life Insurance Company Separate Account VA B 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Asset Allocation - Moderate VP	$5,632,302,266.98	74.33%
TCM Division Transamerica Life Insurance Company Separate Account VA B 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica ING Balanced Allocation VP	$8,219,612.55	99.81%

Name of Investor	Fund Name	Portfolio Value	Percent Owned
TCM Division Transamerica Life Insurance Company Separate Account VA B 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica ING Conservative Allocation VP	$1,264,602.01	88.71%
TCM Division Transamerica Life Insurance Company Separate Account VA B 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica ING Moderate Growth Allocation VP	$3,482,858.62	96.10%
TCM Division Transamerica Life Insurance Company Separate Account VA B 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica International Moderate Growth VP	$629,405,151.14	84.63%
AEGON Financial Partners - Florida Transamerica Asset Management, Inc. Transamerica Asset Manage - Seed 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Multi-Manager Alternative Strategies VP	$195,918.76	64.31%
TCM Division Transamerica Life Insurance Company Separate Account VA B 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Multi-Manager Alternative Strategies VP	$195,918.76	32.62%

Appendix E

		Payments to Transamerica Asset Management, Inc. (or affiliates)
	As of Date:	Admin Fees	Transfer Agent	Distribution
Transamerica Asset Allocation- Conservative VP	12/31/2013	$307,714	$25,142	$3,244,290
Transamerica Asset Allocation - Moderate Growth VP	12/31/2013	$903,447	$74,431	$9,694,195
Transamerica Asset Allocation- Moderate VP	12/31/2013	$867,917	$72,009	$10,108,572
Transamerica Asset Allocation- Growth VP	12/31/2013	$184,322	$15,224	$665,062
Transamerica International Moderate Growth VP	12/31/2013	$98,905	$8,209	$1,365,557
Transamerica Multi-Manager Alternative Strategies VP	12/31/2013	$4	$916	$56
Transamerica ING Conservative Allocation VP	12/31/2013	$95	$6	$953
Transamerica ING Moderate Growth Allocation VP	12/31/2013	$259	$16	$2,593
Transamerica ING Balanced Allocation VP	12/31/2013	$544	$33	$5,440
Transamerica Multi-Manager Alternative Strategies Portfolio	10/31/2013	$95,440	$686,269	$2,053,050
Transamerica Opportunistic Allocation	10/31/2013	$-	$-	$-

E-1

PROXY	TRANSAMERICA SERIES TRUST	PROXY
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON APRIL 11, 2014 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE PORTFOLIOS

The undersigned hereby appoints Thomas A. Swank and Dennis P. Gallagher as attorneys and proxies of the undersigned with full power of substitution, to vote for the undersigned all shares of beneficial interests of the Portfolio(s) referenced below with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders (“Special Meeting”) of each Portfolio to be held at the offices of Transamerica Asset Management, Inc., 570 Carillon Parkway, St. Petersburg, Florida 33716, on April 11, 2014, at 4:00 p.m. (Eastern time), and at any adjournments or postponements thereof, with all the power the undersigned would possess if personally present.

The undersigned acknowledges receipt of the Notice of Special Meeting and Joint Proxy Statement and revokes any proxy previously given with respect to such Special Meeting.

The shares represented by this proxy will be voted as instructed. The proxies are authorized in their discretion to vote upon such other matters as may come before the Special Meeting or any adjournment or postponement thereof. The proxies intend to vote with management on any such other business properly brought before the Special Meeting or any adjournment or postponement thereof.

When this proxy is properly executed, the shares represented hereby will be voted as specified. If no specification is made, this proxy will be voted for the proposal set forth below and in the discretion of the proxies with respect to all other matters which may properly come before the Special Meeting and any adjournments thereof.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature and Title, if applicable

Signature (if held jointly)

Date	TSE_25489_030614

PORTFOLIOS	PORTFOLIOS	PORTFOLIOS
Transamerica Asset Allocation – Conservative VP	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate Growth VP
Transamerica Asset Allocation – Moderate VP	Transamerica ING Balanced Allocation VP	Transamerica ING Conservative Allocation VP
Transamerica ING Moderate Growth Allocation VP	Transamerica International Moderate Growth VP	Transamerica Multi-Manager Alternative Strategies VP

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ■

III.	To approve a new sub-advisory agreement with Aegon USA Investment Management, LLC. (“AUIM”) (To be voted on by Transamerica Asset Allocation – Conservative VP).

	FOR	AGAINST	ABSTAIN
Transamerica Asset Allocation – Conservative VP	☐	☐	☐

IV.	To approve a new sub-advisory agreement with AUIM. (To be voted on by Transamerica Asset Allocation – Moderate VP).

	FOR	AGAINST	ABSTAIN
Transamerica Asset Allocation – Moderate VP	☐	☐	☐

V.	To approve a new sub-advisory agreement with AUIM. (To be voted on by Transamerica Asset Allocation – Moderate Growth VP).

	FOR	AGAINST	ABSTAIN
Transamerica Asset Allocation – Moderate Growth VP	☐	☐	☐

VI.	To approve a new sub-advisory agreement with AUIM. (To be voted on by Transamerica Asset Allocation – Growth VP).

	FOR	AGAINST	ABSTAIN
Transamerica Asset Allocation – Growth VP	☐	☐	☐

VII.	To approve a new sub-advisory agreement with AUIM. (To be voted on by Transamerica International Moderate Growth VP).

	FOR	AGAINST	ABSTAIN
Transamerica International Moderate Growth VP	☐	☐	☐

VIII.	To approve a new sub-advisory agreement with AUIM. (To be voted on by Transamerica Multi-Manager Alternative Strategies VP).

	FOR	AGAINST	ABSTAIN
Transamerica Multi-Manager Alternative Strategies VP	☐	☐	☐

IX.	To approve a new sub-advisory agreement with AUIM. (To be voted on by Transamerica ING Conservative Allocation VP).

	FOR	AGAINST	ABSTAIN
Transamerica ING Conservative Allocation VP	☐	☐	☐

X.	To approve a new sub-advisory agreement with AUIM. (To be voted on by Transamerica ING Moderate Growth Allocation VP).

	FOR	AGAINST	ABSTAIN
Transamerica ING Moderate Growth Allocation VP	☐	☐	☐

XI.	To approve a new sub-advisory agreement with AUIM. (To be voted on by Transamerica ING Balanced Allocation VP).

	FOR	AGAINST	ABSTAIN
Transamerica ING Balanced Allocation VP	☐	☐	☐

XII.	To transact such other business as may properly come before the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on April 11, 2014.

The Joint Proxy Statement and Proxy Card for this meeting are available at:

https://www.proxy-direct.com/tra-25489

IMPORTANT: PLEASE SIGN AND DATE BEFORE MAILING.

TSE_25489_030614

VOTING INSTRUCTION	TRANSAMERICA SERIES TRUST	VOTING INSTRUCTION
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON APRIL 11, 2014 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE PORTFOLIOS

INSURANCE COMPANY NAME

The above referenced insurance company is hereby instructed to vote, as designated below, all of the undersigned’s interests in Transamerica Series Trust, at the Special Meeting of Shareholders (“Special Meeting”) to be held on April 11, 2014 at 4:00 p.m. (Eastern time), at 570 Carillon Parkway, St. Petersburg, Florida 33716, and at any and all adjournments thereof, with respect to the matters set forth herein and described in the Notice of Meeting and Joint Proxy Statement dated March 12, 2014, receipt of which is hereby acknowledged.

The undersigned acknowledges receipt of the Notice of Special Meeting and of the accompanying Proxy Statement and revokes any voting instructions previously given with respect to the Special Meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this Form. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature and Title, if applicable

Signature (if held jointly)

Date	TSE_25489_030614-VI

PORTFOLIOS	PORTFOLIOS	PORTFOLIOS
Transamerica Asset Allocation – Conservative VP	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate Growth VP
Transamerica Asset Allocation – Moderate VP	Transamerica ING Balanced Allocation VP	Transamerica ING Conservative Allocation VP
Transamerica ING Moderate Growth Allocation VP	Transamerica International Moderate Growth VP	Transamerica Multi-Manager Alternative Strategies VP

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ■

III.	To approve a new sub-advisory agreement with Aegon USA Investment Management, LLC. (“AUIM”) (To be voted on by Transamerica Asset Allocation – Conservative VP).

	FOR	AGAINST	ABSTAIN
Transamerica Asset Allocation – Conservative VP	☐	☐	☐

IV.	To approve a new sub-advisory agreement with AUIM. (To be voted on by Transamerica Asset Allocation – Moderate VP).

	FOR	AGAINST	ABSTAIN
Transamerica Asset Allocation – Moderate VP	☐	☐	☐

V.	To approve a new sub-advisory agreement with AUIM. (To be voted on by Transamerica Asset Allocation – Moderate Growth VP).

	FOR	AGAINST	ABSTAIN
Transamerica Asset Allocation – Moderate Growth VP	☐	☐	☐

VI.	To approve a new sub-advisory agreement with AUIM. (To be voted on by Transamerica Asset Allocation – Growth VP).

	FOR	AGAINST	ABSTAIN
Transamerica Asset Allocation – Growth VP	☐	☐	☐

VII.	To approve a new sub-advisory agreement with AUIM. (To be voted on by Transamerica International Moderate Growth VP).

	FOR	AGAINST	ABSTAIN
Transamerica International Moderate Growth VP	☐	☐	☐

VIII.	To approve a new sub-advisory agreement with AUIM. (To be voted on by Transamerica Multi-Manager Alternative Strategies VP).

	FOR	AGAINST	ABSTAIN
Transamerica Multi-Manager Alternative Strategies VP	☐	☐	☐

IX.	To approve a new sub-advisory agreement with AUIM. (To be voted on by Transamerica ING Conservative Allocation VP).

	FOR	AGAINST	ABSTAIN
Transamerica ING Conservative Allocation VP	☐	☐	☐

X.	To approve a new sub-advisory agreement with AUIM. (To be voted on by Transamerica ING Moderate Growth Allocation VP).

	FOR	AGAINST	ABSTAIN
Transamerica ING Moderate Growth Allocation VP	☐	☐	☐

XI.	To approve a new sub-advisory agreement with AUIM. (To be voted on by Transamerica ING Balanced Allocation VP).

	FOR	AGAINST	ABSTAIN
Transamerica ING Balanced Allocation VP	☐	☐	☐

XII.	To transact such other business as may properly come before the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on April 11, 2014.

The Joint Proxy Statement and Voting Instruction Card for this meeting are available at:

https://www.proxy-direct.com/tra-25489

IMPORTANT: PLEASE SIGN AND DATE BEFORE MAILING.

TSE_25489_030614-VI